                                                      Registration No.  33-57018

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       __________________________________



                         Post-Effective Amendment No. 6
                                       to
                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933
                       __________________________________


                              SEPARATE ACCOUNT TWO
                           OF THE MANUFACTURERS LIFE
                          INSURANCE COMPANY OF AMERICA
                           (Exact name of registrant)

                             THE MANUFACTURERS LIFE
                          INSURANCE COMPANY OF AMERICA
                              (Name of depositor)
                       __________________________________


                             500 N. Woodward Avenue
                       Bloomfield Hills, Michigan, 48304
              (Address of depositor's principal executive offices)
                       __________________________________

                                 (416) 926-6700


          STEPHEN C. NESBITT
     Secretary and General Counsel                    Notice to:
   The Manufacturers Life Insurance       W. Randolph Thompson, Esq. Of Counsel
          Company of America                Jones & Blouch L.L.P., Suite 405W
        500 N. Woodward Avenue              1025 Thomas Jefferson Street, N.W.
   Bloomfield Hills, Michigan 48304            Washington, D.C.  20007-0805
(Name and Address of Agent for Service)
________________________________________________________________________________


     It is proposed that this filing will become effective:

     _____ immediately upon filing pursuant to paragraph (b) of Rule 485

     _____ on December 31, 1996 pursuant to paragraph (b) of Rule 485

     _____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     __X__  on December 31, 1996 pursuant to paragraph (a)(1) of Rule 485

     _____ 75 days after filing pursuant to paragraph (a)(2) of Rule 485


                        Election Pursuant to Rule 24f-2

Registrant has registered, pursuant to Rule 24f-2 under the Investment Company Act of 1940, an indefinite number of its individual variable annuity contracts for sale under the Securities Act of 1933 and filed a Rule 24f-2 Notice on February 26, 1996 for its fiscal year ended December 31, 1995.

                              SEPARATE ACCOUNT TWO
                                       OF
              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                       Registration Statement on Form N-4

                 Cross-Reference Sheet Required by Rule 495(a)


Form N-4
Item of Part A
Item No.          Caption in Prospectus
--------------    --------------------------------------------------------

     1 -----      Cover Page
     2 -----      Definitions
     3 -----      Summary of Policies
     4 -----      Not applicable
     5 -----      General Information About Manufacturers Life Of America;
                  General Information About Manufacturers Life Insurance Company
                  of America's Separate Accounts, General Information about
                  NASL Series Trust
     6 -----      Description of the Policies ("Policy Charges")
     7 -----      Description of the Policies
     8 -----      Description of the Policies ("Commencement of Annuity
                  Payments"); Appendix A ("Annuity Options")
     9 -----      Description of the Policies ("Provisions On Death")
     10 -----     Description of the Policies ("Purchasing A Policy", "Variable
                  Policy Value and Determination of Variable Policy Value")
     11 -----     Description of the Policies ("Surrender or Withdrawal Rights")
     12 -----     Federal Tax Matters
     13 -----     Not applicable
     14 -----     Not applicable




Form N-4
Item of Part B
Item No.          Caption in Prospectus
--------------    --------------------------------------------------------


     15 -----     Not Applicable
     16 -----     Not applicable
     17 -----     General Information About Manufacturers Life Of America; The
                  Separate Accounts, NASL Series Trust, and The General Account
     18 -----     General Information About Manufacturers Life of America
                  ("Responsibilities Assumed By Manufacturers Life")
     19 -----     Description of the Policies ("Policy Charges"; "Purchasing A
                  Policy")
     20 -----     Other Matters ("Sale of the Policies")
     21 -----     Other Matters ("Calculation of Performance Data")
     22 -----     Not applicable
     23 -----     Financial Statements



                                    PART A.

                      INFORMATION REQUIRED IN A PROSPECTUS

     Lifestyle from Manulife Financial

     Prospectus for

     Multi-Account Flexible
     Payment Variable Annuity

     Issued by

     The Manufacturers Life Insurance
     Company of America

     Lifestyle from Manulife Financial

     Multi-Account Flexible Payment
     Variable Annuity

This prospectus describes Multi-Account Flexible Payment Variable Annuity Policies ("Policies" or "Policy") issued by The Manufacturers Life Insurance Company of America ("Manufacturers Life of America"). The Policies are designed for use in connection with retirement plans that may or may not be entitled to special income tax treatment. The Policies will be offered on both an individual basis and in connection with group or sponsored arrangements.

During the Accumulation Period, the Policies provide for the accumulation of value on a fixed, variable, or fixed and variable basis. Annuity payments are available on a fixed basis only.



Policy Value accumulated on a variable basis will be held in one or more of the sub-accounts of Manufacturers Life of America's Separate Account Two. The assets of each sub-account will be used to purchase shares of a particular investment portfolio ("Portfolio") of NASL Series Trust. The accompanying prospectus for NASL Series Trust describes the investment objectives of the Portfolios in which purchase payments may be invested. These Portfolios are: the Emerging Growth Trust, the Balanced Trust, the Capital Growth Bond Trust, the Money Market Trust, the Common Stock Trust, the Real Estate Securities Trust, the International Stock Trust, and the Pacific Rim Emerging Markets Trust. Other subaccounts and Portfolios may be added in the future.



In some jurisdictions the Policyowner may allocate Policy Value to various Fixed Accounts during the Accumulation Period. Policy Value so allocated will earn a fixed rate of interest for a specified period of time (the "Guarantee Period"); however, the Policy Value so allocated and the interest earned thereon is guaranteed only if the allocation is maintained to the Maturity Date. If the allocation is not maintained to the Maturity Date, the value thereof may be increased or decreased by the Market Value Adjustment. Fixed Account Value may be held either in Manufacturers Life of America's Separate Account A or, if applicable state law permits, in Manufacturers Life of America's General Account.

The Policyowner may also allocate Policy Value to the Guaranteed Interest Account during the Accumulation Period. Policy Value so allocated will earn a rate of interest guaranteed not to be less than 3% per annum and may, at Manufacturers Life of America's discretion, exceed that rate.


Prior to the Annuity Commencement Date, Manufacturers Life of America will furnish to each Policyowner at least annually a report showing certain account information including unit values, current rates, current purchase payment allocations and cash surrender value. In addition, reports that include financial statements of NASL Series Trust and information about the investment holdings of the various Portfolios will be sent to the Policyowner semi-annually.

This prospectus contains a detailed discussion of the information a prospective purchaser ought to know before making a purchase. Please read this prospectus carefully and keep it for future reference. It is valid only when accompanied by a current prospectus for NASL Series Trust.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Manufacturers Life Insurance
Company of America
500 N. Woodward Avenue
Bloomfield Hills, Michigan 48304

Service Office:
200 Bloor Street East
Toronto, Ontario, Canada M4W 1E5
Telephone: 1-800-827-4546 (1-800-VARILIN[E])


The date of this Prospectus is December 31, 1996.

Prospectus Contents
                                                                          Page
                                                                          ----
Definitions..........................................................        5
Summary Of Policies..................................................        7
Policyowner Inquiries................................................        9
Expense Table........................................................       10
Condensed Financial Information......................................       13
General Information About Manufacturers Life of America
     Manufacturers Life of America And
         Manufacturers Life..........................................       15
     General Information about
     Manufacturers Life of
     America's Separate Accounts.....................................       15
     Manufacturers Life of America's
     Separate Account Two:
     The Variable Accounts...........................................       15

General Information About NASL Series Trust..........................       16
     What Are the Investment Objectives and Certain Policies
         Of The Portfolios?..........................................       17

Description Of The Policies..........................................       19
     Purchasing A Policy.............................................       19
     "Free Look" Right...............................................       19
     Restrictions Applicable To
     Purchase Payments...............................................       20
     Policy Value....................................................       20
         The Fixed Accounts..........................................       21
         The Guaranteed Interest Account.............................       22
         The Variable Accounts.......................................       22
     Annuity Value Guarantee.........................................       24
     Transfers of Policy Value.......................................       24
         Dollar Cost Averaging.......................................       25
         Asset Allocation Balancer...................................       26
     Surrender Or Withdrawal Rights..................................       26
     Special Policy Access...........................................       27
     Provisions on Death.............................................       28
         Survivor Benefit Amount.....................................       28
         Death of the Policyowner....................................       29
         Death of the Annuitant......................................       30
     Commencement of Annuity Payments................................       31
     Substitution of Portfolio Shares................................       31
     Policy Charges..................................................       32
         Withdrawal Charge...........................................       32
         Record-Keeping Charge.......................................       34
         Transfer Charge.............................................
         Dollar Cost Averaging Charge................................       34
         Asset Allocation Balancer
         Charge
         Special Policy Access Charge................................       35

                                                                          Page
                                                                          ----
         Premium Tax Deduction.......................................       35
         Mortality And Expense Risks
         Charges.....................................................       35
         Administration Charge.......................................       36
     Market Value Adjustment.........................................       36
     Other General Policy Provisions.................................       37
         Deferral of Payments........................................       38
         Annual Statements...........................................       38
         Rights of Ownership.........................................       38
         Beneficiary.................................................       40
         Modification................................................       40
Federal Tax Matters..................................................       40
     Taxation of Manufacturers Life of
     America.........................................................       40
     Tax Treatment Of The Policies...................................       41
     Purchase of Policies by Qualified Plans.........................       43
Additional Information About
Manufacturers Life of America........................................       44
     Description of Business.........................................       44
     Responsibilities Assumed By
     Manufacturers Life..............................................       44
     Selected Financial Data.........................................       46
     Management Discussion and Analysis of Financial
     Condition and Results of Operation..............................       47
     Executive Officers and Directors................................       54
     Executive Compensation..........................................       56
     Legal Proceedings...............................................       57
     State Regulations...............................................       57
Other Matters........................................................       58
     Special Provisions For Group Or
     Sponsored Arrangements..........................................       58
     Sale of the Policies............................................       58
     Voting Rights...................................................       59
     Further Information.............................................       60
     Legal Matters...................................................       60
     Experts.........................................................       60
     Performance and Other Comparative Information...................       60
     Advertising Performance of Variable Accounts....................       61
Financial Statements.................................................       64
Appendix A...........................................................       67
     Annuity Options.................................................       67
Appendix B...........................................................       68
     Sample Calculations Of Market Value Adjustments
     And Withdrawal Charges..........................................       68


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

Definitions

"Accumulation Period" is the period from the date Manufacturers Life of America receives the first purchase payment to the Elected Annuity Date.

"Annuitant" means a person upon whose life annuity payments are based. An Annuitant has no rights under the Policy.

"Annuity Commencement Date" means the date on which the first annuity payment is made.

"Business Day" is any day that the New York Stock Exchange is open for trading and trading is not restricted. The net asset value of the underlying shares of a Variable Account will be determined on each Business Day.

"Charitable Remainder Trust" means a trust established pursuant to Section 664 of the Internal Revenue Code of 1986, as amended.

"Cumulative Net Earnings" means the greater of (i) zero and (ii) the Policy Value less the sum of Net Premiums remaining after adjustments for any prior withdrawals.

"Elected Annuity Date" means the date selected by the Policyowner on which the first annuity payment is due.

"Fixed Account" or "Fixed Accounts" are the various accounts in which allocations are credited with a Guaranteed Rate for a set period of time if the allocations are maintained until the Maturity Date.

"Fixed Account Value" is the sum of the values of a Policy's interest in the Fixed Accounts prior to application of any Market Value Adjustment calculated as set forth in Description of the Policies -- "Policy Value" (the Fixed Accounts).

"General Account" is all assets of Manufacturers Life of America except those allocated to Separate Account Two, Separate Account A, or other separate accounts of Manufacturers Life of America.

"Gross Withdrawal Amount" is the amount of any full surrender or partial withdrawal prior to (i) the deduction of any applicable charges or withholding taxes and (ii) any adjustment for applicable Market Value Adjustments.

"Guarantee Period" is a period during which a Guaranteed Rate will be paid on an allocation to a Fixed Account.

"Guaranteed Interest Account" is the account in which allocations earn interest at a rate guaranteed not to fall below 3% per annum and which can be reset daily.

"Guaranteed Interest Account Value" is the value of a Policy's interest in the Guaranteed Interest Account.

"Guaranteed Rate" is the rate of interest credited by Manufacturers Life of America on a Fixed Account for a given Guarantee Period.

"Market Value Adjustment" is an adjustment to any portion of the Fixed Account Value which is surrendered, withdrawn, annuitized or transferred prior to the Maturity Date.

"Maturity Date" is the last day of a Guarantee Period.

"Net Premiums" are gross premiums less deductions for applicable premium taxes.

"Payee" is a person designated by the Policyowner to receive the annuity payments due and payable on and after the Annuity Commencement Date.

"Policy Value" means the value during the Accumulation Period of amounts accumulated under the Policy. The Policy Value is the sum of the Variable Policy Value, the Guaranteed Interest Account Value and the Fixed Account Value.

"Policy Years", "Policy Anniversaries" and "Policy Months" are determined from the date the initial purchase payment is allocated. The first Policy Anniversary will be on the same date of the same month one year later.

"Purchase Payment" is an amount paid under the Policy.

"Qualified Policy" means a Policy used in connection with a retirement plan which receives favorable federal income tax treatment under sections 401 or 408 of the Internal Revenue Code of 1986, as amended ("Code").

"Service Office" is the office designated by Manufacturers Life of America to service the Policy.

"Survivor Benefit Amount" is the amount to which the Policy Value may be set on the death of the original Policyowner.

"Unit" is an index used to measure the value of a Policy's interest in a Variable Account.

"Variable Account" or "Variable Accounts" are any one or more of the various sub-accounts of Separate Account Two.

"Variable Policy Value" is the sum of the value of a Policy's interest in each of the Variable Accounts calculated as set forth in Description of the Policies -- "Policy Value" (The Variable Accounts).

Summary Of Policies

Eligible Purchasers. The Policies described in this prospectus are designed to provide a flexible investment program for the accumulation of amounts for retirement purposes under plans which receive favorable federal income tax treatment pursuant to sections 401 or 408 of the Code ("Qualified Policies"), or under plans and trusts not entitled to any special tax treatment ("Nonqualified Policies"). The Policies, which will generally be issued to persons up to age 75, will be offered both on an individual basis and in connection with group or sponsored arrangements. (See Description of the Policies -- "Purchasing A Policy".)


Funding Arrangements. The Policies are designed to provide flexibility as to the timing and amount of purchase payments and the available funding media. Purchase payments may be allocated among three types of accounts -- the Variable Accounts, the Guaranteed Interest Account and, in some jurisdictions, the Fixed Accounts. The Variable Accounts are sub-accounts of Separate Account Two, each sub-account investing in a corresponding Portfolio of NASL Series Trust. The Guaranteed Interest Account is an account in which allocated purchase payments earn interest at a rate which can be reset daily but is guaranteed not to be less than 3% per annum. The Fixed Accounts are accounts which earn a fixed rate of interest only if held to maturity.


Purchase Payments. The minimum initial purchase payment is $5,000 ($2,000 for Qualified Plans). Subsequent purchase payments must be at least $500. Manufacturers Life of America reserves the right to alter these minimum payment amounts on 90 days written notice to the Policyowner and it further reserves the right to institute a pre-authorized payment plan which provides for automatic monthly deductions and which may permit smaller payments. Purchase payments may be allocated among the Variable Accounts, Fixed Accounts and Guaranteed Interest Account in any manner the Policyowner wishes. A Policyowner should specify how each purchase payment is to be allocated. Allocations among the Variable Accounts, Fixed Accounts and Guaranteed Interest Account are made as a percentage of Net Premiums. The percentage allocation to any account may be any whole number between 0 and 100, provided the total percentage allocations equal
100. A Policyowner may change the way in which Net Premiums are allocated at any time without charge. If no allocation is specified, a purchase payment will be allocated as set forth in the Policyowner's previous allocation request.
(See Description of the Policies -- "Restrictions Applicable To Purchase Payments".)

Charges and Deductions. There is no deduction from purchase payments for sales expenses. However, full surrender of a Policy or a partial withdrawal thereunder may be subject to a withdrawal charge (contingent deferred sales charge), which is a percentage of the Gross Withdrawal Amount subject to the withdrawal charge. The applicable percentage will depend upon when the purchase payment to which such amount is deemed attributable was made. The maximum withdrawal charge is 8% of the Gross Withdrawal Amount, decreasing over time until, beginning in the seventh year after the purchase payment was made, it is 0%. However, in no event may the charge exceed 8% of the total purchase payments made. The Gross Withdrawal Amount will also be adjusted by any applicable Market Value Adjustment and reduced by any applicable record-keeping charges or withholding taxes.

When amounts allocated to a Fixed Account are not maintained until the applicable Maturity Date, whether as a result of a surrender, partial withdrawal, transfer or the Annuity Commencement Date, the Market Value Adjustment may cause a deduction from, or an addition to, the amounts surrendered, withdrawn, transferred or annuitized. In an investment environment of rapidly increasing interest rates, the Market Value Adjustment could cause the amount available from a Fixed Account prior to the Maturity Date of that Fixed Account upon surrender, withdrawal, transfer or on the Annuity Commencement Date to be substantially less than the amount allocated to that Fixed Account.

A record-keeping charge equal to 2% of the Policy Value up to a maximum of $30 will be deducted on the last day of each Policy Year or on the date of a full surrender made prior to the end of a Policy Year.

Deductions are made for (i) mortality and expense risks charges, and (ii) an administration charge. Mortality and expense risks charges are deducted daily at an annual rate of .80% of assets of Separate Account Two, and monthly, at the beginning of each Policy Month, at an annual rate of .45% of the Variable Policy Value and Fixed Account Value. The administration charge is deducted daily at an annual rate of .20% of the assets of Separate Account Two.

A deduction may be made for any applicable premium taxes attributable to the Policies (currently such taxes range from 0% to 3%).



There is no charge for Dollar Cost Averaging transfers if Policy Value exceeds $15,000; otherwise there is a charge of $5 per transfer. (See Description of the Policies -- "Policy Charges".)


Annuity Payments. Annuity payments will begin on the Elected Annuity Date and will be on a fixed basis only. The Policyowner may change the Elected Annuity Date to any date so long as payments will commence by the end of the year in which the Annuitant reaches age 85. The date the first annuity payment is made is the Annuity Commencement Date. Under some Qualified Policies, annuity payments must commence no later than April 1 following the year the Annuitant attains the age of 70. If application of the Policy Value would result in annuity payments of less than $20 monthly, $60 quarterly, $100 semi-annually or $200 annually, the Policy Value will be paid to the Policyowner in a single sum. (See Description of the Policies -- "Commencement of Annuity Payments".)

Surrenders or Withdrawals. At any time prior to the Annuity Commencement Date, a Policyowner may fully surrender the Policy for, or make a cash withdrawal in an amount not exceeding, its Policy Value, reduced by any applicable withdrawal charge and record-keeping charge, and adjusted for any Market Value Adjustment. A full surrender or cash withdrawal may be subject to a tax penalty. (See "Tax Treatment Of The Policies".) The minimum cash withdrawal that may be requested at any one time is $500. Some Qualified Policies must contain restrictions on withdrawal rights. (See Description of the Policies -- "Surrender Or Withdrawal Rights".)


Transfers. Subject to certain limitations, transfers may be made at any time among the Guaranteed Interest Account, the Variable Accounts and the Fixed Accounts (subject, in the case of transfers from Fixed Accounts, to any applicable Market Value Adjustment). Transfers into the accounts may be made in any amount. Transfers from any account of less than the entire account value must be at least $500, including transfers under the Dollar Cost Averaging program, except transfers made pursuant to the Asset Allocation Balances program or transfers designed to reallocate assets among accounts. Transfers from the Guaranteed Interest Account are limited in any one Policy Year to the greater of $500 or 15% of the Guaranteed Interest Account Value at the previous Policy Anniversary. (See Description of the Policies -- "Transfers of Policy Value".)


Free Look Right. Within ten days after receiving a Policy, the Policyowner may return it for cancellation by mailing it to the Service Office. Within seven days after receipt, except where state insurance law requires return of any purchase payments, Manufacturers Life of America will refund the Policy Value plus or minus any applicable Market Value Adjustment.

                                    *  *  *

The above summary is qualified in its entirety by the detailed information appearing elsewhere in this prospectus and the accompanying prospectus of NASL Series Trust to which reference should be made.


Policyowner Inquiries

All communications or inquiries relating to a Policy should be addressed to the Manufacturers Life of America Service Office at 200 Bloor Street East, Toronto, Ontario, Canada, M4W 1E5. All notices and elections under a Policy must be received at that Service Office to be effective.

                                 EXPENSE TABLE

                                                                      NUMBER OF COMPLETE
                                                                         POLICY YEARS
                                                                            SINCE
                                                                           PURCHASE
                                                                           PAYMENT          WITHDRAWAL
                                                                           WAS MADE           CHARGE
                                                                      ------------------    ----------
1.   POLICY AND TRANSACTION CHARGES:                                        0-2.99           8.00%
     (a) Withdrawal Charge (contingent deferred sales charge) (as             3              6.00%
         a percentage of the lesser of amount surrendered or                  4              4.00%
         purchase payments)1:                                                 5              2.00%
                                                                          6 or more           None
     (b) Record-Keeping Charge                                                                $ 30 2
     (c) Dollar Cost Averaging Charge (if selected and                                        $  5
         applicable)3


                                                                                            ANNUAL RATE
                                                                                            -----------
2.   MORTALITY AND EXPENSE RISKS CHARGE
     (a) Variable (Separate) Accounts
         - Charged daily as a percentage of average Variable
           Account Values 6                                                                  0.80%
         - Charged monthly as a percentage of the policy
           month-start Fixed Account Assets 4                                                0.45%
                                                                                             -----
                                                                                             1.25%

     (b) Fixed Accounts
         - Charged monthly as a percentage
           of the policy month-start Fixed Account Assets                   0.45%

     (c) Guaranteed Interest Account                                        0.00%

3.   OTHER SEPARATE ACCOUNT EXPENSES
         Charge for administration charged daily as a
         percentage of average Variable Account Values                                       0.20%
                                                                                             -----
     TOTAL SEPARATE ACCOUNT AND OTHER ASSET BASED CHARGES                                    1.45%

1 The withdrawal charge decreases over time depending on the number of complete Policy Years elapsed since the purchase to which the withdrawal is deemed attributable was made. A withdrawal other than one made pursuant to the free withdrawal provision is deemed to be a liquidation of a purchase payment. The free withdrawal provision allows the Policyowner to withdraw in any Policy Year after the first up to 10% of the Policy Value as of the most recent Policy Anniversary free of the withdrawal charge. In addition, a Market Value Adjustment may cause a deduction from or addition to amounts withdrawn from the Fixed Accounts.

2 A record-keeping charge of 2% of the Policy Value up to a maximum of $30 is deducted during the Accumulation Period on the last day of a Policy Year. The charge is also deducted upon full surrender of a Policy on a date other than the last day of a Policy Year.

3 Transfers pursuant to the optional Dollar Cost Averaging program are free if Policy Value exceeds $15,000 at the time of the transfer, but otherwise incur a $5 charge.

4 A mortality and expense risks charge of .80% per annum is deducted daily from Separate Account Two assets, and a mortality and expense risks charge of .45% per annum is deducted monthly from Variable Policy Values and Fixed Account Values.

                                                                                      ANNUAL RATE
                                                                                      -----------

4. EXPENSES:
   As a percentage of underlying fund's average net assets


                                                        INVESTMENT        OTHER       TOTAL TRUST
   PORTFOLIO                                          MANAGEMENT FEES   EXPENSES*      EXPENSES
   ---------                                          ---------------   ---------     -----------
   Emerging Growth Trust.........................          1.05%           .10%           1.15%
   Common Stock Trust............................           .50%           .06%            .50%**
   Real Estate Securities Trust..................           .70%           .10%            .50%**
   Balanced Trust................................           .80%           .15%            .95%
   Capital Growth Bond Trust.....................           .65%           .10%            .50%**
   Money Market Trust............................           .50%           .04%            .54%
   International Stock Trust.....................          1.05%           .20%           1.25%
   Pacific Rim Emerging Markets Trust............           .85%           .30%           1.15%



*Other Expenses include custody fees, registration fees, legal fees, audit fees, trustees' fees, insurance fees and other miscellaneous expenses. The amounts set forth in the table above are expense estimates for the current fiscal year based upon historical NASL new portfolio cash inflows. NASL Financial has agreed pursuant to its advisory agreement with NASL Series Trust to reduce its advisory fee or reimburse NASL Series Trust to the extent that such other expenses (excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business) exceed .75% in the case of the International Stock Trust and Pacific Rim Emerging Markets Trust and, in the case of each of the other NASL Trusts listed above, .50% of the average annual net assets of such NASL Portfolio. Such expense limitations with respect to the NASL Trusts will continue in effect from year to year unless otherwise terminated at any year end by NASL Financial on 30 days' notice to NASL Series Trust.



**NASL Financial Services, Inc. has voluntarily agreed to waive fees payable to it and/or to reimburse expenses for a period of one year beginning the effective date of this prospectus to the extent necessary to prevent the total of advisory fees and expenses for the Common Stock Trust, Real Estate Securities Trust and Capital Growth Bond Trust for such period from exceeding
 .50% of average net assets.

                                                  1 YEAR        3 YEARS      5 YEARS      10 YEARS
                                                  ------        -------      -------      --------
Example 6

If you surrender your Policy at the end of the applicable time period:
 You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

  NASL SERIES TRUST
      International STOCK TRUST                     108            144         167           310
      PACIFIC RIM EMERGING MARKETS TRUST            107            141         162           301
      EMERGING GROWTH TRUST                         107            141         162           301
      COMMON STOCK TRUST                            101            123         129           235
      REAL ESTATE SECURITIES TRUST                  101            123         129           235
      BALANCED TRUST                                105            135         152           281
      CAPITAL GROWTH BOND TRUST                     101            123         129           235
      MONEY MARKET TRUST                            101            124         131           239

If you do NOT surrender your Policy or if you annuitize at the end of the applicable time period:

 You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

 NASL SERIES TRUST
      INTERNATIONAL STOCK TRUST                      28             86         147           310
      PACIFIC RIM EMERGING MARKETS TRUST             27             83         142           301
      EMERGING GROWTH TRUST                          27             83         142           301
      COMMON STOCK TRUST                             21             64         109           235
      REAL ESTATE SECURITIES TRUST                   21             64         109           235
      BALANCED TRUST                                 25             77         132           281
      CAPITAL GROWTH BOND TRUST                      21             64         109           235
      MONEY MARKET TRUST                             21             65         111           239


6 In the examples above, the $30 annual record-keeping charge has been reflected in the calculation of annual expenses by converting it to a percentage charge. In converting the charge to a percentage an average account size of $40,000 was used. The 10% free withdrawal has been incorporated where applicable.


The purpose of the above table is to assist a Policyowner in understanding the various costs and expenses that he or she will bear directly or indirectly. The table reflects expenses of Separate Account Two, the Fixed Accounts and NASL Series Trust, but it does not reflect any deduction made to cover any premium taxes attributable to a Policy. Such taxes may be as much as 3% depending on the law of the applicable state or local jurisdiction. In addition, although the table does not reflect any charge for the Special Policy Access feature, Manufacturers Life of America reserves the right to charge an administrative fee not to exceed $150 for withdrawal under this provision. However, currently no charge is imposed. The example included in the above table should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown.

Information concerning charges assessed under the Policies is set forth below. See Description of the Policies -- "Policy Charges". Information concerning the management fees paid by NASL Series Trust is provided under the caption "Investment Management Arrangements" in the accompanying NASL Series Trust prospectus.

CONDENSED FINANCIAL INFORMATION

                    SCHEDULE OF ACCUMULATION UNIT VALUES AND
                         ACCUMULATION UNITS OUTSTANDING


The accumulation unit values set forth in the following table are accounting data that do not reflect the impact of the following charges (which are not deducted as part of the calculation of accumulation unit values): withdrawal charges, record-keeping charges, the portion of the mortality and expense risk charges deducted monthly, deductions for premium taxes (if any), Dollar Cost Averaging, or Special Policy Access transactions. Accordingly, the change in accumulation unit values over time should not be viewed as an accurate measure of the investment performance of Separate Account Two. The data for the period from January 1, 1996 - September 30, 1996 is based on unaudited financial statements of Manufacturers Life of America.

           FOR THE PERIOD NOVEMBER 3, 1987 THROUGH SEPTEMBER 30, 1996
                                  SUB-ACCOUNTS



                                                        EMERGING GROWTH TRUST
                                                (FORMERLY EMERGING GROWTH EQUITY FUND)
                                                --------------------------------------

                                                                                                                      September 30,
                           1987     1988    1989      1990      1991      1992      1993      1994        1995            1996
                           ----     ----    ----      ----      ----      ----      ----      ----        ----        -------------
November 3 (Commencement)  $10.00
January 1 value                     $10.87  $12.58    $17.72    $14.93    $ 25.33   $ 30.55   $   37.47   $   35.58     $   45.01
December 31 value          $10.87   $12.58  $17.72    $14.93    $25.33    $ 30.55   $ 37.47   $   35.58   $   45.01
December 31 units             329   11,285  22,539    41,687    76,705    288,277   874,970   1,454,901   1,670,956
September 30 value                                                                                                      $   45.27
September 30 units                                                                                                      1,763,771



                                                             BALANCED TRUST
                                                     (FORMERLY BALANCED ASSETS FUND)
                                                     -------------------------------

                                                                                                                      September 30,
                           1987     1988    1989     1990      1991      1992      1993        1994        1995           1996
                           ----     ----    ----     ----      ----      ----      ----        ----        ----       -------------
November 3 (Commencement)  $10.00
January 1 value                     $10.20  $10.87   $ 13.06   $ 13.13   $ 16.04   $   16.87   $   18.70   $   17.75    $   21.91
December 31 value          $10.20   $10.87  $13.06   $ 13.13   $ 16.04   $ 16.87   $   18.70   $   17.75   $   21.91
December 31 units           1,645   21,509  47,074   118,664   201,901   515,812   1,293,922   2,001,928   2,189,632
September 30 value                                                                                                       $   23.02
September 30 units                                                                                                       2,335,872


                                                     CAPITAL GROWTH BOND TRUST
                                                (FORMERLY CAPITAL GROWTH BOND FUND)
                                                -----------------------------------

                                                                                                                  September 30,
                           1987     1988    1989      1990      1991      1992      1993      1994      1995          1996
                           ----     ----    ----      ----      ----      ----      ----      ----      ----      -------------
November 3 (Commencement)  $10.00
January 1 value                     $10.15  $10.77    $12.14    $12.81    $ 14.76   $ 15.47   $ 16.94   $ 16.02      $ 19.07
December 31 value          $10.15   $10.77  $12.14    $12.81    $14.76    $ 15.47   $ 16.94   $ 16.02   $ 19.07
December 31 units           1,039   17,737  36,191    51,268    69,024    168,747   499,877   672,365   789,655
September 30 value                                                                                                   $ 18.81
September 30 units                                                                                                   822,289


                                                              MONEY MARKET TRUST
                                                         (FORMERLY MONEY-MARKET FUND)
                                                         ----------------------------

                                                                                                                    September 30,
                           1987     1988    1989     1990       1991       1992      1993      1994     1995            1996
                           ----     ----    ----     ----       ----       ----      ----      ----     ----        -------------
November 3 (Commencement)  $10.00
January 1 value                     $10.07  $10.68   $ 11.51    $ 12.28    $ 12.84   $ 13.15   $ 13.37  $   13.75     $   14.38
December 31 value          $10.07   $10.68  $11.51   $ 12.28    $ 12.84    $ 13.15   $ 13.37   $ 13.75  $   14.38
December 31 units           7,161   23,091  32,907   160,484    122,681    176,160   328,922   918,869  1,290,129
September 30 value                                                                                                    $   14.81
September 30 units                                                                                                    1,462,581


                                                        COMMON STOCK TRUST
                                                   (FORMERLY COMMON STOCK FUND)
                                                   ----------------------------

                                                                                                                 September 30,
                            1987     1988     1989     1990      1991      1992      1993     1994      1995          1996
                            ----     ----     ----     ----      ----      ----      ----     ----      ----      -------------
November 3 (Commencement)   $10.00
January 1 value                      $10.43   $11.35   $14.68    $13.94    $ 17.97   $ 18.88  $ 21.19   $ 20.10      $   25.72
December 31 value           $10.43   $11.35   $14.68   $13.94    $17.97    $ 18.88   $ 21.19  $ 20.10   $ 25.72
December 31 units              709    7,257   20,202   43,044    78,327    194,079   485,195  803,568   977,871
September 30 value                                                                                                   $   28.47
September 30 units                                                                                                   1,133,450



                                                     REAL ESTATE SECURITIES TRUST
                                                 (FORMERLY REAL ESTATE SECURITIES FUND)
                                                 --------------------------------------

                                                                                                                    September 30,
                            1987     1988     1989     1990      1991      1992      1993     1994      1995            1996
                            ----     ----     ----     ----      ----      ----      ----     ----      ----        -------------
November 3 (Commencement)   $10.00
January 1 value                      $ 9.99   $11.05   $11.95    $11.30    $ 15.78   $ 18.96  $   23.01  $   22.16    $   25.26
December 31 value           $9.99    $11.05   $11.95   $11.30    $15.78    $ 18.96   $ 23.01  $   22.16  $   25.26
December 31 units           1,642    12,733   17,676   17,834    24,956    134,707   711,630  1,205,880  1,149,409
September 30 value                                                                                                    $   28.03
September 30 units                                                                                                    1,125,387



                                                 INTERNATIONAL STOCK TRUST
                                               (FORMERLY INTERNATIONAL FUND)
                                               -----------------------------

                                                                                   September 30,
                                                 1994             1995                 1996
                                                 ----             ----             -------------
October 4 (Commencement)                         $10.00
January 1 value                                                   $  9.72             $ 10.71
December 31 value                                $ 9.72           $ 10.71
December 31 units                                89,180           354,776
September 30 value                                                                    $ 11.26
September 30 units                                                                    579,677



                                             PACIFIC RIM EMERGING MARKETS TRUST
                                        (FORMERLY PACIFIC RIM EMERGING MARKETS FUND)
                                        --------------------------------------------

                                                                                   September 30,
                                                   1994            1995                 1996
                                                   ----            ----             -------------
October 4 (Commencement)                           $10.00
January 1 value                                                    $  9.41            $ 10.38
December 31 value                                  $ 9.41          $ 10.38
December 31 units                                  67,272          261,208
September 30 value                                                                     $ 11.16
September 30 units                                                                     454,714

General Information About Manufacturers
Life of America

Manufacturers Life of America And
Manufacturers Life


Manufacturers Life of America, a wholly-owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.), is a stock life insurance company organized under the laws of Pennsylvania on April 11, 1977 and redomesticated under the laws of Michigan on December 9, 1992. It is a licensed life insurance company in the District of Columbia and all states of the United States except New York. The Manufacturers Life Insurance Company (U.S.A.), a life insurance company organized in 1955 under the laws of Maine and redomesticated under the laws of Michigan on December 30, 1992, is a wholly-owned subsidiary of Manulife Reinsurance Corporation (U.S.A.), a life insurance company organized in 1983 under the laws of Michigan which in turn is a wholly-owned subsidiary of Manufacturers Life, a mutual life insurance company based in Toronto, Canada. Manufacturers Life and its subsidiaries, together, constitute one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. Manufacturers Life and Manufacturers Life of America have received the following ratings from independent rating agencies: Standard and Poor's Insurance Rating Service -- AA+, A.M. Best Company -- A++, Duff & Phelps Credit Rating Co. -- AAA, and Moody's Investors Service, Inc. -- Aa3. However, neither Manufacturers Life of America nor Manufacturers Life guarantees the investment performance of the Separate Account.


General Information about Manufacturers Life of America's Separate Accounts

Manufacturers Life of America is the legal owner of the assets in its separate accounts. The income, gains and losses of the separate accounts, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the accounts without regard to the other income, gains or losses of Manufacturers Life of America. Manufacturers Life of America will at all times maintain assets in the accounts with a total market value at least equal to the reserves and other liabilities relating to Variable Account or Fixed Account benefits under all Policies participating in the accounts. While the assets of Separate Account Two may not be charged with liabilities which arise from any other business Manufacturers Life of America conducts, the assets of Separate Account A may be so charged. However, all obligations under the Policies are general corporate obligations of Manufacturers Life of America.

The investments made by the separate accounts are subject to the requirements of applicable state laws. These investment requirements may differ between those for separate accounts supporting variable obligations and those for separate accounts supporting fixed obligations.

Manufacturers Life of America's
Separate Account Two:
The Variable Accounts

Manufacturers Life of America established its Separate Account Two on May 25, 1983 as a separate account under Pennsylvania law. Since December 9, 1992 the Separate Account has been operated under Michigan law. This account holds assets that are segregated from all of Manufacturers Life of America's other assets. Separate Account Two is currently used only to support the Variable Account obligations under variable annuity contracts.

Separate Account Two is registered with the Securities and Exchange Commission ("S.E.C.") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the S.E.C. of the management or investment policies or practices of Separate Account Two. For state law purposes Separate Account Two is treated as a part or division of Manufacturers Life of America.

General Information About

NASL Series Trust

Each sub-account of Separate Account Two will purchase shares only of a particular Fund of NASL Series Trust. NASL Series Trust is registered under the 1940 Act as an open-end management investment company. Separate Account Two will purchase and redeem shares of NASL Series Trust at net asset value. Shares will be redeemed to the extent necessary for Manufacturers Life of America to provide benefits under the Policies, to transfer assets from one sub-account to another or to the General Account or Separate Account A as requested by Policyowners, and for other purposes consistent with the Policies. Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account. NASL Series Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by Manufacturers Life of America, or other insurance companies affiliated with the Company. Shares of NASL Series Trust will also be issued to Manufacturers Life of America's general account for certain limited investment purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits, see the accompanying NASL Series Trust prospectus.

NASL Series Trust receives investment advisory services from NASL Financial Services, Inc. NASL Financial Services, Inc. is a registered investment adviser under the Investment Advisers Act of 1940. NASL Series Trust also employs subadvisers. The following subadvisers provide investment subadvisory services to the indicated portfolios:

     PORTFOLIO                           SUBADVISER

Aggressive Growth Portfolios
     Pacific Rim Emerging Markets Trust  Manufacturers Adviser Corporation
     Emerging Growth Trust               Warburg, Pincus Counsellors, Inc.
     International Stock Trust           Rowe Price-Fleming International, Inc.

Equity Portfolios
     Common Stock Trust                  Manufacturers Adviser Corporation
     Real Estate Securities Trust        Manufacturers Adviser Corporation

Balanced Portfolio
     Balanced Trust                      Founders Asset Management, Inc.

Bond Portfolio
     Capital Growth Bond Trust           Manufacturers Adviser Corporation

Money Market Portfolio
     Money Market Trust                  Manufacturers Adviser Corporation

What Are The Investment Objectives and Certain Policies Of The Portfolios?

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met.

Emerging Growth Trust. The investment objective of the Emerging Growth Trust is maximum capital appreciation. Warburg, Pincus Counsellors, Inc. manages the Emerging Growth Trust and will pursue this objective by investing primarily in a portfolio of equity securities of domestic companies. The Emerging Growth Trust ordinarily will invest at least 65% of its total assets in common stocks or warrants of emerging growth companies that represent attractive opportunities for maximum capital appreciation.

Balanced Trust. The investment objective of the Balanced Trust is current income and capital appreciation. Founders Asset Management, Inc. is the manager of the Balanced Trust and seeks to attain this objective by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate and fixed-income securities.

Capital Growth Bond Trust. The investment objective of the Capital Growth Bond Trust is to achieve growth of capital by investing in medium-grade or better debt securities, with income as a secondary consideration. Manufacturers Adviser Corporation manages the Capital Growth Bond Trust. The Capital Growth Bond Trust differs from most "bond" funds in that its primary objective is capital appreciation, not income.

Money Market Trust. The investment objective of the Money Market Trust is to obtain maximum current income consistent with preservation of principal and liquidity. Manufacturers Adviser Corporation manages the Money Market Trust and seeks to achieve this objective by investing in high quality, U.S. dollar denominated money market instruments.

Common Stock Trust. The investment objective of the Common Stock Trust is to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above-average rate of return. Manufacturers Adviser Corporation manages the Common Stock Trust.

Real Estate Securities Trust. The investment objective of the Real Estate Securities Trust is to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities. Manufacturers Adviser Corporation manages the Real Estate Securities Trust.

International Stock Trust. The investment objective of the International Stock Trust is to achieve long-term growth of capital. Rowe Price-Fleming International, Inc. manages the International Stock Trust and seeks to obtain this objective by investing primarily in common stocks of established, non-U.S. companies.

Pacific Rim Emerging Markets Trust. The investment objective of the Pacific Rim Emerging Markets Trust is to achieve long-term growth of capital. Manufacturers Adviser Corporation manages the Pacific Rim Emerging Markets Trust and seeks to achieve this investment objective by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries of the Pacific Rim region.


A full description of the NASL Series Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying NASL Series Trust prospectus, which should be read together with this prospectus.

Description Of The Policies

Purchasing A Policy

The Policies are designed for use in connection with retirement plans entitled to special tax treatment under Sections 401 or 408 of the Code and retirement plans and trusts not entitled to any special tax treatment. The Policies are appropriate for group or sponsored plans with individual accounts or for purchase directly by individuals. (See Other Matters -- "Special Provisions for Group or Sponsored Arrangements".) A Policy will generally be issued to persons up to age 75. In certain circumstances Manufacturers Life of America may, in its sole discretion, issue a Policy to persons above age 75.

Except where application information and the initial purchase payment are supplied by electronic transmission, persons seeking to purchase Policies must submit an application and a check for the initial purchase payment. The application, whether written, or via electronic transmission, is subject to underwriting standards adopted by Manufacturers Life of America and Manufacturers Life of America reserves the right to reject any application. A properly completed application that is accompanied by the initial purchase payment and all information necessary for the processing of the application will normally be accepted within two business days. An incomplete application which is subsequently made complete will normally be accepted within two business days of completion; however, if an application is not completed properly or necessary information is not obtained within 5 working days, Manufacturers Life of America will offer to return the purchase payment.

Special provisions for electronic transmission of application information and purchase payments. In jurisdictions where it is not prohibited, Manufacturers Life of America will accept transmittal of initial and subsequent purchase payments by electronic transfer to the Service Office provided the transmission is (i) initiated by a broker-dealer from whom Manufacturers Life of America has agreed to accept such transfers and (ii) accompanied by the information necessary to issue a Policy and/or allocate the premium payments.

Initial purchase payments made via electronic transfer and accompanied by the information necessary to issue a Policy will normally be accepted within two business days. If the accompanying information is incomplete but is subsequently made complete, it will normally be accepted within two business days; however, if the requested information cannot be obtained within five business days, Manufacturers Life of America will inform the broker-dealer, on the applicant's behalf, of the reasons for the delay and offer to return the purchase payment.

Based on the information provided by the electronic transmission, Manufacturers Life of America will generate an application and Policy to be forwarded to the applicant for signature.

"Free Look" Right

Within ten days after receiving a Policy, the Policyowner may return it for cancellation by mailing it to the Service Office. Within seven days after receipt, except where state insurance law requires return of any purchase payments made, Manufacturers Life of America will refund the Policy Value plus or minus any applicable Market Value Adjustment.

Restrictions Applicable To Purchase Payments

Purchase payments are made directly by the Policyowner. They may be made at any time until the Annuity Commencement Date or until the Policy is fully surrendered. If the Policyowner is an individual, purchase payments will not be permitted after the Policyowner's death unless the beneficiary is the Policyowner's spouse. If the Policyowner is not an individual, purchase payments will not be permitted after the Annuitant's death, unless the Policyowner is the trustee of a trust which is part of a qualified retirement plan described in section 401(a) of the Code. See Description of the Policies -- "Provisions on Death" (Death of the Policyowner and Death of the Annuitant). Purchase payments must be made to the Manufacturers Life of America Service Office.

The minimum initial purchase payment is $5,000 ($2,000 for Qualified Plans). This can be allocated to the Variable Accounts, the Guaranteed Interest Account or the Fixed Accounts. Subsequent purchase payments must be at least $500. If an additional purchase payment would cause the Policy Value to exceed $1,000,000, or if the Policy Value should already exceed $1,000,000, the prior approval of Manufacturers Life of America will be required for an additional purchase payment. If, for any reason, the Policy Value should fall to zero, the Policy and all rights of the Policyowner and any other person under the Policy, will terminate and no further purchase payments may be made.

Manufacturers Life of America reserves the right to alter the minimum payment amounts on 90 days written notice to the Policyowner and it further reserves the right to institute a pre-authorized payment plan which will provide for automatic monthly deductions and which may permit smaller payments.

A Policyowner should specify how each purchase payment is to be allocated. The percentage allocation to any account may be any whole number between 0 and 100, provided the total percentage allocations equal 100. A Policyowner may change the way in which Net Premiums are allocated at any time without charge. The change will take effect on the date a written or telephonic request for change satisfactory to Manufacturers Life of America is received at its Service Office. If no allocation is specified, a purchase payment will be allocated using the same percentages as specified in the last allocation request received from the Policyowner. Such allocation will be made at the end of the Business Day in which the purchase payment is received at the Manufacturers Life of America Service Office. Manufacturers Life of America will send a confirmation of its receipt of each purchase payment.

Policy Value

The Policy Value at any time is equal to the sum of the Variable Policy Value, the Fixed Account Value and the Guaranteed Interest Account Value. The Policy Value is available to the Policyowner through a partial withdrawal or a full surrender. See "Surrender or Withdrawal Rights" below. The portion of the Policy Value based on the Variable Policy Value is not guaranteed and will vary each Business Day with the investment performance of the underlying Portfolios.

Reserves for Policy Values allocated to the Guaranteed Interest Account will be held in the General Account of Manufacturers Life of America. Reserves for Policy Values allocated to the Fixed Accounts will either be held in Separate Account A or in the General Account of Manufacturers Life of America, depending upon the requirements of the jurisdiction in which a Policy is purchased.

The Fixed Accounts

Manufacturers Life of America established its Separate Account A on December 1, 1992 as a separate account under Michigan law. It is not a registered investment company. This account holds assets that are segregated from all of Manufacturers Life of America's other assets. Separate Account A is currently used only to support the Fixed Account obligations under variable annuity contracts. These Fixed Account obligations are based on interest rates credited to Fixed Accounts and do not depend on the investment performance of Separate Account A. Any gain or loss in Separate Account A accrues solely to Manufacturers Life of America and Manufacturers Life of America assumes any risk associated with the possibility that the value of the assets in Separate Account A might fall below the reserves and other liabilities that must be maintained. Should the value of the assets in Separate Account A fall below reserve and other liabilities, Manufacturers Life of America will transfer assets from its General Account to Separate Account A to make up the shortfall. Manufacturers Life of America reserves the right to transfer to its General Account any assets of Separate Account A in excess of such reserves and other liabilities and to maintain assets in Separate Account A which support any number of annuities which Manufacturers Life of America offers or may offer. The assets of Separate Account A are not insulated from the claims of Manufacturers Life of America's creditors and may be charged with liabilities which arise from other business conducted by Manufacturers Life of America. Thus Manufacturers Life of America may, at its discretion if permitted by applicable state law, transfer existing Fixed Account assets to, or place future Fixed Account allocations in, its General Account for purposes of administration.

The assets of Separate Account A will be invested in those assets chosen by Manufacturers Life of America and permitted by applicable state laws for separate account investments.

The Policyowner may allocate Net Premiums directly to the Fixed Accounts or transfer Policy Values to the Fixed Accounts provided such allocations are permitted by the Policyowner's jurisdiction. Each allocation to a Fixed Account is accounted for separately and earns a fixed rate of interest for a set period of time called a "Guarantee Period".

Currently, Guarantee Periods ranging from 1 to 10 years are offered under the Policies.

To the extent permitted by law, Manufacturers Life of America reserves the right at any time to offer Guarantee Periods with durations that differ from those available at the date of this prospectus. Manufacturers Life of America also reserves the right at any time to stop accepting new allocations, transfers or renewals for a particular Guarantee Period. These actions may be taken upon 60 days written notice to the Policyowner.

If the Policyowner surrenders, withdraws or transfers any Policy Value attributable to the Fixed Accounts prior to the end of the applicable Guarantee Period, a Market Value Adjustment will apply. (See Description of the Policies -- "Policy Charges" -- Market Value Adjustment).

If Manufacturers Life of America does not receive written notice at least 7 days prior to the end of the Guarantee Period of a Fixed Account indicating what action to take with respect to funds in the Fixed Account upon maturity thereof, the funds will be allocated to a new Fixed Account for the same Guarantee Period as the matured Fixed Account. If the same Guarantee Period is no longer available, we will use the next shortest available Guarantee Period; provided that Manufacturers Life of America will not allocate funds to a Guarantee period that extends beyond the Elected Annuity Date. If the required Guarantee Period is not available, funds will be transferred to the Guaranteed Interest Account.

Fixed Account Value. The value of a Policyowner's interest in a Fixed Account reflects all interest credited to or accrued to date on the Fixed Account, all purchase payments or transfers allocated to the Fixed Account, any withdrawals or transfers from the Fixed Account, any applicable withdrawal or other charges deducted from the account, and any applicable Market Value Adjustments previously made.

The Guaranteed Interest Account

As noted above, Policyowners may accumulate value on a variable basis, by allocating purchase payments to one or more sub-accounts of Separate Account Two, or on a fixed basis by allocating purchase payments either to one or more of the Fixed Accounts, or, if permitted by the Policyowner's jurisdiction, to the Guaranteed Interest Account. Amounts allocated to the Guaranteed Interest Account will earn a minimum interest rate of 3% per annum. Manufacturers Life of America may credit interest at a rate in excess of 3% per annum; however, it is not obligated to do so. The rate of interest credited is subject to change daily. No specific formula governs the determination of the rate to be credited in excess of 3% per annum.

Guaranteed Interest Account Value. The value of a Policyowner's interest in the Guaranteed Interest Account reflects all interest credited to or accrued to date on the account, all purchase payments or transfers allocated to the Guaranteed Interest Account, any withdrawals or transfers from the Guaranteed Interest Account and any applicable withdrawal and other charges deducted from the Guaranteed Interest Account.

The Variable Accounts

Variable Policy Value. Upon receipt of a purchase payment at its Service Office, Manufacturers Life of America credits the Policy with a number of units for each Variable Account based upon the portion of the purchase payment allocated to the Variable Account. Units are also credited to reflect any transfers to a Variable Account. Units are cancelled whenever amounts are deducted, transferred or withdrawn from a Variable Account, any charge or deduction is assessed against a Variable Account, on the Annuity Commencement Date, or on payment of proceeds payable on death.

The number of units credited or cancelled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to an initial payment submitted with a completed purchase application will be based on the applicable unit values for either the Business Day on which the payment is received at the Manufacturers Life of America's Service Office or other office or entity so designated by Manufacturers Life of America or the following Business Day, depending on when the application is accepted. Units will be credited with respect to any subsequent purchase payments allocated to, or transfers into, a Variable Account based on the applicable unit values of the Business Day on which the payment or transfer request is so received. The number of units cancelled in connection with partial withdrawals, transfers out of a Variable Account or deduction of charges from a Variable Account will also be based on the applicable unit values of the Business Day on which the requests for a partial withdrawal or transfer are so received, or on which deductions are made.

Units are valued at the end of each Business Day. A Business Day is deemed to end at the time of the determination of the net asset value of the Fund shares. When an order involving the crediting or cancelling of units is received after the end of a Business Day or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value or Variable Account Value to be made on a day which is not a Business Day will be made on the next Business Day.

The value of a unit of each Variable Account was initially fixed at $10.00. For each subsequent Business Day the unit value of a particular Variable Account is the value of the adjusted net assets of that account at the end of the Business Day divided by the total number of units.

The value of a unit may increase, decrease or remain the same, depending on the investment performance of a Variable Account from one Business Day to the next. The unit value for any Variable Account for any Business Day is the result of
(a) minus (b) divided by (c), where:

(a)  is the net assets of the Variable Account as of the end of such Business
     Day;

(b) is a charge not exceeding .000027397 for each calendar day since the preceding Business Day, multiplied by the net assets of the Variable Account as of the end of such Business Day, corresponding to a charge of 0.80% per annum for mortality and expense risks, and 0.20% per annum for the administration charge; and

(c)  is the total number of units of the Variable Account.

Manufacturers Life of America reserves the right to adjust the above formula to provide for any taxes determined by it to be attributable to the operations of Separate Account Two.

Annuity Value Guarantee

The Annuity Value Guarantee guarantees that, in those jurisdictions where permitted, under certain conditions the Policy Value available at the Annuity Commencement Date will be the greater of the Policy Value or an amount reflecting the purchase payments and withdrawals made by the Policyowner.

Such amount is calculated as follows: (1) when the Policy is issued, the amount is set equal to the initial purchase payment; (2) each time a purchase payment is made the amount is increased by the amount of the purchase payment; and (3) each time a withdrawal is made, the amount is reduced by the same percentage as the Gross Withdrawal Amount bears to the Policy Value.

This Guarantee will be effective only for Policies owned individually or jointly with another individual, unless otherwise required by state law, and only if the Annuity Commencement Date is a date within 30 days of the later of the tenth Policy Anniversary or the first Policy Anniversary after the original policyowner (or the older of two original joint Policyowners) is age 65. If the Annuity Commencement Date does not fall within this time frame, the Policy may still be eligible for this Guarantee. Thereafter eligibility will re-occur every fifth anniversary, provided the Annuity Commencement Date is within 30 days thereof.

The Policyowner will cease to be eligible for the Annuity Value Guarantee if, at any time, (i) the Policyowner makes a withdrawal or transfers money out of a Fixed Account prior to that account's Maturity Date or (ii) the Annuity Commencement Date is prior to the Maturity Date of any Fixed Account to which the Policyowner has allocated values.

Transfers of Policy Value


Subject to the restrictions described below, transfers may be made among any of the accounts at any time during the Policy Year free of charge. Manufacturers Life of America does, however, reserve the right to limit, upon notice, the maximum number of transfers a Policyowner may make to one per month or six at any time within a Policy Year. In addition, Manufacturers Life of America also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

The minimum dollar amount of all transfers pursuant to a single transfer request, except for transfers pursuant to the Asset Allocation Balancer program or transfers designed to reallocate assets among accounts, is $500. The maximum amount that may be transferred from the Guaranteed Interest Account in any one Policy Year is the greater of $500 or 15% of the Guaranteed Interest Account Value at the previous Policy anniversary. Any transfer which involves a transfer out of the Guaranteed Interest Account may not involve a transfer to the Variable Accounts' Money Market Trust.

Transfer requests must be satisfactory to Manufacturers Life of America and in writing, or by telephone if a currently valid telephone transfer authorization form is on file. Although failure to follow reasonable procedures may result in Manufacturers Life of America's liability for any losses due to unauthorized or fraudulent telephone transfers, Manufacturers Life of America will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Manufacturers Life of America will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming a valid telephone authorization form is on file, tape recording all telephone transactions and providing written confirmation thereof.

Limitations. To the extent that surrenders, partial withdrawals and transfers out of a Variable Account exceed net premium allocations and transfers into that Variable Account, portfolio securities of the underlying Fund may have to be sold. Excessive sales of the Fund's portfolio securities in such a situation could be detrimental to that Fund and to Policyowners with Policy Values allocated to Variable Accounts investing in that Fund. To protect the interests of all Policyowners, the Policy's transfer privilege is limited as described below.

So long as effecting all requested transfers out of a Variable Account in a particular Business Day would not reduce the number of shares of the underlying Fund outstanding at the close of the prior Business Day by more than 5%, all such requests will be effected. However, net transfers out of a Variable Account greater than 5% would be permitted only if, and to the extent that, in the judgment of Manufacturers Adviser Corporation, they would not result in detriment to the underlying Fund or to the interests of Policyowners or others with assets allocated to that Fund. If and when transfers must be limited to avoid such detriment, some requests will not be effected. In determining which requests will be effected, transfers pursuant to the Dollar Cost Averaging program will be effected first, followed by Asset Allocation Balancer transfers, written requests next and telephone requests last. Within each such group, requests will be processed in the order received, to the extent possible. Policyowners whose transfer requests are not effected will be so notified. Current S.E.C. rules preclude Manufacturers Life of America from processing at a later date those requests that were not effected. Accordingly, a new transfer request would have to be submitted in order to effect a transfer that was not effected because of the limitations described in this paragraph. Manufacturers Life of America may be permitted to limit transfers in certain other circumstances. (See Description of the Policies -- "Other General Policy Provisions" -- Deferral of Payments).


Dollar Cost Averaging

Manufacturers Life of America will offer Policyowners a Dollar Cost Averaging program. Under this program amounts will be automatically transferred at predetermined intervals from one Variable Account to any other Variable Account(s), or a Fixed Account or the Guaranteed Interest Account.

Under the Dollar Cost Averaging program the Policyowner will designate a dollar amount of available assets to be transferred at predetermined intervals from one Variable Account into any other Variable Account(s) or a Fixed Account or the

Guaranteed Interest Account. Each transfer under the Dollar Cost Averaging program must be at least $500 and Manufacturers Life of America reserves the right to change this minimum at any time upon notice to the Policyowner. Currently, there is no charge for this program if Policy Value exceeds $15,000; otherwise a charge of $5 per transfer or series of transfers occurring on the same transfer date will apply. If insufficient funds exist to effect a Dollar Cost Averaging transfer, including the charge, if applicable, the transfer will not be effected and the Policyowner will be so notified. Manufacturers Life of America reserves the right to cease to offer the Dollar Cost Averaging program on 90 days' written notice to the Policyowner.

Asset Allocation Balancer

Manufacturers Life of America will also offer Policyowners the ability to have amounts automatically transferred among stipulated accounts to maintain an allocated percentage in each stipulated account.


Under the Asset Allocation Balancer program the Policyowner will designate an allocation of Policy Value among the Variable Accounts. Every six Policy Months, Manufacturers Life of America will move amounts out of Variable Accounts and into other Variable Accounts as necessary to maintain the Policyowner's chosen allocation. Currently, there is no charge for this program. A change to the policyowner's premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the Policyowner instructs Manufacturers Life of America otherwise or has a Dollar Cost Averaging request in effect. Manufacturers Life of America reserves the right to institute a charge for this program or to cease to offer the Asset Allocation Balancer Program on 90 days' written notice to the Policyowner.


Surrender Or Withdrawal Rights

At any time prior to the Elected Annuity Date, a Policyowner may fully surrender the Policy for, or make a partial withdrawal in an amount not exceeding, its Policy Value, reduced by any applicable withdrawal or record-keeping charge and any applicable withholding taxes and reduced or augmented by any applicable Market Value Adjustment. (See Description of the Policies -- "Policy Charges".) For certain Qualified Policies, exercise of the right to surrender may require the consent of the Policyowner's spouse under regulations promulgated by the Treasury or Labor Department.

In any Policy Year after the first and before the Elected Annuity Date, up to 10% of the Policy Value as of the most recent Policy Anniversary may be surrendered or withdrawn free of the withdrawal charge. In states where permitted, if the Policyowner is a Charitable Remainder Trust, in any Policy Year after the first and before the Elected Annuity Date, the Policyowner may withdraw, free of the withdrawal charge, the greater of (i) 10% of the Policy Value as of the most recent Policy Anniversary or (ii) Cumulative Net Earnings under the Policy. During the first Policy Year, if the Policyowner is a Charitable Remainder Trust, the Policyowner may withdraw, free of the withdrawal charge, up to 10% of the cumulative Net Premiums as reduced by prior withdrawals. The amount received on withdrawal will be adjusted for any applicable Market Value Adjustment. Amounts surrendered or withdrawn during a Policy Year which exceed the foregoing sums will be subject to a withdrawal charge.

In the case of a full surrender of a Policy, Manufacturers Life of America will pay the Policy Value reduced by any applicable withdrawal or record-keeping charges and any applicable withholding taxes, and adjusted by any applicable Market Value Adjustment as of the Business Day on which the request for surrender is received at its Service Office, and the Policy will be cancelled. In the case of a partial withdrawal from the Variable Accounts, Manufacturers Life of America will pay the amount requested and cancel that number of units credited to each Variable Account necessary to equal the amount of the partial withdrawal plus any applicable withdrawal charges and withholding taxes. In the case of a partial withdrawal from the Fixed Account or the Guaranteed Interest Account, Manufacturers Life of America will pay the amount requested. The Fixed Account Value and/or the Guaranteed Interest Account Value will be reduced by the amount withdrawn and any applicable withdrawal charges and withholding taxes, and adjusted by any applicable Market Value Adjustment. In any event, should there not be sufficient funds available in the designated account or accounts equal to the Gross Withdrawal Amount, Manufacturers Life of America will notify the Policyowner and await further instruction before effecting any withdrawal. (For a discussion of withholding taxes see Federal Tax Matters -- "Tax Treatment of the Policies".)

For a partial withdrawal, the Policyowner should specify the account(s) from which the withdrawal should be made. If no specification is indicated, the withdrawal will not be made and the Policyowner will be so notified.

There is no limit on the frequency of partial withdrawals; however, the requested withdrawal must be at least $500. Any request for a partial withdrawal or a full surrender of a Policy must be in writing and delivered to the Manufacturers Life of America Service Office. If the amount to be withdrawn exceeds $10,000, it must be accompanied by a guarantee of the Policyowner's signature by a commercial bank, trust company, member of the National Association of Securities Dealers, Inc., a notary public, or any other individual or association designated by Manufacturers Life of America.


Special Policy Access

In those states where permitted, if the Policyowner should become terminally ill, he or she will be permitted to make one full surrender or partial withdrawal without imposition of withdrawal charges. If partial withdrawal is chosen, the Survivor Benefit Amount and Annuity Value Guarantee, if applicable, will be reduced accordingly. To be eligible, Manufacturers Life of America must receive written evidence acceptable to Manufacturers Life of America, including a written statement from a licensed medical doctor, that the Policyowner is terminally ill and has a life expectancy of one year or less and the consent of any irrevocable beneficiary and any assignee.

There is currently no charge associated with this feature. However, Manufacturers Life of America reserves the right to impose an administrative charge not to exceed $150 for a partial withdrawal or full surrender pursuant to this provision.


Provisions on Death

In the discussions that follow, references to the age, death, life expectancy, or marital status of a Policy owner do not apply to a Policyowner who owns a Policy other than individually or jointly with another person, except the Survivor Benefit amount which will apply upon death of the annuitant if the Policyowner is a charitable remainder trust. In addition, references to the death of the original Policyowner include the first to die of two joint Policyowners.


Survivor Benefit Amount

Upon occurrence of the death of the original Policyowner, Manufacturers Life of America will compare the Policy Value to the Survivor Benefit Amount and, if the Policy Value is lower, Manufacturers Life of America will deposit sufficient funds into the Money-Market Variable Account to make the Policy Value equal the Survivor Benefit Amount. Any funds which Manufacturers Life of America deposits into the Money-Market Variable Account will not be deemed a purchase payment for purposes of calculating withdrawal charges.

The Survivor Benefit Amount is calculated as follows: (1) when the Policy is issued, the Survivor Benefit Amount is set equal to the initial purchase payment; (2) each time a purchase payment is made, the Survivor Benefit Amount is increased by the amount of the purchase payment; (3) each time a withdrawal is made, the Survivor Benefit Amount is reduced by the same percentage as the Gross Withdrawal Amount bears to the Policy Value; (4) in jurisdictions where it is allowed, on every sixth Policy Anniversary Manufacturers Life of America will set the Survivor Benefit Amount to the greater of its current value or the Policy Value on that Policy Anniversary, provided the original Policyowner is still alive and is not older than age 85.

Subsequent to the death of the original Policyowner, the Variable Policy Value will continue to reflect the investment performance of the selected Variable Accounts.


Joint Ownership

If the Policy is owned jointly, the proceeds of the Survivor Benefit Amount will be payable on the first death of a Policyowner. However, if the surviving Policyowner is the spouse of the deceased and elects to continue the Policy, payment of the Survivor Benefit Amount will be deferred. The Survivor Benefit Amount will continue to be calculated as described above if payment is deferred.

If the surviving Policyowner is not the spouse of the deceased Policyowner, the proceeds of the Survivor Benefit Amount will be payable as set out in the non-spousal ownership provisions of the section entitled Provisions on Death -- "Death of the Policyowner".

Death of the Policyowner

Death Prior to Annuity Commencement Date. If any Policyowner dies before the Elected Annuity Date, all amounts will remain as allocated by that Policyowner until Manufacturers Life of America receives further instructions from the new Policyowner, or the surviving Policyowner if the Policy was owned jointly. The new or surviving Policyowner can make withdrawals, transfer amounts, assign the policy and name a payee, prior to payment of the Policy Value as described below.

If the new or surviving Policyowner is the spouse, he or she can:

(a)  continue the Policy and may make further purchase payments; or

(b) make a full surrender or partial withdrawal of the Policy Value within 60 days after the death without imposition of a Market Value Adjustment or withdrawal charge except with respect to withdrawal of purchase payments received after the death of the Policyowner; or

(c) elect to receive payment under a guaranteed annuity option. If the payment is made as an annuity, the Policy Value used to provide the annuity will be determined as of the date Manufacturers Life of America receives written notification of the election at its Service Office.

However, if a partial withdrawal or a full surrender of the Policy Value occurs more than 60 days after the death of the Policyowner, the payment will be based on the Policy Value determined as of the date of payment, adjusted for any applicable Market Value Adjustment and withdrawal charge. (See Description of the Policies -- "Market Value Adjustment" and "Policy Charges".)

The Policy will continue under option (a) in the absence of a written notification from the surviving spouse to do otherwise.

If the new or surviving Policyowner is not the spouse, he or she can:

(a) continue the Policy. If this option is selected, no further purchase payments can be made, and the Policy must be surrendered within 5 years of the death. Applicable Market Value Adjustments and withdrawal charges will be imposed. (See Description of the Policies -- "Market Value Adjustment" and "Policy Charges".); or

(b) make a full surrender or partial withdrawal of the Policy Value within 60 days after the death without imposition of a Market Value Adjustment or withdrawal charge; or

(c) elect to receive payment under a guaranteed annuity option. If the payment is made as an annuity, (i) the Policy Value used to provide the annuity will be determined as of the date Manufacturers Life of America receives written notification of the election at its Service Office, (ii) the only Annuity Options available are options 1, 2(b), or 2(c) of the

     Annuity Options described in Appendix A, (iii) the period selected for payment must not extend beyond the new or surviving Policyowner's life expectancy, and (iv) payments under the Annuity Option selected must begin no later than December 31 of the year following death of the Policyowner.

The Policy will continue under option (a) in the absence of written notification to do otherwise.

Death After Annuity Commencement Date. If the Policyowner dies after the Annuity Commencement Date, payments will continue under the annuity option selected if the terms of the annuity so provide.

Death of the Annuitant

Death Prior to Annuity Commencement Date. If the Policyowner is an individual who is not the Annuitant, and the Annuitant dies before the Annuity Commencement Date, the Policy will continue and the Policyowner may continue to make purchase payments. If the Policyowner has appointed a contingent Annuitant, he or she will become the new Annuitant. If no such appointment has been made, the Policy owner must appoint a new Annuitant within 60 days of the death of the original Annuitant; otherwise the Policyowner will be deemed to be the new Annuitant.

If the Policyowner is not an individual, the Policy is not a Qualified Policy owned by the trustee of a plan described in Section 401 of the Code, and the Annuitant dies before the Annuity Commencement Date, the Policyowner can:

(a) continue the Policy. If this option is selected, no further purchase payments can be made, and the Policy must be surrendered for a lump sum within 5 years of the Annuitant's death. Market Value Adjustments and all applicable charges will continue to be imposed. (See Description of the Policies -- "Market Value Adjustment" and "Policy Charges".); or

(b) make a full surrender or partial withdrawal of the Policy Value within 60 days after the Annuitant's death without imposition of a Market Value Adjustment or withdrawal charge.

The Policy will continue under option (a) in the absence of written notification to do otherwise.

If the Policyowner is not an individual, the Policy is a Qualified Policy owned by a trustee of a plan described in Section 401 of the Code, and the Annuitant dies before the Annuity Commencement Date, the Policyowner can:

(a) continue the Policy. If this option is selected, a new Annuitant must be appointed and no further purchase payments can be made. Market Value Adjustments and all applicable charges will continue to be imposed. (See Description of the Policies -- "Market Value Adjustment" and "Policy Charges".); or

(b) make a full surrender or partial withdrawal of the Policy Value within 60 days after the Annuitant's death without imposition of a Market Value Adjustment or withdrawal charge.

The Policy will continue under option (a) in the absence of written notification to do otherwise.

Death After Annuity Commencement Date. If the Policyowner is an individual who is not the Annuitant and the Annuitant dies after the Elected Annuity Date, payments will continue under the annuity option selected if the terms of the annuity so provide.


Commencement of Annuity Payments

The Policyowner elects an annuity date in the application (the "Elected Annuity Date"). The Policyowner may change the Elected Annuity Date to any date prior to the end of the Policy Year in which the Annuitant reaches age 85 except in the case of Qualified Policies and Policies where the owner is a Charitable Remainder Trust. If the Policyowner is a Charitable Remainder Trust there is no required annuitization age. Written request for change of the Elected Annuity Date must be received by the Manufacturers Life of America Service Office at least thirty days prior to the new Elected Annuity Date.

Annuity payments will be made by application of the Policy Value to provide an annuity. Annuity payments will be made on a fixed basis only; the Policy Value will no longer reflect the investment performance of the Variable Accounts, the Fixed Accounts or the Guaranteed Interest Account. The annuity options available are described in Appendix A under "Annuity Options". The date on which the first annuity payment is made is the Annuity Commencement Date.

There are legal restrictions on the Elected Annuity Date selected for Qualified Policies. In general, the Annuity Commencement Date for Qualified Policies owned by an individual cannot be later than April 1 following the calendar year in which the Policyowner attains age 70 1/2. There are some exceptions to this requirement. If the Policy is owned by the trustee of a trust established pursuant to an employer retirement plan, the Elected Annuity Date is determined by the terms of the trust and plan.

Annuity payments may be made monthly, quarterly, semi-annually or annually. If application of the Policy Value would result in annuity payments of less than $20 monthly, $60 quarterly, $100 semi-annually or $200 annually, Manufacturers Life of America will pay the Policy Value to the Policyowner in a single sum in lieu of annuity payments.


Substitution of Portfolio Shares


Although Manufacturers Life of America believes it to be highly unlikely, it is possible that in the judgment of its management, one or more of the Portfolios may become unsuitable for investment by Separate Account Two because of a change in investment policy or a change in the tax laws, because the shares are no longer available for investment, or for some other reason. In that event, Manufacturers Life of America may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the S.E.C. and one or more state insurance departments may be required.

Manufacturers Life of America also reserves the right to combine other registered separate accounts with Separate Account Two investing in additional Funds of the Series Fund or another investment company, to establish additional sub-accounts within Separate Account Two, to operate Separate Account Two as a management investment company or other form permitted by law, to transfer assets from Separate Account Two to another registered separate account and from another registered separate account to Separate Account Two, and to deregister Separate Account Two under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

Policy Charges

The various charges and deductions applicable to the Policy and the separate accounts are set forth below.

Withdrawal Charge

A withdrawal charge (contingent deferred sales charge) may be imposed on partial withdrawals from, and the full surrender of, a Policy. In any Policy Year after the first and before the Elected Annuity Date, up to 10% of the Policy Value as of the most recent Policy Anniversary may be surrendered or withdrawn free of the withdrawal charge. In states where permitted, if the Policyowner is a Charitable Remainder Trust, in any Policy Year after the first and before the Elected Annuity Date, the Policyowner may withdraw, free of the withdrawal charge, the greater of (i) 10% of the Policy Value as of the most recent Policy Anniversary, or (ii) the Cumulative Net Earnings under the Policy. During the first Policy Year, if the Policyowner is a Charitable Remainder Trust, the Policyowner may withdraw, free of the withdrawal charge, up to 10% of the cumulative Net Premiums as reduced by prior withdrawals. The amount received on withdrawal will be adjusted for any applicable Market Value Adjustment. The withdrawal charge is deducted as a percentage of amounts withdrawn in a Policy Year in excess of the foregoing sums minus any applicable record-keeping charge (imposed on Policy Anniversaries and on full surrenders made on other than a Policy Anniversary) and plus or minus any applicable Market Value Adjustment.

The withdrawal charge is designed to partially compensate Manufacturers Life of America for the cost of selling and distributing the Policies. The cost includes agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.

The withdrawal charge is determined by applying a percentage to the Gross Withdrawal Amount subject to the withdrawal charge. The applicable percentage depends upon when the purchase payments to which the withdrawal or surrender is deemed attributable were made, as indicated in the following schedule:

Number of complete Policy Years elapsed       The Withdrawal
    since purchase payment was made:             Charge is

                0-2.99                              8%
                   3                                6%
                   4                                4%
                   5                                2%
               6 or more                           None


Where the Gross Withdrawal Amount is deemed attributable to purchase payments made in different Policy Years, different percentages will be applied to the portions of the Gross Withdrawal Amount attributable to such payments.

For purposes of determining the withdrawal charge applicable to a full surrender or partial withdrawal, any Gross Withdrawal Amount, other than an amount not subject to a withdrawal charge by reason of the free withdrawal provisions described above, will be deemed to be a liquidation of a purchase payment. The oldest previously unliquidated purchase payment will be deemed to have been liquidated first, then the next oldest and so forth. In addition, all purchase payments made during a Policy Year will be deemed to have been made on the first day of that year. Once all purchase payments have been liquidated, additional amounts surrendered or withdrawn will not be subject to a withdrawal charge. Thus, in no event may aggregate withdrawal charges exceed 8% of the total purchase payments made.

No withdrawal charge will be applied: (1) if the Policy Value is applied to an annuity, (2) when a full surrender or partial withdrawal is made within 60 days of the death of the original Policyowner (except that a withdrawal charge will be applied to a Gross Withdrawal Amount consisting of purchase payments made after the date of death of the original Policyowner), (3) when the Policyowner is not an individual and a full surrender or partial withdrawal is made within 60 days of the death of the Annuitant, or (4) upon a full surrender or the first partial withdrawal made after the Policyowner becomes terminally ill. (See Description of the Policies -- "Provisions on Death" and "Special Policy Access".)

On a full surrender of the Policy, the Gross Withdrawal Amount is the Policy Value. Upon full surrender, the Policyowner will receive the Gross Withdrawal Amount adjusted by any applicable Market Value Adjustment, less applicable withdrawal charges and withholding taxes, and less the record-keeping charge.

On a partial withdrawal, the Policyowner will receive the amount he or she requests. Manufacturers Life of America will calculate the Gross Withdrawal Amount such that after all applicable withdrawal charges, withholding taxes and Market Value Adjustments have been applied, the Policyowner will receive the amount requested. See Appendix B for examples of the application of withdrawal charges.

Withdrawal charges on a partial withdrawal will be deducted from the accounts proportionately to the Gross Withdrawal Amount, adjusted by any applicable Market Value Adjustments attributable to the respective accounts. Should there not be sufficient funds available in the designated account or accounts equal to the Gross Withdrawal Amount, Manufacturers Life of America will notify the Policyowner and await further instruction before effecting any withdrawal.

Manufacturers Life of America does not expect to recover its total sales expenses through the withdrawal charge. To the extent that the withdrawal charge is insufficient to recover sales expenses, Manufacturers Life of America will pay sales expenses from its other assets or surplus. These assets may include proceeds from the mortality and expense risks charges described below.

Record-Keeping Charge

A record-keeping charge equal to 2% of the Policy Value up to a maximum of $30 will be deducted from Policy Value on the last day of each Policy Year during the Accumulation Period. This charge will also be deducted upon full surrender of a Policy on a date other than the last day of a Policy Year. The charge will be taken before any withdrawal charge is applied and before any applicable Market Value Adjustment. It will be deducted from the Variable Policy Value, the Fixed Account Value and the Guaranteed Interest Account Value in the same proportion that the value in each account bears to the Policy Value.


The record-keeping charge is paid to Manufacturers Life of America to compensate it for certain costs associated with the Policies and the operations of the separate accounts, including the establishing and maintaining of account and tax records for each Policyowner; communicating with Policyowners by mailing confirmations of transactions, Policy Anniversary statements, annual reports of NASL Series Trust and annually updated prospectuses for NASL Series Trust Fund and the Policy and by responding to Policyowner requests to change information contained in his or her records such as names, addresses, allocation percentages, beneficiary or Annuitant designation, participation in the Dollar Cost Averaging or Asset Allocation Balancer programs, certain Fixed Account transactions such as calculations of Market Value Adjustments and transfers solely between Fixed Accounts, and responding to written or oral inquiries by Policyowners regarding the operations of the Policy, the separate accounts or NASL Series Trust. Although these expenses may rise in the future, Manufacturers Life of America guarantees that it will not increase the amount of the record-keeping charge applicable to outstanding Policies. Moreover, Manufacturers Life of America does not expect to recover from this charge any amount in excess of its accumulated applicable expenses.


Dollar Cost Averaging Charge

Currently, there is no charge for Dollar Cost Averaging transfers if Policy Value exceeds $15,000, otherwise there is a charge of $5.00 per transfer or series of transfers taking place on the same transfer date. This charge will be deducted from the account from which funds are transferred. If insufficient funds exist to effect a Dollar Cost Averaging transfer, including the charge, if applicable, the transfer will not be effected.


Special Policy Access Charge

There is currently no charge associated with this feature. However, Manufacturers Life of America reserves the right to impose an administrative charge not to exceed $150 for a partial withdrawal or full surrender pursuant to the provision.

Premium Tax Deduction

Manufacturers Life of America will deduct any premium or similar state or local tax attributable to a Policy. Currently, such taxes, if any, range up to 3% depending on applicable law. Although the deduction can be made from purchase payments or from Policy Value, it is anticipated that premium taxes will be deducted from the Policy Value at the time it is applied to provide an annuity unless required otherwise by applicable law. When deducted at the Annuity Commencement Date, the premium tax deduction will be taken from the Variable Policy Value, the Fixed Account Value and the Guaranteed Interest Account Value in the same proportion that the value in each account bears to the Policy Value.

Other than the premium taxes above, Manufacturers Life of America makes no charge for federal, state or local taxes that may be attributable to the separate accounts or to the operations of Manufacturers Life of America with respect to the Policies. However, if Manufacturers Life of America incurs any such such taxes, it may make a charge therefor, in addition to the foregoing.

Mortality And Expense Risks Charges

A charge at an annual rate of .45% is made for mortality and expense risks that Manufacturers Life of America assumes. This charge is deducted monthly at
 .0375% of assets at the beginning of each Policy Month from the Variable Account Value and the Fixed Account Value.

A charge at an annual rate of .80% is also made for mortality and expense risks that Manufacturers Life of America assumes. This charge is deducted daily from the assets of Separate Account Two.

The mortality risks assumed are (i) the risk that Annuitants may live for longer periods of time than the periods indicated in the mortality tables on which Manufacturers Life of America calculated the annuity tables in the Policies, (ii) the risk that mortality will cause a Policy to terminate before the assumed Annuity Commencement Date and (iii) the risk that mortality will cause Manufacturers Life of America to incur higher costs than anticipated for the Survivor Benefit Amount. The expense risks assumed are that the expenses of administration of and recordkeeping for the Policies will be greater than Manufacturers Life of America estimated. Manufacturers Life of America will realize a gain from these charges to the extent they are not needed to pay expenses under the Policies.

Although it is difficult to specify precisely the breakdown between expense and mortality risk elements of the mortality and expense risks charge, Manufacturers of America estimates that approximately .85% is for mortality risks and .40% for expense risks. A little more than half of the mortality risk element is estimated to be attributable to risks taken in connection with the Survivor Benefit Amount (a death benefit guarantee). As both the daily and monthly charges are imposed in connection with the same risks, each charge could be estimated to be divided into mortality risk and expense risk components at the same ratio as for the overall estimate.

Administration Charge

A charge at an annual rate of 0.20% of the Variable Account Value is made for the administration of the Policy. This charge is deducted daily by assessing a charge against the assets of Separate Account Two.

The administration charge is paid to Manufacturers Life of America to compensate it for costs associated with administration of the Policies and the separate accounts including those related to allocation of initial and subsequent purchase payments, processing purchase applications, withdrawals, surrenders, unit value calculations, transfers, calculation of proceeds payable on death, payment of proceeds payable on death, cash management prior to Policy issue, and establishing and maintaining computer system support for those or other administrative functions. Manufacturers Life of America reserves the right to increase the amount of the administration charge applicable to outstanding Policies in the future if costs associated with the Policies and the operations of the separate accounts should rise above current levels.

Manufacturers Life of America does not expect to recover from this charge any amount in excess of its accumulated administrative expenses.


Market Value Adjustment

A Market Value Adjustment ("MVA") will apply when money is removed from a Fixed Account prior to the Maturity Date for any of the following reasons: full surrender, partial withdrawal, transfer to another account (including another Fixed Account), or to purchase an annuity. However, the MVA will be waived if the amount is removed within the one month period prior to the Maturity Date.

The MVA will be applied after any transfer or contract charge is deducted, but before the application of any withdrawal charges.

The MVA reflects the difference between the Guaranteed Rate for the applicable Fixed Account, and the current Guaranteed Rate for the time period equal to the remaining Guarantee Period ("Current Rate"). Generally, if the Guaranteed Rate is higher than the Current Rate, the MVA will be positive. If the Guaranteed Rate is lower than the Current Rate, the MVA will be negative.

On a full surrender, a positive MVA will increase the amount received by the Policyowner, while a negative MVA will decrease the amount received by the Policyowner.

On a transfer, the amount of the requested transfer from a Fixed Account will not reflect any adjustment by the MVA. Any such adjustment will be reflected in the amount transferred to the new account(s). A positive MVA will increase the amount transferred into the new account(s), while a negative MVA will decrease the amount so transferred.

On the Annuity Commencement Date, a positive MVA will increase the amount applied to provide an annuity, while a negative MVA will decrease the amount applied to provide an annuity.

On a partial withdrawal, a positive MVA will decrease the Gross Withdrawal Amount required to provide the requested amount. A negative MVA will increase the Gross Withdrawal Amount so required.

The actual MVA is a proportion of the Gross Withdrawal Amount, determined by the following formula:

                               (1+G) exp N
                               -----        - 1
                               (1+C)


where:

G is the Guaranteed Rate for the money being subjected to the MVA.

C is the Guaranteed Rate offered by Manufacturers Life of America for deposits for a time period equal to the number of years remaining in the Guarantee Period, rounded up to the next full year (the "Current Rate"). If at the time of the MVA calculation, Manufacturers Life of America does not offer a Guarantee Period with the required number of years, then the rate J will be found by linear interpolation of the current rates for available Guarantee Periods.

N is the number of full months remaining in the Guarantee Period divided by 12.

See Appendix B for examples of MVA calculations.

Other General Policy Provisions

Deferral of Payments

Manufacturers Life of America reserves the right to postpone the transfer or payment of any value or benefit available under a Policy based upon the assets allocated to Separate Account Two for any period during which:

(1) the New York Stock Exchange ("Exchange") is closed for trading (other than customary weekend and holiday closings) or trading on the Exchange is otherwise restricted; or

(2) an emergency exists as defined by the S.E.C. or the S.E.C. requires that trading be restricted; or

(3) the S.E.C., by order, so permits a delay for the protection of security holders.

Manufacturers Life of America also reserves the right to delay transfer or payment of assets from the Fixed Accounts or the Guaranteed Interest Account for up to six months and will pay interest at a rate determined by it if there is a delay in payment for more than 30 days. In addition, transfers may be denied under the circumstances previously set forth. (See Description of the Policies -- "Provisions on Transfers".)

Annual Statements

Within 30 days after each Policy Anniversary, Manufacturers Life of America will send the Policyowner a statement showing:

(1) the summary of each active account up to the most recent Policy Anniversary including the Policy Value up to the Policy Anniversary date; and

(2) a description of the transactions affecting each active account during the Policy Year including total units cancelled, amounts deducted from each account for fees, and total units and amounts credited to each account as allocations or interest.

Rights of Ownership

The Policyowner is the person entitled to exercise all rights under a Policy. As such, any Policy rights or privileges may be exercised without the consent of the Annuitant, beneficiary or any other individual, except as provided by the Policyowner.

Except as discussed below, ownership of the Policy may be changed or the Policy collaterally assigned at any time prior to the Annuity Commencement Date, subject to the rights of any irrevocable beneficiary or other person. Any change of ownership or assignment must be made in writing and will not take effect until received at the Manufacturers Life of America Service Office. Manufacturers Life of America assumes no responsibility for the validity of any assignment.

In the case of a Qualified Policy, there may be restrictions on the privileges of ownership. Some plans do not permit the exercise of certain of the Policyowner's rights without the written consent of the Policyowner's spouse. Among the rights limited are the right to choose an optional form of payment; to make withdrawals; or to surrender the Policy.

A Qualified Policy which is not owned by a trustee of a trust which qualifies under section 401(a) of the Code, may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than to Manufacturers Life of America except as may be provided by applicable state or federal law. Ownership of a Qualified Policy which is owned by a trustee of a Qualified Plan may not be transferred to a participant prior to the Annuity Commencement Date. The transfer of a Qualified Policy to a participant prior to the Annuity Commencement Date would jeopardize the plan's qualified status as the Policy does not contain the restrictions on a participant's rights on withdrawal or on and after the Annuity Commencement Date required for plans under the Employee Retirement Income Security Act.

Change of Annuitant. The Policyowner may change the Annuitant prior to the Annuity Commencement Date. Eligible Annuitants are: (i) the Policyowner, (ii) Policyowner's spouse, or (iii) the Policyowner's parent(s), brother(s), sister(s), or child(ren).

If the Policyowner is not an individual, the Annuitant(s) may not be changed except with respect to certain Qualified Plans. In any event, the Annuitant(s) may not be changed after the Annuity Commencement Date.

Change of Elected Annuity Date. The Elected Annuity Date may be changed from that stated in the application to an earlier or later date. The new date cannot be later than the end of the Policy Year in which the Annuitant reaches age 85. A written request to change the Elected Annuity Date must be received by the Manufacturers Life of America Service Office at least 30 days prior to the new Elected Annuity Date. (See Description of the Policies -- "Annuity Value Guarantee").

Selection of Payee. The Policyowner must select a Payee to receive any payments due under the Policy. If the Payee is the Policyowner, any payments remaining on the Policyowner's death will be paid to the beneficiary. If a Payee other than the Policyowner has been selected, any payments remaining on the Policyowner's death will continue to be made to the Payee until Manufacturers Life of America receives written notice from the beneficiary to change the Payee.

The Payee for annuity payments should be chosen from the following:

(a)  The Annuitant;

(b)  The Annuitant's spouse, parent(s), brother(s), sister(s), child(ren); or

(c)  The Policyowner, if the Policyowner is an individual.

Any other choice of Payee will require the consent of Manufacturers Life of
America:

Change of Payee. The Policyowner may change the Payee at any time upon 30 days' written notice to Manufacturers Life of America. Such notice must specify the date on which payments to the new Payee should begin. A change in the Payee will not require the Payee's consent.

Beneficiary

Ownership of the Policy will pass to the designated beneficiary on the death of the Policyowner. The beneficiary is the person designated in the application or as subsequently designated. The beneficiary may be changed at any time by written notice to Manufacturers Life of America. Any change will be effective on the date written notice is received at the Manufacturers Life of America Service Office. If no beneficiary survives the Policyowner, ownership will pass to the Policyowner's estate. In the case of Qualified Policies, regulations promulgated by the Departments of Labor and Treasury prescribe certain limitations on the designation of a beneficiary.

Modification

A Policy may not be modified by Manufacturers Life of America without the consent of the Policyowner, except where required to conform to any applicable law or regulation or any ruling issued by a government agency.

Federal Tax Matters

Taxation of Manufacturers Life of America

Manufacturers Life of America is taxed as a life insurance company under Subchapter L of the Code. Since the operations of Separate Account Two are part of, and are taxed with, the operations of Manufacturers Life of America, Separate Account Two is not separately taxed as a "regulated investment company" under Subchapter M of the Code. Under existing federal income tax laws, investment income and capital gains of Separate Account Two are not taxed to the extent they are applied to increase reserves under the Policies. Since, under the Policies, investment income and realized capital gains of Separate Account Two are automatically applied to increase reserves, Manufacturers Life of America does not anticipate that it will incur any federal income tax liability attributable to Separate Account Two, other than a federal income tax based on premiums received which is currently absorbed by Manufacturers Life of America, and therefore Manufacturers Life of America does not intend to make provision for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in Manufacturers Life of America being taxed on such income or gains, or taxes currently absorbed are increased, then Manufacturers Life of America may impose a charge against Separate Account Two in order to make provision for such taxes.

Tax Treatment Of The Policies

The Policies are designed for use in connection with retirement savings plans that may or may not qualify for special income tax treatment under the provisions of the Code. The following discussion of federal income tax aspects of amounts received under a variable annuity contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of law to individual circumstances.

The United States Congress has, in the past, considered legislation that, if enacted, would have taxed the inside build-up in certain annuities. While this proposal was not enacted, Congress remains interested in the taxation of the inside build-up of annuity contracts. Policyholders should consult their tax advisor regarding the status of new, similar provisions before purchasing the Policy.

Section 72 of the Code governs taxation of annuities in general. Under existing provisions of the Code, except as described below, any increase in the value of a Policy is not taxable to the Policyowner or Annuitant until received, either in the form of annuity payments, as contemplated by the Policy, or in some other form of distribution. However, as a general rule, deferred Policies held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The investment income on such Policies is taxed as ordinary income that is received or accrued by the Policyowner during the taxable year.

In certain circumstances policies will be treated as held by a natural person if the nominal owner is a non-natural person and the beneficial owner is a natural person, but this special exception will not apply in the case of any employer who is the nominal owner of a Policy providing non-qualified deferred compensation for its employees. Exceptions to the general rule (of immediate taxation) for Policies held by a corporation, trust or similar entity may apply with respect to (1) annuities held by an estate of a decedent, (2) Policies issued in connection with qualified retirement plans, or IRAs, (3) certain annuities purchased by employers upon the termination of a qualified retirement plan, (4) certain annuities used in connection with structured settlement agreements, and (5) annuities purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity.

When annuity payments commence, each payment is taxable under Section 72 of the Code as ordinary income in the year of receipt if the Policyowner has not previously been taxed on any portion of the purchase payments. If any portion of the purchase payments has been included in the taxable income of the Policyowner, this aggregate amount will be considered the "investment in the contract." For fixed annuity payments, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the annuity; the remainder of each payment is taxable. However, once the total amount of the taxpayer's "investment in the contract" is excluded using this ratio, annuity payments will be fully taxable. If annuity payments cease before the total amount of the taxpayer's "investment in the contract" is recovered, the unrecovered amount will be allowed as a deduction to the Policyowner in his or her last taxable year.

In the case of a withdrawal, amounts received are taxable as ordinary income to the extent that the Policy Value (determined without regard to any withdrawal charges) before the withdrawal exceeds the "investment in the contract." Amounts loaned under an annuity or amounts received pursuant to an assignment or pledge of an annuity are treated as withdrawals. There are special rules for loans to participants from annuities held in connection with qualified retirement plans or IRA's. With respect to contracts issued after April 22, 1987, if an individual transfers an annuity without adequate consideration to a person other than his or her spouse (or to his or her former spouse incident to divorce), he or she will be taxed on the difference between the value of the annuity minus any withdrawal charges and the "investment in the contract" at the time of transfer. In such case, the transferee's "investment in the contract" will be increased to reflect the increase in the transferor's income.

In addition, there is a 10% penalty tax on the taxable amount of any payment unless the payment is: (a) received on or after the date that the Policyowner reaches age 59 1/2; (b) attributable to the Policyowner's becoming disabled as defined in the Code; (c) made to a beneficiary on the death of the Policyowner;
(d) made to a beneficiary on the death of the primary annuitant if the Policyowner is not a natural person; (e) made as a series of substantially equal periodic payments for the life of the taxpayer (or the joint lives of the taxpayer and beneficiary), subject to certain recapture rules; (f) made under an annuity that is purchased with a single premium whose annuity starting date is no later than a year from purchase of the annuity; (g) attributable to "investment in the contract" before August 14, 1982; or (h) made with respect to certain annuities issued in connection with structured settlement agreements. Special rules may apply to annuities issued in connection with qualified retirement plans.

For both withdrawals and annuity payments under some types of plans qualifying for special federal income tax treatment ("qualified plans"), there may be no "investment in the contract" and the total amount received may be taxable.

Where the Policy is owned by an individual, Manufacturers Life of America will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a Policy unless the distributee notifies Manufacturers Life of America at or before the time of the distribution that he or she elects not to have any amounts withheld. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages. The withholding rate applicable to the taxable portion of nonperiodic payments (including withdrawals prior to the annuity commencement date) is 10%. Where the Policy is not owned by an individual or it is owned in connection with a qualified plan, or when the owner is a non-resident alien, special withholding rules may apply.

In connection with the issuance of temporary regulations relating to diversification requirements for separate accounts or funds underlying variable life and annuity policies, the Treasury Department has announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular sub-accounts of the Account. Regulations in this regard are expected in the future. It is not clear what these regulations will provide or whether they will be prospective only. It is possible that when regulations are issued, the Policy may need to be modified to comply with such regulations.

For purposes of determining a Policyowner's gross income from distributions which are not in the form of an annuity, the Code provides that all deferred annuities issued by the same company to the same Policyowner during any calendar year shall be treated as one annuity. Additional rules may be promulgated under this provision to prevent avoidance of its effect. For further information on current aggregation rules under this and other Code provisions, the Policyowner should consult his or her tax adviser.

Purchase of Policies by Qualified Plans

The Policies are available for use with several types of qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made to provide more than general information about the use of the Policies with the various types of qualified plans. Policyowners, Annuitants and beneficiaries are cautioned that the rights of any person to any benefits under such qualified plans may be subject to the terms and conditions of the Policy. Following are brief descriptions of the various types of qualified plans in connection with which Manufacturers Life of America will issue a Policy.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA". These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Policies for use with IRAs may be subject to special requirements of the Internal Revenue Service. Distributions from these qualified plans are subject to special withholding rules. Consult your plan administrator before taking a distribution which you wish to roll over. A direct rollover from a qualified plan is permitted and is exempt from the special withholding rules. When issued in connection with an IRA, a Policy will be amended as necessary to conform to the requirements of federal laws governing such plans.

Corporate and Self-Employed (H.R. 10 and Keogh) Pension and Profit Sharing Plans. Section 401(a) of the Code permits corporate employers to establish various types of tax-favored retirement plans for employees. Self-employed individuals may establish plans for themselves and their employees. Such retirement plans may permit the purchase of the Policies in order to provide benefits under the plans. Employers intending to use Policies in connection with such plans should seek competent advice.

Purchase of Policies by Charitable Remainder Trusts

The Policies may be purchased by Charitable Remainder Trusts. If a Charitable Remainder Trust is the Policyowner, the character of amounts received by the income beneficiary of the Charitable Remainder Trust depends on the character of the income in the trust. To the extent the trust has any undistributed ordinary income, amounts received by the income beneficiary from the trust are taxed as ordinary income. The Internal Revenue Service has held in at least one private letter ruling that any increase in the value of a Policy will be treated as income to the trust in the year it accrues regardless whether it is actually received by the trust. However, a private letter ruling cannot be relied on as precedent by anyone other than the taxpayer who requests it.

State and Local Government Deferred Compensation Plans

Section 457 of the Code permits employees of state and local governments, rural electric cooperatives and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent Policies are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as owner of the Policy has the sole right to the proceeds of the Policy. Those who intend to use Policies in connection with such plans should seek qualified advice as to the tax and legal consequences of such an investment.

Additional Information About
Manufacturers Life of America

Description of Business

Manufacturers Life of America's primary purpose is to issue and sell variable universal life and variable annuity products in the United States. However, Manufacturers Life of America also commenced establishment of branch operations in Taiwan to develop and market traditional insurance for the Taiwanese market. Manufacturers Life of America began capitalizing this operation in 1993.

Of approximately 1800 life insurance companies in the United States, fewer than 100 offer variable life products. In an industry where financial strength provides competitive advantage, Manufacturers Life of America is well positioned competitively.

Responsibilities Assumed By Manufacturers Life

Manufacturers Life has entered into an agreement with ManEquity, Inc. pursuant to which Manufacturers Life, on behalf of ManEquity, Inc., will pay the sales commissions in respect of the Policies and certain other policies issued by Manufacturers Life of America, prepare and maintain all books and records required to be prepared and maintained by ManEquity, Inc. with respect to the Policies and such other policies, and send all confirmations required to be sent by ManEquity, Inc. with respect to the Policies and such other policies. ManEquity, Inc. will promptly reimburse Manufacturers Life for all sales commissions paid by Manufacturers Life and will pay Manufacturers Life for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Manufacturers Life has also entered into a Service Agreement with Manufacturers Life of America pursuant to which Manufacturers Life will provide to Manufacturers Life of America in Toronto, Ontario, Canada all issue, administrative, general services and record-keeping functions on behalf of Manufacturers Life of America with respect to all of its insurance policies including the Policies. Under this agreement Manufacturers Life of America is obligated to reimburse operating expenses and costs incurred by Manufacturers Life on behalf of Manufacturers Life of America. For 1993, 1994, and 1995, Manufacturers Life of America paid $12,467,474, $21,326,446, and $23,211,484, respectively, to Manufacturers Life pursuant to the agreement.

Finally, Manufacturers Life has entered into an excess reinsurance arrangement with Manufacturers Life of America for certain obligations arising under the Survivor Benefit Amount. Except for its obligations to Manufacturers Life of America under this reinsurance agreement, Manufacturers Life has no financial obligation for any Policy benefits.

Manufacturers Life of America's ultimate parent company, Manufacturers Life, is a Canadian-based mutual life insurance company with worldwide operations and assets of $39.9 Billion (Canadian Dollars) and surplus of $3.5 Billion (Canadian Dollars) as of December 31, 1995. As in the past, Manufacturers Life of America may look to its ultimate parent company to provide the necessary capital to finance its operations.

The vast majority of Manufacturers Life's business in the United States is sold directly through the parent company; however, subsidiary companies are used for certain special purposes. The primary purpose of this subsidiary, Manufacturers Life of America, is to issue and sell variable universal life and variable annuity products. Manufacturers Life of America has no direct employees.

Manufacturers Life of America owns no property.

                                       SELECTED FINANCIAL DATA


                                   Jan. 1, 1996
                                        to                  FOR THE YEARS ENDED DECEMBER 31,
                                   September 30,            --------------------------------
                                       1996         1995        1994         1993         1992     1991
                                   -------------    ----        ----         ----         ----     ----

                                                          (IN THOUSANDS)
REVENUES
Premiums, Annuity Deposits and
 Other Revenue                                    $159,768    $193,649     $125,948    $ 39,885   $14,410
Investment Income, Net of
 Investment Expenses                                 5,841       3,589        3,324       1,431       781
Commissions and Expense
 Allowances on Reinsurance
 Ceded                                                 147         188           --          --        --
                                                  --------    --------     --------    --------   -------
                                                   165,756     197,426      129,272      41,316    15,191
                                                  --------    --------     --------    --------   -------
BENEFITS AND EXPENSES
Policyholder Benefits                              120,371     159,215      109,571      32,720     9,252
Other Expenses                                      59,751      52,899       32,229      12,799     4,363
Commissions and Expense
 Allowances on Reinsurance
 Assumed                                             1,014         810          330         269        81
                                                  --------    --------     --------    --------   -------
                                                   181,136     212,924      142,130      45,788    13,696
                                                  --------    --------     --------    --------   -------
Gain (Loss) Before Policyholder
 Dividends and Federal
 Income Tax Provision (Benefit)                    (15,380)    (15,498)     (12,858)     (4,472)    1,495
Dividends to Policyholders                           2,367       1,150          837         634        25
                                                  --------    --------     --------    --------   -------
Gain (Loss) Before Federal
 Income Tax (Benefit)                              (17,747)    (16,648)     (13,695)     (5,106)    1,470
Federal Income Tax (Benefit)                         4,116          --         (325)        340     1,351
                                                  --------    --------     --------    --------   -------
Net Gain (Loss) from
 Operations After
 Policyholders Dividends and
 Federal Income Tax                                (13,631)    (16,648)     (13,370)     (5,446)      119
Net Realized Capital Gains                             (74)     (3,012)          93         139        --
                                                  --------    --------     --------    --------   -------
Net Gain (Loss) from Operations                   $(13,705)   $(19,660)    $(13,277)   $ (5,307)  $   119
                                                  ========    ========     ========    ========   =======
Total Assets                                      $588,742    $403,086     $253,392    $136,065   $92,501
                                                  ========    ========     ========    ========   =======

Management Discussion and Analysis                  TO BE UPDATED BY AMENDMENT


Overview
Manufacturers Life of America is a wholly-owned subsidiary of Manulife Reinsurance Corporation (U.S.A.), (the Parent), which is in turn a wholly-owned subsidiary of Manufacturers Life, a Canadian mutual life insurance company with world wide operations and assets of $39.9 billion (Canadian Dollars) and a surplus of $3.5 billion (Canadian Dollars). Manufacturers Life and Manufacturers Life of America have received the following ratings from independent rating agencies: Standard & Poor's Insurance Rating Service - AA+, A. M. Best Company
- A++, Moody's Investors Service, Inc. - Aa3 and Duff & Phelps Credit Rating
Co. - AAA. The Board of Directors of Manufacturers Life has resolved to currently provide a claims paying guarantee to the U.S. policyholders.

Manufacturers Life of America has two fundamental businesses:

     (1) sale of variable products: U.S.
     (2) branch operations in Taiwan (start-up)

With respect to its U.S. business, Manufacturers Life of America during the past four years has experienced a significant growth in the sale of its variable products. Manufacturers Life of America experienced year over year premium growth in variable products of 226% in 1992; 241% in 1993; 48% in 1994. During 1995, variable life insurance premiums remained flat reflecting strong persistency, while single premium variable annuity premiums declined. Total first-year premiums are approximately 70% and 48% of the same period in 1994 for Variable Universal Life, (VUL) and Variable Annuity, (VA), respectively.

This decline in new sales is considered temporary and has been triggered in part by a combination of industry wide and internal factors:

Industry Factors

-    Impact of negative investment performance in 1994 (both stocks and bonds)
- General concern related to investment practices/risk associated with fund holdings. This was created by the Mexican debt crisis and high profile business failures due to the use of derivatives.
-    Shifting consumer preference toward more guaranteed "insurance products".

Internal Factors

- A desire amongst our policyholders and producers for diversification of investment options (investment funds/fund management style).
- Our policyholders' desire for more guarantees relating to potential lapses in a volatile market.

A number of actions were implemented to address these issues:

- A five year no-lapse guarantee on Horizon VUL was launched which prevents policy lapses triggered by negative investment performance, provided minimum premium requirements are met.
- In February 1996, Manufacturers Life of America introduced seven new investment accounts. These will be managed by Fidelity Management Trust Company, Goldman Sachs Asset Management, Salomon Brothers Asset Management Inc., and Wellington Management Trust. At the same time Manulife Series Fund, Inc. is adding an Equity Index Fund. These options will address our policyholders' concerns for investment diversification.

In 1993 Manufacturers Life of America entered Taiwan as a startup venture recognizing the vast potential of this market. During 1995 Manufacturers Life of America commenced full operations that have resulted in significant recruitment and training expenditures. These expenditures are expected to positively impact future operations as market share increases.


Financial Position

Financial results have been prepared on the basis of statutory accounting practices which are currently considered by the insurance industry to be in accordance with GAAP for all mutual life insurance companies and their wholly-owned subsidiaries. A description of the accounting policies can be found in Note 2 to the December 31, 1995 financial statements.


Assets

1995 Compared to 1994

At December 31, 1995, Manufacturers Life of America's total assets were $588.7 million, an increase of $185.6 million or 46% from year-end 1994. This change is principally a result of Separate Account asset growth of $177.7 million, reflecting net cash transfers to the separate accounts of $99.8 million plus $77.9 million in gains due to strong investment performance of the underlying investment funds.

General Account invested assets remained relatively flat. While bonds increased by $10.6 million, short term investments decreased $10.9 million. Short term investments were utilized to pay operating expenses while capital received during the year was invested in longer term bonds.

Taxes recoverable increased by $3.3 million reflecting the benefit achieved through the company filing a consolidated tax return with its parent.

Investments in subsidiaries increased by $1.1 million representing Manufacturers Life of America's investment in Manufacturers Adviser Corporation
(MAC). MAC is the investment adviser to Manulife Series Fund, Inc. (the investment funds underlying the separate accounts). During 1995, Manufacturers Life of America's Parent, through a capital contribution, transferred its ownership in MAC to Manufacturers Life of America.

1994 Compared to 1993

At December 31, 1994 the total assets of Manufacturers Life of America were $403.1 million, an increase of $149.7 million or 59% from year-end 1993. The main contributors to this growth were:

(1)  General Account assets increased by $21.1 million.

     Bonds and short-term investments increased by $28.8 million and $10 million respectively due to:

     (a)  A $20.0 million capital infusion in December, 1994.

     (b) Receipt of $21.5 million related to a block of participating whole life contracts assumed from Manufacturers Life.

     Common Stocks decreased by $14.9 million. The investment in common stocks represents Manufacturers Life of America's seed money investment in the Series Fund. This investment decreased because:

     (a) Manufacturers Life of America withdrew $13.0 million of seed money to pay operating expenses.

     (b) The values of the common stock decreased by $1.9 million due to underlying investment performance of the Series Fund.

     Manufacturers Life of America's debt securities consist mainly of U.S. Treasury notes and bonds, mortgage backed securities, investment grade corporate bonds and money market securities.

(2)  Separate Account assets increased by $128.6 million.

     Consistent with Manufacturers Life of America's primary business operations of marketing variable products, the majority of "policy premium" is transferred immediately into the Separate Accounts.

Liabilities

1995 Compared to 1994

Manufacturers Life of America's liabilities have increased by $179 million over year-end 1994 mainly due to Separate Account liabilities increasing $177.7 million. Separate Account liabilities move in tandem with changes in Separate Account assets.

The interest maintenance,(IMR) and asset valuation (AVR) reserves increased by a total of $4.6 million. The IMR increases are a result of a statutory formula designed to smooth the impact of realized and unrealized capital gains on bonds of $1.6 million net of taxes. The AVR increases are to establish reserves against future asset default. These amounts increased significantly over 1994 as a result of realized and unrealized capital gains recognized during 1995.

1994 Compared to 1993

At December 31, 1994, Manufacturers Life of America's total liabilities were $353.7 million, reflecting an increase of $151.0 million over year-end 1993. This increase is comprised of:

(1) General Account liabilities increased by $22.4 million. This increase was primarily the result of Manufacturers Life of America's increasing the face amount it assumes from Manufacturers Life on a participating whole life block of business. Manufacturers Life of America increased the amount it assumes from the first $50,000 to the first $100,000 of initial face amount per policy. This transaction resulted in an initial premium transfer and the establishment of reserves totaling $21.5 million.

(2) Separate Account liabilities increased by $128 million. Separate Account liabilities increase in tandem with, and are fully secured by, Separate Account assets.

Capital and Surplus

1995 Compared to 1994

At December 31, 1995, Manufacturers Life of America's capital and surplus totalled $56 million, an increase of $6.9 million over year-end 1994 as a result of:

-    Operating losses totalling $13.7 million.

- Offsetting the operating losses were three capital contributions of (1) $12.5 million from issuance of common shares, (2) $8.5 million from issuance of a surplus note and (3) $1.1 million from transfer of Manufacturers Adviser Corporation from the Parent.

- The increase in AVR which flows through the statement of changes in capital surplus of $3.3 million was largely offset by the unrealized gains of $2.9 million on Manufacturers Life of America's seed money investment in Manulife Series Funds, Inc.

Manufacturers Life of America's surplus to general account liability ratio increased from 96.9% to 108.2%

1994 Compared to 1993

At the end of 1994, Manufacturers Life of America's capital and surplus totalled $49.4 million, a decrease of $1.3 million over year-end 1993. The following details the changes made to capital and surplus during 1994:

                                            (millions)
                                            ----------
Loss from Operations                          $(19.7)
Issue of Common Stock/Contributed Surplus       20.0
Miscellaneous Changes                           (1.6)
                                              ------
Net Decrease in Capital and Surplus           $ (1.3)
                                              ======

The loss from operations increased from a loss of $13.3 million in 1993 to a loss of $19.7 million primarily as a result of new business strain on increased sales. This reflects significant growth in the sale of both variable annuities and variable universal life products.

The $20 million in proceeds from the sale of common stock is a result of Manufacturers Life of America issuing one common share with a par value $1 with the balance being treated as contributed surplus.

During 1994, Manufacturers Life of America restructured its capital and surplus by exchanging 230,000 preferred shares, (par value $100), for 3,000,000 common shares, (par value $1) and contributed surplus of $20 million. This restructuring was done to ensure Manufacturers Life of America satisfied continued compliance with all state regulations regarding surplus. Total capital and surplus was unchanged by this restructuring.


1993 Compared to 1992

At the end of 1993, Manufacturers Life of America's capital and surplus totalled $50.7 million, a decrease of $4.9 million over 1992. The following details the contributions made to capital and surplus during 1992:

                                           (millions)
                                           ----------
Loss from Operations                         $(13.3)
Unrealized Capital Losses                      (1.6)
Gain on Surplus in the Separate Account         4.3
Sale of Common Stock/Contributed Surplus        5.9
Miscellaneous Changes in Capital               (0.2)
                                             ------
Net decrease in Capital and Surplus          $ (4.9)
                                             ======

Earnings declined from a loss of $5.3 million in 1992 to a loss of $13.3 million in 1993, primarily as a result of new business strain on dramatically increased sales. Premiums for 1993 represented an increase of 216% over 1992. This reflects significant growth in the sale of both variable annuities and variable universal life products.

The Unrealized Capital Loss of $1.6 million represents the difference between the December 31, 1993 market value of the seed money shares and the actual cost of these shares. The unrealized loss occurred because the Series Fund paid a dividend shortly after the shares were transferred to the General Account. The impact of the dividend, while increasing investment income, simultaneously reduced the market value of the shares, giving rise to an unrealized loss.

The gain on surplus in the Separate Account represents the investment income earned on Manufacturers Life of America's seed money in the Series Fund, while it was still in the Separate Account.

The $5.9 million in proceeds from the sale of common stock is a result of Manufacturers Life of America's issuing one common share (par value $1) with the balance being treated as contributed surplus. These funds were subsequently transferred to fund start-up operations in Taiwan.

Results of Operations

1995 Compared to 1994

The loss from operations for the year ended December 31, 1995 decreased from $19.7 million in 1994 to $13.7 million in 1995. The main contributors to these losses were:


                            1995        1994
                            ----        ----
U.S.Operations             ($8.8)     ($15.9)
Taiwan Operations           (9.0)       (3.8)
Tax recovery                 4.1
                          ------      ------
                          ($13.7)     ($19.7)
                          ======      ======


U.S. operations improved due to reduction of capital losses of $2.9 million through improved investment performance and $4.2 million resulting from decreased new business strain on reduced sales and increased policy fees as business matures.

Taiwan's operating loss increased as a result of significant start up costs associated with Manufacturers Life of America's growing Taiwan Branch. In particular, costs associated with producer recruitment are heavy.

1994 Compared to 1993

The loss from operations increased from $13.3 million in 1993 to $19.7 million in 1994, principally as a result of higher new business strain from increased sales. The loss of $19.7 million in 1994 was derived as follows:

(1) Under statutory accounting practices, all growing life insurance companies will experience operating losses in direct proportion to increased sales. During 1994, Manufacturers Life of America lost $15.9 million primarily due to the increased new business strain. In accordance with statutory life insurance accounting, high first-year business costs fall primarily to operations as higher expenses. These expenses are recovered over the life of the policy through policy/expense loads and will enhance future profit;

(2)  $3.8 million due to start-up operations in Taiwan.

     Manufacturers Life of America continues to expect significant growth in the sale of variable products. Given this, Manufacturers Life of America expects to experience statutory losses until the late 1990's at which time economies of scale should be achieved and profits should begin to emerge on business sold previously.

1993 Compared to 1992

The loss from operations increased from $5.3 million in 1992 to $13.3 million mainly as a result of higher new business strain from increased sales. The 1993 loss of $13.3 million was derived as follows:

(1) $10.2 million primarily due to the increased new business strain from dramatically higher variable sales;

(2)  $3.1 million due to start-up operations in Taiwan.

Cash Flow

The majority of Manufacturers Life of America's cash flows arise from policyholder transactions related to the Separate Account and, as such, the assets and liabilities of these products are exactly matched. In the case of death benefits, Manufacturers Life of America cedes a substantial portion of the risk to Manulife Financial and its risk is therefore minimized. Manufacturers Life of America's cash flows on the policies are adequate to meet the obligations retained on these contracts.

Because of the excess of expense over income, which arises from first policy year issue, the continued success in generating sales will not only result in losses in the Results of Operations, but will create a cash flow strain as well. As a result, Manufacturers Life of America may look to Manufacturers Life to provide the necessary capital to support its operations. In this respect Manufacturers Life of America received an additional $15 million in capital contributions subsequent to the end of the period to fund continuing growth in Taiwan. Manufacturers Life has provided a claims guarantee for all U.S. policyowners. The guarantee does not cover the performance of any Separate Accounts.

Manufacturers Life of America has no material commitments for capital expenditures. With the exception of the claims paying guarantee, Manufacturers Life of America is not the beneficiary of any financing commitments not reflected on the balance sheet.

Executive Officers and Directors

The directors and executive officers of Manufacturers Life of America, together with their principal occupations during the past five years, are as follows:

                          Position With
                          Manufacturers Life
     Name                 of America                Principal Occupation
     ----                 ------------------        --------------------


     Sandra M. Cotter     Director                  Attorney 1989-present, Dykema
        (34)                                        Gossett

     James D. Gallagher   Director, Secretary,      Vice President, Legal Services
        (42)              and General Counsel       -- January 1996-present, The
                                                    Manufacturers Life Insurance
                                                    Company; Vice President,
                                                    Secretary and General Counsel
                                                    -- 1994-present, North American
                                                    Security Life; Vice President
                                                    and Associate General Counsel
                                                    -- 1991-1994, The Prudential
                                                    Insurance Company of America

     Bruce Gordon*        Director                  Vice President, U.S. Operations
        (53)                                        - Pensions -- 1990-present, The
                                                    Manufacturers Life Insurance
                                                    Company

     Donald A. Guloien    Director and President    Senior Vice President, Business
        (39)                                        Development 1994-present, The
                                                    Manufacturers Life Insurance
                                                    Company; Vice President, U.S.
                                                    Individual Business -- 1990-1994,
                                                    The Manufacturers Life Insurance
                                                    Company


* Bruce Gordon is also a director of ManEquity, Inc.

                               Position With
                               Manufacturers Life
     Name                      of America              Principal Occupation
     ----                      ------------------      --------------------

     Theodore Kilkuskie, Jr.   Director                 Vice President, U.S. Individual
        (41)                                            Insurance -- June 1995-present,
                                                        The Manufacturers Life Insurance
                                                        Company; Executive Vice President,
                                                        Mutual Funds -- January 1995-
                                                        May 1995, State Street Research;
                                                        Vice President, Mutual Funds --
                                                        1987-1994, Metropolitan Life
                                                        Insurance Company

     Joseph J. Pietroski       Director                Senior Vice President, General
        (58)                                           Counsel and Corporate Secretary --
                                                       1988-present, The Manufacturers
                                                       Life Insurance Company

     John D. Richardson        Chairman and Director   Senior Vice President and General
        (58)                                           Manager, U.S. Operations
                                                       1995-present, The Manufacturers
                                                       Life Insurance Company; Senior
                                                       Vice President and General
                                                       Manager, Canadian Operations
                                                       1992-1994, The Manufacturers Life
                                                       Insurance Company; Senior Vice
                                                       President, Financial Services
                                                       1992, The Manufacturers Life
                                                       Insurance Company; Executive Vice
                                                       Chairman and CFO -- 1989-1991,
                                                       Canada Trust

     John R. Ostler            Vice President, Chief   Financial Vice President -- 1992-
        (43)                   Actuary and Treasurer   present, The Manufacturers Life
                                                       Insurance Company; Vice President,
                                                       Insurance Products -- 1990-1992,
                                                       The Manufacturers Life Insurance
                                                       Company

     Douglas H. Myers*         Vice President,         Assistant Vice President and
        (42)                   Finance and Compliance  Controller, U.S. Operations --
                                                       1988-present, The Manufacturers
                                                       Life Insurance Company

* Douglas Myers is also a director and president of ManEquity, Inc.

                               Position With
                               Manufacturers Life
     Name                      of America              Principal Occupation
     ----                      ------------------      --------------------

     Hugh McHaffie             Vice President          Vice President & Product Actuary --
     (37)                                              June 1990-present, North American
                                                       Security Life


Legal fees were paid to the firm of Dykema Gossett during Manufacturers Life of America's last fiscal year. A director of Manufacturers Life of America is associated with that firm; however, legal fees so paid did not exceed 5% of Dykema Gossett's consolidated gross revenues during its last full fiscal year.

Executive Compensation

All of the executive officers of Manufacturers Life of America also serve as officers of Manufacturers Life and receive no compensation directly from Manufacturers Life of America. Allocations have been made as to such officers' time devoted to duties as executive officers of Manufacturers Life of America and its subsidiaries. The aggregate allocated cash compensation of the president of Manufacturers Life of America for services rendered in all capacities to Manufacturers Life of America and its subsidiaries during 1995 was $22,173. This consisted of salary ($16,176), profit-sharing ($4,056), flexible spending benefits ($1,941) and incentive plans (not eligible). No executive officer had allocated cash compensation in excess of $100,000. These figures include salary, applicable profit-sharing and incentive plans and flexible spending benefits.

In addition to cash compensation, all officers are entitled to a standard benefit package including medical, health and pension. There are no other benefit packages which currently enhance overall compensation by more than 10%.

Directors of Manufacturers Life of America who are also officers or employees of Manufacturers Life or its affiliates receive no compensation in addition to their compensation as officers or employees of Manufacturers Life or its affiliates. Directors who are not also officers or employees will receive compensation as set by the Board. No shares of Manufacturers Life of America are owned by any executive officer or director.

Executive officers participate in certain plans sponsored by Manufacturers Life. A short-term profit sharing plan is in place for all employees of Manufacturers Life and its subsidiaries at "director" level and above. Pay-outs under the short-term profit sharing plan are based on a percentage of salary and the employee's level in the organization. Manufacturers Life also maintains a Long Term Incentive Plan for officers of Manufacturers Life who have attained the title of Vice President. Benefits are directly linked to long-term growth as measured by changes in Manufacturers Life's surplus.

Manufacturers' Life Insurance Company maintains a defined benefit pension plan for the benefit of all Canadian Staff which vests at two years of service. Benefit pay-out is a function of years of service and salary including all contractual incentive compensation.

Pay-outs under this program are regulated by the various provincial benefit acts and Section 248 of the Income Tax Act (Canada).

The maximum yearly pension benefit as permitted by Section 248 of the Income Tax Act (Canada) is $1,266 per year of service. There are no years of service restrictions limiting overall pay-outs under this section. The maximum yearly benefit is currently earned at a salary of $72,127. The yearly allowable benefit will be indexed commencing 1999 based on increases in average industrial wages.

All executive officers of Manufacturers Life of America currently accrue maximum yearly benefits under this plan.

In addition there is a supplemental pension arrangement available to officers of Manufacturers Life who have attained the title of Vice President. This is an unfunded, non-qualified arrangement intended to provide additional pension income consistent with the executive's pre-retirement income.

Combined pension benefits at age 65 under these arrangements is as follows:

                            Years of Service
                            ----------------
Remuneration*     15        20        25        30       35
-------------     --        --        --        --       --
$125,000        24,931    33,241    41,551    49,861    58,171
 150,000        30,445    40,594    50,742    60,890    71,039
 200,000        41,475    55,300    69,124    82,949    96,774
 250,000        52,504    70,005    87,507   105,008   122,509
 300,000        63,533    84,711   105,889   127,067   148,245
 400,000        85,592   114,123   142,654   171,185   199,715
 500,000       107,651   143,535   179,419   215,302   251,186

* Remuneration table is based on a 100% time allocation to Manufacturers Life of America.

Normal retirement age is 65. Pay-out is annuity based with either single life with a ten year guarantee or joint life with a five year guarantee.

Donald Guloien, President and Chief Operating Officer, has 14 years and 9 months of credited service.

Legal Proceedings

There are no pending legal proceedings affecting Separate Account Two or Manufacturers Life of America.

State Regulations

Manufacturers Life of America is subject to regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policy has been filed with insurance officials and meets all standards set by law in each jurisdiction where it is sold.

Manufacturers Life of America is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

Other Matters

Special Provisions For Group Or
Sponsored Arrangements

Where permitted by state insurance laws, Policies may be purchased under group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases Policies covering a group of individuals on a group basis. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

Charges and deductions described above (see Description of the Policies--"Policy Charges") may be reduced for Policies issued in connection with group or sponsored arrangements. Such arrangements may also include sales without withdrawal charges and certain other charges to employees, officers, directors, agents, immediate family members of the foregoing and employees of agents of Manufacturers Life and its subsidiaries. Manufacturers Life of America will reduce the charges and deductions in accordance with its rules in effect as of the date an application for a Policy is approved. To qualify for such a reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size of the group, expected number of participants and anticipated premium payments from the group. Generally, the sales contacts and effort, administrative costs and mortality risks and expense risks costs per Policy vary based on such factors as the size of the group or sponsored arrangements, the purposes for which Policies are purchased and certain characteristics of its members.

The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative, mortality and expense risks costs resulting from sales to qualifying groups and sponsored arrangements.

Manufacturers Life of America may modify from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policyowners and all other owners of the Policies.

Sale of the Policies

ManEquity, Inc., an indirect wholly-owned subsidiary of Manufacturers Life, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manufacturers Life of America.

ManEquity, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The Policies will be sold by registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized by state insurance departments to do so.

For the years ended December 31, 1993, December 31, 1994 and December 31, 1995, ManEquity, Inc. received $2,053,988, $2,389,494, and $3,355,185 respectively, as compensation for sales of other variable annuity policies issued by Separate Account Two by its registered representatives. Of these amounts $1,898,178, $2,283,353, and $3,262,711 respectively, were remitted to Manufacturers Life to reimburse it for commissions paid to such registered representatives. The total of all compensation received by ManEquity, Inc. for sales of variable products, including products issued by Separate Account Two, for the year ended December 31, 1995 was $15,817,793.

Agents will receive commissions on purchase payments not to exceed 4% thereof and, each year beginning with the seventh Policy Anniversary, 0.50% of the Policy Value at the respective Policy Anniversary. Under certain circumstances agents may be eligible for a bonus payment of not exceeding 1% of purchase payments. In addition, agents who meet certain productivity and persistency standards will be eligible for additional compensation.

Voting Rights



As stated above, all of the assets held in the Variable Accounts will be invested in shares of a particular Portfolio of NASL Series Trust.
Manufacturers Life of America is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manufacturers Life of America will vote shares held in the Variable Accounts in accordance with instructions received from Policyowners having an interest in such Accounts. Shares held in each Variable Account for which no timely instructions from Policyowners are received, including shares not attributable to Policies, will be voted by Manufacturers Life of America in the same proportion as those shares in that Variable Account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manufacturers Life of America to vote shares held in the Variable Accounts in its own right, it may elect to do so.


The number of shares in each Variable Account for which instructions may be given by a Policyowner is determined by dividing the portion of that Policy's Variable Policy Value derived from participation in that Variable Account, if any, by the value of one share of the corresponding Fund. The number will be determined as of a date chosen by Manufacturers Life of America, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

Further Information

A registration statement under the Securities Act of 1933 has been filed with the S.E.C. relating to the offering described in the prospectus. The prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the S.E.C.'s principal office in Washington, D.C. upon payment of the prescribed fee.

For further information you may also contact Manufacturers Life of America's Service Office, the address and telephone number of which are on the first page of this prospectus.

Legal Matters

The legal validity of the Policies has been passed on by Stephen C. Nesbitt, Esq., former Secretary and General Counsel of Manufacturers Life of America. Jones & Blouch L.L.P., Washington, D.C. has passed on certain matters relating to the federal securities laws.

Experts


The financial statements of The Manufacturers Life Insurance Company of America and of The Manufacturers Life Insurance Company of America Separate Account Two appearing in this prospectus for the period ended December 31, 1995 have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon also appearing elsewhere herein. Such financial statements have been included herein in reliance upon such reports given upon the authority of such firm as experts in auditing and accounting.


Performance and Other Comparative Information

From time to time, in advertisements or in reports to Policyowners, Manufacturers Life of America may quote various independent quotation services for the purpose of comparing Manufacturers Life of America's Policies' performance and other rankings with other companies' variable annuity policies and for the purpose of comparing any of the Portfolios of NASL Series Trust with other mutual funds with similar investment objectives. Performance rankings are not to be considered indicative of the future performance of the Portfolios.
The quotation services which are currently followed by Manufacturers Life of America include Lipper Analytical Services, Inc.("Lipper"), Morningstar, Inc., Variable Annuity Research and Data Service, and Money Magazine; however, other nationally recognized rating services may be quoted in the future. The performance of certain indices may also be quoted in advertisements or in reports to Policyowners. These indices include Standard & Poor's 500 Index, National Association of Real Estate A11 REIT's Index, Salomon Brothers (broad corporate index), Dow Jones Industrial Average, Donoghue Prime Money Fund Index, 3 month Treasury Bills, the National Association of Securities Dealers Automated Quotation System, the Financial Times Actuaries World Index, and the following Lipper Indices: Money-Market Funds, Corporate Bond Funds, Balanced Funds, Growth Funds, Small-Company Growth Funds, Real Estate Funds, International Funds and Pacific Region Funds. These comparisons may include graphs, charts, tables or examples.

Advertising Performance of Variable Accounts

Manufacturers Life of America may publish advertisements or distribute sales literature that contain performance data relating to the sub-accounts of Separate Account Two. Performance data will include average annual return quotations for one year, five year (when applicable) and ten year (when applicable) periods ending the last day of the month. Quotations for the period since inception of the Portfolio underlying a sub-account will replace such periods for a Portfolio that has not been in existence for a full five year or ten year period. In the case of a new Portfolio that is less than one year old, the one year figure would be replaced by an aggregate for the period since inception. Average annual total returns may also be advertised for three year periods and one year periods as of the last day of any month.


Average annual total return is the average annual compounded rate of return that equates a purchase payment to the market value of that purchase payment on the last day of the period for which the return is calculated. Aggregate total return, which will also be advertised from time to time, is the percentage change that equates a purchase payment to the market value of that purchase payment on the last day of the period. For the purpose of the calculations it is assumed that an initial payment of $1000 is made on the first day of the period for which the total return is calculated. All recurring charges are reflected in the calculations. Asset charges are reflected in changes in unit values. For purposes of the calculations, the annual administration charge is estimated by dividing the total administration charges collected during a given year by the average total assets attributable to the Policies during that year (including amounts allocated to both Separate Account Two and the Guaranteed Interest Account), multiplying that percentage by the average of the beginning and ending values of the hypothetical investment and subtracting the result from the year end account value. The contingent deferred sales charge that would be applicable to withdrawals at the end of periods for which the total return is measured are assumed to be deducted at the end of the period.

The Policies have been offered to the public only since May 4, 1994. However, total return data may be advertised for as long a period of time as the underlying separate account has been active. The results for any period prior to the policies being offered would be calculated as if the policies had been offered during that period, deducting all recurring charges, including the annual record-keeping charge of $30 per policy, the daily mortality and expense and administration charges and the additional mortality and expense charge of
 .449928% annually (deducted monthly at a rate of .037494%). The average Policy Value for any period prior to the first full year in which the Policies are offered is determined assuming an initial deposit of $40,000 per Policy.

Total returns if surrendered for the period ending December 31, 1995 were as follows:


                                  AVG.        AVG.          AVG.             AVG.           AVG. ANNUAL  AGGREGATE
                                  ANNUAL      ANNUAL        ANNUAL           ANNUAL         OTAL         TOTAL
                                  TOTAL       TOTAL         TOTAL            TOTAL          RETURN       RETURN
                                  RETURN      RETURN        RETURN           RETURN         SINCE        SINCE
                                  ONE YEAR    THREE YEARS   FIVE YEARS**     TEN YEARS**    INCEPTION*   INCEPTION*
                                  --------    -----------   ------------     ------------   ----------   ----------

Emerging Growth
Balanced
Capital Growth Bond
Common Stock
Real Estate Securities
Money Market
International Stock
Pacific Rim Emerging Markets




 * June 26, 1984 for the Capital Growth Bond Trust; June 18, 1985 for the Money Market Trust; May 1, 1987 for the Common Stock and Real Estate Securities Trusts; October 4, 1994 for the Pacific Rim Emerging Markets Trust; and December 31, 1996 for the Emerging Growth, Balanced and International Stock Trusts.

** Policies have only been offered since May 4, 1994. Performance data for earlier periods are hypothetical figures based on the performance of the Portfolio in which policy assets may be invested.


Total returns if not surrendered are as follows:

                                  AVG.            AVG.             AVG.           AVG.           AVG. ANNUAL    AGGREGATE
                                  ANNUAL          ANNUAL           ANNUAL         ANNUAL         TOTAL          TOTAL
                                  TOTAL           TOTAL            TOTAL          TOTAL          RETURN         RETURN
                                  RETURN          RETURN           RETURN         RETURN         SINCE          SINCE
                                  ONE YEAR        THREE YEARS      FIVE YEARS**   TEN YEARS**    INCEPTION*     INCEPTION*
                                  --------        -----------      ------------   -----------    ----------     ----------

Emerging Growth
Balanced
Capital Growth Bond
Common Stock
Real Estate Securities
Money Market
International Stock
Pacific Rim Emerging Markets




 * June 26, 1984 for the Capital Growth Bond Trust; June 18, 1985 for the Money Market Trust; May 1, 1987 for the Common Stock and Real Estate Securities Trusts; October 4, 1994 for the Pacific Rim Emerging Markets Trust; and December 31, 1996 for the Emerging Growth, Balanced and International Stock Trusts.

** Policies have only been offered since May 4, 1994. Performance data for earlier periods are hypothetical figures based on the performance of the Portfolio in which policy assets may be invested.

Aggregate total returns if surrendered as of the end of each year since inception are as follows:



                              1995      1994      1993     1992      1991      1990        1989     1988
                              ----      ----      ----     ----      ----      ----        ----     ----
Emerging Growth
Balanced
Capital Growth Bond
Common Stock
Real Estate Securities
Money Market
International Stock
Pacific Rim Emerging Markets




                              1987       1986      1985      1984
                              ----       ----      ----      ----
Emerging Growth
Balanced
Capital Growth Bond
Common Stock
Real Estate Securities
Money Market
International Stock
Pacific Rim Emerging Markets



Aggregate total returns as of the end of each year since inception, if not surrendered are as follows:



                                1995     1994     1993    1992     1991    1990      1989     1988
                                ----     ----     ----    ----     ----    ----      ----     ----
Emerging Growth
Balanced
Capital Growth Bond
Common Stock
Real Estate Securities
Money Market
International Stock
Pacific Rim Emerging Markets




                                 1987       1986     1985      1984
                                 ----       ----     ----      ----
Emerging Growth
Balanced
Capital Growth Bond
Common Stock
Real Estate Securities
Money Market
International Stock
Pacific Rim Emerging Markets




All of the above performance data are based on the actual historical performance of the Portfolios for specified periods, and the figures are not intended to indicate future performance.

THE FOLLOWING FINANCIAL STATEMENTS OF SEPARATE ACCOUNT TWO OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA AND THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA FOR THE PERIOD ENDED SEPTEMBER 30, 1996 ARE UNAUDITED.

                            TO BE FILED BY AMENDMENT

                              FINANCIAL STATEMENTS

The financial statements of Manufacturers Life of America included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of Manufacturers Life of America to meet its obligations under the Policies.

                         Report of Independent Auditors


To the Board of Directors
The Manufacturers Life Insurance
     Company of America

We have audited the accompanying statement of assets and liabilities of Separate Account Two of The Manufacturers Life Insurance Company of America (comprising, respectively, Emerging Growth Equity Sub-Account, Common Stock Sub-Account, Real Estate Securities Sub-Account, Balanced Assets Sub-Account, Capital Growth Bond Sub-Account, Money Market Sub-Account, International Sub-Account and Pacific Rim Emerging Markets Sub-Account) as of December 31, 1995 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the periods presented herein. These financial statements are the responsibility of The Manufacturers Life Insurance Company of America's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Separate Account Two of The Manufacturers Life Insurance Company of America at December 31, 1995, and the results of its operations for the year then ended and the changes in its net assets for each of the periods presented herein, in conformity with generally accepted accounting principles.



Philadelphia, Pennsylvania                             ERNST & YOUNG LLP
February 2, 1996

                            Separate Account Two of
              The Manufacturers Life Insurance Company of America

                      Statement of Assets and Liabilities

                               December 31, 1995


                                                      EMERGING             COMMON           REAL ESTATE
                                                    GROWTH EQUITY           STOCK           SECURITIES
                                                     SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                                                    -------------        -----------        -----------
 ASSETS
 Investment in Manulife Series
 Fund, Inc.--at market value:
     Emerging Growth Equity Fund,
         3,253,525 shares (cost $63,821,544)        $ 75,184,182
     Common Stock Fund,
         1,455,513 shares (cost $21,291,543)                             $ 25,135,478
     Real Estate Securities Fund,
         1,920,277 shares (cost $27,596,075)                                                $ 29,002,463
     Balanced Assets Fund,
         2,796,100 shares (cost $42,199,124)
     Capital Growth Bond Fund,
         1,330,622 shares (cost $14,917,846)
     Money Market Fund,
         1,703,408 shares (cost $18,029,071)
     International Fund,
         356,021 shares (cost $3,579,877)
     Pacific Rim Emerging Markets Fund,
         261,205 shares (cost $2,552,133)
                                                    ------------         ------------       ------------
                                                      75,184,182           25,135,478         29,002,463

 Receivable for policy-related transactions               25,534               15,359             31,606
                                                    ------------         ------------       ------------
 Net assets                                         $ 75,209,716         $ 25,150,837       $ 29,034,069
                                                    ============         ============       ============
 Units outstanding                                     1,670,956              977,871          1,149,409
                                                    ============         ============       ============
 Net asset value per unit                                 $45.01               $25.72             $25.26
                                                    ============         ============       ============

See accompanying notes.

                                                                                                         PACIFIC RIM
                                                BALANCED       CAPITAL                                    EMERGING
                                                 ASSETS      GROWTH BOND   MONEY MARKET   INTERNATIONAL    MARKETS
                                               SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT     TOTAL
                                               -----------   -----------   ------------   -------------   -----------  ------------
ASSETS
Investment in Manulife Series
Fund, Inc.--at market value:
  Emerging Growth Equity Fund,
      3,253,525 shares (cost $63,821,544)                                                                               $75,184,182
  Common Stock Fund,
      1,455,513 shares (cost $21,291,543)                                                                                25,135,478
  Real Estate Securities Fund,
      1,920,277 shares (cost $27,596,075)                                                                                29,002,463
  Balanced Assets Fund,
      2,796,100 shares (cost $42,199,124)      $47,961,811                                                               47,961,811
  Capital Growth Bond Fund,
      1,330,622 shares (cost $14,917,846)                    $15,031,374                                                 15,031,374
  Money Market Fund,
      1,703,408 shares (cost $18,029,071)                                   $18,464,059                                  18,464,059
  International Fund,
      356,021 shares (cost $3,579,877)                                                    $3,798,197                      3,798,197
  Pacific Rim Emerging Markets Fund,
      261,205 shares (cost $2,552,133)                                                                   $2,704,903       2,704,903
                                               -----------   -----------    -----------   ----------     ----------    ------------
                                                47,961,811    15,031,374     18,464,059    3,798,197      2,704,903     217,282,467

Receivable for policy-related transactions          13,017        27,345         88,003        1,450          6,438         208,752
                                               -----------   -----------    -----------   ----------     ----------    ------------
Net assets                                     $47,974,828   $15,058,719    $18,552,062   $3,799,647     $2,711,341    $217,491,219
                                               ===========   ===========    ===========   ==========     ==========    ============
Units outstanding                                2,189,632       789,655      1,290,129      354,776        261,208
                                               ===========   ===========    ===========   ==========     ==========    ============
Net asset value per unit                            $21.91        $19.07         $14.38       $10.71         $10.38
                                               ===========   ===========    ===========   ==========     ==========    ============

                            Separate Account Two of
              The Manufacturers Life Insurance Company of America

                            Statement of Operations

                          Year ended December 31, 1995


                                                          EMERGING           COMMON            REAL ESTATE
                                                        GROWTH EQUITY        STOCK             SECURITIES
                                                         SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT
                                                        -------------      -----------         -----------
Investment income:
  Dividend income                                         $1,809,461          $    -           $483,929
Expenses:
  Mortality and expense risks charge                         630,475         199,735            270,300
                                                        ------------      ----------          ---------
Net investment income (loss)                               1,178,986        (199,735)           213,629
                                                        ------------      ----------          ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) from security transactions:
    Proceeds from sales                                    8,790,460       1,833,948          5,825,223
    Cost of securities sold                                7,106,591       1,582,299          5,602,096
                                                        ------------      ----------          ---------
    Net realized gain (loss)                               1,683,869         251,649            223,127
                                                        ------------      ----------          ---------
Unrealized (depreciation) appreciation
  of investments:
    Beginning of year                                       (546,353)     (1,126,818)        (1,736,824)
    End of year                                           11,362,638       3,843,935          1,406,388
                                                        ------------      ----------          ---------
Net unrealized appreciation
  during the year                                         11,908,991       4,970,753          3,143,212
                                                        ------------      ----------          ---------
Net realized and unrealized gain on
  investments                                             13,592,860       5,222,402          3,366,339
                                                        ------------      ----------          ---------
Net  increase in net assets derived
  from operations                                        $14,771,846      $5,022,667         $3,579,968
                                                         ===========      ==========         ==========


See accompanying notes.

                                                                                                          PACIFIC RIM
                                                    BALANCED      CAPITAL                                  EMERGING
                                                     ASSETS     GROWTH BOND  MONEY MARKET  INTERNATIONAL    MARKETS
                                                   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    TOTAL
                                                   -----------  -----------  ------------  -------------  ----------- -----------
Investment income:
  Dividend income                                       $57,666   $1,046,495         $ 668      $89,871     $32,371    $3,520,461

Expenses:
  Mortality and expense risks charge                    411,536      127,065       155,913       25,067      16,867     1,836,958
                                                     ----------   ----------      --------     --------    --------   -----------
Net investment income (loss)                           (353,870)     919,430      (155,245)      64,804      15,504     1,683,503
                                                     ----------   ----------      --------     --------    --------   -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) from security transactions:
    Proceeds from sales                               4,206,198    2,183,478    13,837,707      270,103     731,924    37,679,041
    Cost of securities sold                           3,972,255    2,260,461    13,514,965      264,304     708,114    35,011,085
                                                     ----------   ----------      --------     --------    --------   -----------
    Net realized gain (loss)                            233,943      (76,983)      322,742        5,799      23,810     2,667,956
                                                     ----------   ----------      --------     --------    --------   -----------
Unrealized (depreciation) appreciation
  of investments:
    Beginning of year                                (3,067,645)  (1,230,071)      (96,137)      (5,646)    (14,100)   (7,823,594)
    End of year                                       5,762,687      113,528       434,988      218,320     152,770    23,295,254
                                                     ----------   ----------      --------     --------    --------   -----------
Net unrealized appreciation
  during the year                                     8,830,332    1,343,599       531,125      223,966     166,870    31,118,848
                                                     ----------   ----------      --------     --------    --------   -----------
Net realized and unrealized gain on
  investments                                         9,064,275    1,266,616       853,867      229,765     190,680    33,786,804
                                                     ----------   ----------      --------     --------    --------   -----------
Net  increase in net assets derived
  from operations                                    $8,710,405   $2,186,046      $698,622     $294,569    $206,184   $35,470,307
                                                     ==========   ==========      ========     ========    ========   ===========

                            Separate Account Two of
              The Manufacturers Life Insurance Company of America

                      Statements of Changes in Net Assets

                     Years ended December 31, 1995 and 1994


                                     EMERGING GROWTH                COMMON STOCK              REAL ESTATE SECURITIES
                                    EQUITY SUB-ACCOUNT               SUB-ACCOUNT                   SUB-ACCOUNT
                                    ------------------              ------------              ----------------------
                                YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                DEC. 31/95     DEC. 31/94      DEC. 31/95     DEC. 31/94     DEC. 31/95     DEC. 31/94
                                ----------     ----------      ----------     ----------     ----------     ----------
FROM OPERATIONS
Net investment income (loss)     $1,178,986      $(235,238)      $(199,735)      $661,874       $213,629       $383,354
Net realized gain (loss)          1,683,869        281,851         251,649        114,996        223,127        166,653
Unrealized appreciation
  (depreciation) of
  investments
  during the year                11,908,991     (2,010,919)      4,970,753     (1,522,706)     3,143,212     (1,864,424)
                                -----------    -----------     -----------    -----------    -----------    -----------
Increase (decrease) in net
  assets
  derived from operations        14,771,846     (1,964,306)      5,022,667       (745,836)     3,579,968     (1,314,417)
                                -----------    -----------     -----------    -----------    -----------    -----------

FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
  Transfer of net premiums        9,075,130     20,192,208       3,138,683      6,307,192      2,395,793     11,495,742
  Transfer on death                 (40,037)       (34,481)         (7,409)        (9,742)       (17,513)       (32,754)
  Transfer on terminations       (3,053,099)    (1,175,021)       (681,944)      (211,937)    (1,232,704)      (365,263)
  Transfer of maturity               83,583        (85,686)         67,266        (88,804)         4,515        (51,701)
  Net interfund transfers         2,606,912      2,047,524       1,459,853        619,575     (2,418,292)       616,085
                                -----------    -----------     -----------    -----------    -----------    -----------
                                  8,672,489     20,944,544       3,976,449      6,616,284     (1,268,201)    11,662,109
                                -----------    -----------     -----------    -----------    -----------    -----------
Net increase in net
  assets                         23,444,335     18,980,238       8,999,116      5,870,448      2,311,767     10,347,692


NET ASSETS
Beginning of year                51,765,381     32,785,143      16,151,721     10,281,273     26,722,302     16,374,610
                                -----------    -----------     -----------    -----------    -----------    -----------
End of year                     $75,209,716    $51,765,381     $25,150,837    $16,151,721    $29,034,069    $26,722,302
                                ===========    ===========     ===========    ===========    ===========    ===========

See accompanying notes.

                                     BALANCED ASSETS                CAPITAL GROWTH                MONEY MARKET
                                       SUB-ACCOUNT                 BOND SUB-ACCOUNT               SUB-ACCOUNT
                                     ---------------               ----------------               ------------
                                YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                DEC. 31/95     DEC. 31/94      DEC. 31/95     DEC. 31/94     DEC. 31/95     DEC. 31/94
                                ----------     ----------      ----------     ----------     ----------     ----------
FROM OPERATIONS
Net investment income (loss)      $(353,870)    $1,558,050       $919,430        $610,867      $(155,245)      $290,192
Net realized gain (loss)            233,943        126,212        (76,983)       (126,465)       322,742         33,679
Unrealized appreciation
  (depreciation) of
  investments
  during the year                 8,830,332     (3,343,719)     1,343,599      (1,003,242)       531,125        (76,402)
                                -----------    -----------     -----------    -----------    -----------    -----------
Increase (decrease) in net
  assets
  derived from operations         8,710,405     (1,659,457)     2,186,046        (518,840)       698,622        247,469
                                -----------    -----------     -----------    -----------    -----------    -----------

FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
  Transfer of net premiums        5,071,298     14,684,868      2,368,800       4,091,955     10,039,733      9,297,572
  Transfer on death                 (84,545)       (51,630)       (12,196)         (2,484)       (27,370)            --
  Transfer on terminations       (1,647,362)      (715,314)      (719,239)       (530,903)    (2,420,434)      (504,302)
  Transfer of maturity               12,834        (59,741)         25,737        (49,450)       (38,588)        (2,334)
  Net interfund transfers           377,983       (860,845)        438,281       (686,906)    (2,334,352)      (801,647)
                                -----------    -----------     -----------    -----------    -----------    -----------
                                  3,730,208     12,997,338       2,101,383      2,822,212      5,218,989      7,989,289
                                -----------    -----------     -----------    -----------    -----------    -----------

Net increase in net
  assets                         12,440,613     11,337,881       4,287,429      2,303,372      5,917,611      8,236,758

NET ASSETS
Beginning of year                35,534,215     24,196,334      10,771,290      8,467,918     12,634,451      4,397,693
                                -----------    -----------     -----------    -----------    -----------    -----------
End of year                     $47,974,828    $35,534,215     $15,058,719    $10,771,290    $18,552,062    $12,634,451
                                ===========    ===========     ===========    ===========    ===========    ===========

                            Separate Account Two of
              The Manufacturers Life Insurance Company of America

                Statements of Changes in Net Assets (continued)

                     Years ended December 31, 1995 and 1994


                                                                         PACIFIC RIM
                                            INTERNATIONAL              EMERGING MARKETS
                                             SUB-ACCOUNT                 SUB-ACCOUNT                    TOTAL
                                            -------------              ----------------                 -----
                                      YEAR ENDED  *PERIOD ENDED   YEAR ENDED   *PERIOD ENDED    YEAR ENDED    YEAR ENDED
                                      DEC. 31/95   DEC. 31/94     DEC. 31/95     DEC. 31/94     DEC. 31/95    DEC. 31/94
                                       ---------  -------------   ----------   -------------    ----------    ----------
FROM OPERATIONS
Net investment income (loss)           $64,804         $1,326        $15,504         $1,553      $1,683,503      $3,271,978
Net realized  gain (loss)                5,799            (89)        23,810           (873)      2,667,956         595,964
Unrealized appreciation
  (depreciation) of investments
  during the year                      223,966         (5,646)       166,870        (14,100)     31,118,848      (9,841,158)
                                    ----------       --------     ----------       --------    ------------    ------------
Increase (decrease) in net assets
  derived from operations              294,569         (4,409)       206,184        (13,420)     35,470,307      (5,973,216)
                                    ----------       --------     ----------       --------    ------------    ------------

FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
  Transfer of net premiums           1,231,995        266,607        988,086        162,380      34,309,518      66,498,524
  Transfer on death                         --             --             --             --        (189,070)       (131,091)
  Transfer on terminations             (61,097)           (69)       (45,863)           (40)     (9,861,742)     (3,502,849)
  Transfer of maturity                      --             --             --             --         155,347        (337,716)
Net interfund transfers              1,467,355        604,696       929,903,        484,111       2,527,643       2,022,593
                                    ----------       --------     ----------       --------    ------------    ------------
                                     2,638,253        871,234      1,872,126        646,451      26,941,696      64,549,461
                                    ----------       --------     ----------       --------    ------------    ------------

Net increase in net
  assets                             2,932,822        866,825      2,078,310        633,031      62,412,003      58,576,245

NET ASSETS
Beginning of year                      866,825             --        633,031             --     155,079,216      96,502,971
                                    ----------       --------     ----------       --------    ------------    ------------
End of year                         $3,799,647       $866,825     $2,711,341       $633,031    $217,491,219    $155,079,216
                                    ==========       ========     ==========       ========    ============    ============


* Reflects the period from commencement of operations October 4, 1994 through December 31, 1994.

                            Separate Account Two of
              The Manufacturers Life Insurance Company of America

                         Notes to Financial Statements

                               December 31, 1995


1. ORGANIZATION

Separate Account Two of The Manufacturers Life Insurance Company of America (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended. The Separate Account is currently comprised of eight investment sub-accounts, one for each series of shares of Manulife Series Fund, Inc., available for allocation of net premiums under variable annuity policies (the "Policies") issued by The Manufacturers Life Insurance Company of America ("Manufacturers Life of America").

The Separate Account was established by Manufacturers Life of America, a wholly-owned subsidiary of Manulife Reinsurance Corporation (U.S.A.)
("MRC"), as a separate investment account on November 3, 1987. MRC is a life insurance holding company organized in 1983 under Michigan law and a wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife Financial"), a mutual life insurance company based in Toronto, Canada.

The assets of the Separate Account are the property of Manufacturers Life of America. The portion of the Separate Account's assets applicable to the Policies will not be charged with liabilities arising out of any other business Manufacturers Life of America may conduct.


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of its financial statements:

a. Valuation of Investments - Investments are made among the eight Funds of Manulife Series Fund, Inc. and are valued at the reported net asset values of these Funds. Transactions are recorded on the trade date. Net investment income and net realized and unrealized gain (loss) on investments in Manulife Series Fund, Inc. are reinvested.

b. Realized gains and losses on the sale of investments are computed on the first-in, first-out basis.

c.   Dividend income is recorded on the ex-dividend date.

                            Separate Account Two of
              The Manufacturers Life Insurance Company of America

                   Notes to Financial Statements (continued)


2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

d. Federal Income Taxes - Manufacturers Life of America, the Separate Account's sponsor, is taxed as a "life insurance company" under the Internal Revenue Code. Under these provisions of the Code, the operations of the Separate Account form part of the sponsor's total operations and are not taxed separately.

     The current year's operations of the Separate Account are not expected to affect the sponsor's tax liabilities and, accordingly, no charges were made against the Separate Account for federal, state and local taxes. However, in the future, should the sponsor incur significant tax liabilities related to Separate Account operations, it intends to make a charge or establish a provision within the Separate Account for such taxes.


USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. MORTALITY AND EXPENSE RISKS CHARGE

Manufacturers Life of America deducts from the assets of the Separate Account a daily charge equivalent to an annual rate of 1.0% of the average net value of the Separate Account's assets for mortality and expense risks.

4. PURCHASES AND SALES OF MANULIFE SERIES FUND, INC. SHARES

Purchases and sales of the shares of common stock of Manulife Series Fund, Inc. for the year ended December 31, 1995 were $66,126,070 and $37,679,041, respectively and for the year ended December 31, 1994 were $83,423,197 and $15,243,525, respectively.

                            Separate Account Two of
              The Manufacturers Life Insurance Company of America

                   Notes to Financial Statements (continued)



5. RELATED PARTY TRANSACTIONS

ManEquity, Inc., a registered broker-dealer and indirect wholly-owned subsidiary of Manulife Financial, acts as the principal underwriter of the Policies pursuant to a Distribution Agreement with Manufacturers Life of America. Registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. Registered representatives are compensated on a commission basis.

Manufacturers Life of America has a formal service agreement with its affiliate, Manulife Financial, which can be terminated by either party upon two months' notice. Under this Agreement, Manufacturers Life of America pays for legal, actuarial, investment and certain other administrative services.

Report of Independent Auditors


The Board of Directors
The Manufacturers Life Insurance
    Company of America


We have audited the accompanying balance sheets of The Manufacturers Life Insurance Company of America as of December 31, 1995 and 1994, and the related statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of America at December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles and with reporting practices prescribed or permitted by the Insurance Department of the State of Michigan.



                                                       Ernst & Young LLP
Philadelphia, Pennsylvania                             ERNST & YOUNG LLP
February 22, 1996

              The Manufacturers Life Insurance Company of America

                                 Balance Sheets

                                                               DECEMBER 31
                                                           1995          1994
                                                      -----------------------------
ASSETS
Bonds, at amortized cost (market $66,046,733--
  1995 and $51,082,395--1994)                         $ 62,757,202     $ 52,149,080
Stocks                                                  22,584,259       25,629,580
Short-term investments                                          --       10,914,561
Policy loans                                             6,955,292        4,494,390
                                                      ------------     ------------
Total investments                                       92,296,753       93,187,611

Cash                                                     9,674,362        5,069,197
Life insurance premiums deferred and uncollected           504,818           13,646
Accrued investment income                                1,059,536          796,333
Separate account assets                                480,404,450      302,736,198
Funds receivable on reinsurance assumed                         --          880,284
Receivable for undelivered securities                      146,328           69,003
Taxes recoverable                                        3,308,316               --
Investment in subsidiary                                 1,080,184               --
Other assets                                               267,015          333,651
                                                      ------------     ------------
Total assets                                          $588,741,762     $403,085,923
                                                      ============     ============

LIABILITIES, CAPITAL AND SURPLUS
Aggregate policy reserves                              $26,683,090      $29,761,174
Other contract deposits                                  1,238,943        3,938,425
Interest maintenance and asset valuation reserves        4,742,400          111,566
Policy and contract claims                                 582,853           94,346
Provision for policyholder dividends payable             2,346,258        1,385,409
Amounts due to affiliates                                9,049,217        7,377,108
Payable for undelivered securities                          80,821        3,512,459
Accrued liabilities                                      7,315,315        4,773,565
Separate account liabilities                           480,404,450      302,736,198
                                                      ------------     ------------
Total liabilities                                      532,443,347      353,690,250

Capital and surplus:
  Common shares, par value $1.00; authorized,
    5,000,000 shares; issued and outstanding
    4,501,857 shares (4,501,855 shares in 1994)          4,501,857        4,501,855
  Preferred shares, par value $100; authorized
    5,000,000 shares; issued and outstanding
    105,000 shares                                      10,500,000       10,500,000
  Surplus note                                           8,500,000               --
  Capital paid in excess of par value                   63,500,180       49,849,998
  Deficit                                              (30,703,622)     (15,456,180)
                                                      ------------     ------------
Total capital and surplus                               56,298,415       49,395,673
                                                      ------------     ------------
Total liabilities, capital and surplus                $588,741,762     $403,085,923
                                                      ============     ============

See accompanying notes.

              The Manufacturers Life Insurance Company of America

                            Statements of Operations

                                                                    YEAR ENDED DECEMBER 31
                                                             1995             1994            1993
                                                        -----------------------------------------------
Revenues:
  Life and annuity premiums, principally
   reinsurance assumed                                  $  5,956,997      $ 25,385,628     $ 12,745,981
  Other life and annuity considerations                  153,859,957       168,075,003      113,332,974
  Investment income, net of investment
   expenses                                                5,840,560         3,588,629        3,323,962
  Amortization of interest maintenance reserve                23,975            19,527           32,866
  Commission and expense allowance
   on reinsurance ceded                                      147,109           187,694               --
  Foreign exchange (loss) gain                              (284,127)          114,728         (197,971)
  Other revenue                                              211,191            54,763           33,935
                                                        ------------      ------------     ------------
Total revenues                                           165,755,662       197,425,972      129,271,747

Benefits paid or provided:
  (Decrease) increase in aggregate policy reserves        (3,078,084)       16,741,569        5,168,484
  (Decrease) increase in liability for deposit funds      (2,699,482)          654,214        2,820,520
  Transfers to separate accounts, net                     99,807,392       136,896,150       98,601,141
  Death benefits                                           3,981,377           640,875          582,534
  Disability benefits                                        123,786                --               --
  Maturity benefits                                          207,719           580,615           79,253
  Surrender benefits                                      22,028,224         3,701,591        2,319,926
                                                        ------------      ------------     ------------
                                                         120,370,932       159,215,014      109,571,858

Insurance expenses:
  Management fee                                          22,864,000        21,222,310       12,378,288
  Commissions                                             21,411,198        23,416,110       14,742,130
  General expenses                                        15,475,621         8,260,467        5,108,104
  Commissions and expense allowances
   on reinsurance assumed                                  1,014,163           810,252          329,634
                                                        ------------      ------------     ------------
                                                          60,764,982        53,709,139       32,558,156
                                                        ------------      ------------     ------------

Loss before policyholders' dividends
  and federal income tax                                 (15,380,252)      (15,498,181)     (12,858,267)
Dividends to policyholders                                 2,367,002         1,149,719          837,454
                                                        ------------      ------------     ------------
Loss before federal income tax                           (17,747,254)      (16,647,900)     (13,695,721)
Federal income tax benefit                                (4,115,770)               --         (324,643)
                                                        ------------      ------------     ------------

Net loss from operations after policyholders'
  dividends and federal income tax                       (13,631,484)      (16,647,900)     (13,371,078)
Net realized capital gains (net of capital
  gains tax of $807,453 in 1995; $0 in 1994,
  and $236,415 in 1993, and $1,567,770 in
  1995, $(554,000) in 1994, and $347,292 in
  1993 transferred (from) to the interest
  maintenance reserve)                                       (73,343)       (3,012,485)          93,618
                                                        ------------      ------------     ------------
Net loss from operations                                $(13,704,827)     $(19,660,385)    $(13,277,460)
                                                        ============      ============     ============

See accompanying notes.

              The Manufacturers Life Insurance Company of America

                  Statements of Changes in Capital and Surplus


                                                               CAPITAL
                                                               PAID IN
                                                              EXCESS OF           SURPLUS
                                           CAPITAL            PAR VALUE          (DEFICIT)           TOTAL
                                          --------------------------------------------------------------------
Balance, December 31, 1992                $35,001,853        $4,000,000         $16,542,195        $55,544,048

Net loss from operations                                                        (13,277,460)       (13,277,460)
Issuance of preferred shares                        1         5,849,999                              5,850,000
Increase in asset valuation reserve                                                 (13,076)           (13,076)
Increase in nonadmitted assets                                                     (133,575)          (133,575)
Change in net unrealized capital
  losses                                                                         (1,592,242)        (1,592,242)
Change in liability for reinsurance
  in unauthorized companies                                                         (29,905)           (29,905)
Company's share of increase in
  separate account assets, net                                                    4,308,148          4,308,148
                                          -----------       -----------        ------------        -----------
Balance, December 31, 1993                 35,001,854         9,849,999           5,804,085         50,655,938


Net loss from operations                                                        (19,660,385)       (19,660,385)
Issuance of common stocks                           1        19,999,999                             20,000,000
Capital restructuring of preference
  shares                                  (20,000,000)       20,000,000                                     --
Increase in asset valuation reserve                                                 (55,286)           (55,286)
Increase in nonadmitted assets                                                   (1,021,357)        (1,021,357)
Change in net unrealized capital
  losses                                                                           (425,082)          (425,082)
Change in liability for reinsurance
  in unauthorized companies                                                         (98,155)           (98,155)
                                          -----------       -----------        ------------        -----------
Balance, December 31, 1994                 15,001,855        49,849,998         (15,456,180)        49,395,673


Net loss from operations                                                        (13,704,827)       (13,704,827)
Issuance of common shares                           2        12,569,998                             12,570,000
Issuance of surplus note                    8,500,000                                                8,500,000
Contribution of Manufacturers
  Adviser Corporation                                         1,080,184                              1,080,184
Increase in asset valuation reserve                                              (3,285,208)        (3,285,208)
Increase in nonadmitted assets                                                   (1,053,124)        (1,053,124)
Change in net unrealized capital
  losses                                                                          2,921,742          2,921,742
Change in liability for reinsurance
  in unauthorized companies                                                        (126,025)          (126,025)
                                          -----------       -----------        ------------        -----------
Balance, December 31, 1995                $23,501,857       $63,500,180        $(30,703,622)       $56,298,415
                                          ===========       ===========        ============        ===========

See accompanying notes.

              The Manufacturers Life Insurance Company of America

                            Statements of Cash Flows


                                                             YEAR ENDED DECEMBER 31
                                                    1995              1994              1993
                                               -------------------------------------------------
OPERATING ACTIVITIES
Premiums collected, net                        $159,337,079       $193,478,637      $126,075,035
Policy benefits paid, net                       (25,827,767)        (4,982,444)       (2,829,812)
Commissions and other expenses paid             (62,302,890)       (48,141,400)      (35,203,997)
Net investment income                             5,570,951          3,343,515         3,197,892
Other income and expenses                        (3,607,415)        (1,946,063)       (1,592,957)
Transfers to separate accounts, net             (98,031,353)      (136,950,482)      (98,220,292)

Net cash (used in) provided by                 ------------       ------------      ------------
  operating activities                          (24,861,395)         4,801,763        (8,574,131)

INVESTING ACTIVITIES
Sale, maturity, or repayment of investments      74,009,501         73,187,733        28,248,633
Purchase of investments                         (77,607,686)       (91,063,874)      (73,688,735)
                                               ------------       ------------      ------------
Net cash used in investing activities            (3,598,185)       (17,876,141)      (45,440,102)

FINANCING ACTIVITIES
Issuance of shares                               12,570,000         20,000,000         5,850,000
Contribution of Manufacturers Adviser
Corporation                                       1,080,184                 --                --
Issuance of surplus notes                         8,500,000                 --                --
Surplus withdrawn from separate account                  --                 --        48,701,076
                                               ------------       ------------      ------------
Net cash provided by financing activities        22,150,184         20,000,000        54,551,076
                                               ------------       ------------      ------------

Net (decrease) increase in cash and
  short-term investments                         (6,309,396)         6,925,622           536,843
Cash and short-term investments
  at beginning of year                           15,983,758          9,058,136         8,521,293
                                               ------------        -----------      ------------
Cash and short-term investments
  at end of year                               $  9,674,362        $15,983,758      $  9,058,136
                                               ============        ===========      ============

See accompanying notes.

              The Manufacturers Life Insurance Company of America

                         Notes to Financial Statements

                               December 31, 1995


1. ORGANIZATION

ORGANIZATION

The Manufacturers Life Insurance Company of America (Manufacturers Life of America or the Company) is a wholly-owned subsidiary of Manulife Reinsurance Corporation (U.S.A.) (the Parent), (formerly Manufacturers Life Insurance Company of Michigan), which is in turn a wholly-owned subsidiary of The Manufacturers Life Insurance Company (Manulife Financial), a Canadian-based mutual life insurance company (Notes 4 and 5).

The Company issues and sells variable universal life and variable annuity products in the United States. The Company also has a branch operation in Taiwan to develop and market traditional insurance for the Taiwanese market. At December 31, 1995 the Company had assets of $11,234,000 and liabilities of $5,696,000 in the Taiwan branch.

During 1995, the Company's parent contributed $12,570,000 of capital in return for 2 shares of the Company's common stock par value $1 with the remaining $12,569,998 being recorded as contributed surplus. During 1995, the Company's parent transferred 100% of the outstanding stock of Manufacturers Adviser Corporation to the Company which was recorded at book values as contributed surplus. During 1995, the Company's parent also contributed $8,500,000 in return for a 10-year surplus note bearing interest at 6.625%.

Subsequent to the year end, the Parent contributed $15,000,000 capital in return for 1 share of the Company's common stock par value $1 with the remaining $14,999,999 being recorded as contributed surplus.

During 1994, the Company's parent contributed $20,000,000 of capital in return for 1 share of the Company's common stock par value $1 with the remaining $19,999,999 being recorded as contributed surplus. During 1994, the Company restructured its capital by exchanging 230,000 shares of preferred stock with a par value of $23,000,000 for 3,000,000 shares of common stock par value $3,000,000 with the remaining $20,000,000 being recorded as contributed surplus.

The Parent contributed $5,850,000 in capital in return for 1 share of common stock during 1993.

              The Manufacturers Life Insurance Company of America

2. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements of Manufacturers Life of America have been prepared in accordance with accounting practices prescribed or permitted by the Insurance Department of Michigan, which are considered generally accepted accounting principles for mutual life insurance companies and their wholly-owned direct and indirect subsidiaries. Such practices differ in certain respects from generally accepted accounting principles followed by stock life insurance companies in determining financial position and results of operations. In general, the differences are: (1) commissions and other costs of acquiring and writing policies are charged to expense in the year incurred rather than being amortized over the related policy term; (2) certain non-admitted assets are excluded from the balance sheet; (3) deferred income taxes are not provided for timing differences in recording certain items for financial statement and tax purposes; (4) certain transactions are reflected directly to surplus rather than reflected in net income from operations (for example, certain transactions related to the separate accounts); and (5) debt securities are carried at amortized cost.

In April 1993, the Financial Accounting Standards Board issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises." The Interpretation as amended is effective for 1996 annual financial statements and thereafter, and will no longer allow statutory financial statements to be described as being prepared in conformity with generally accepted accounting principles (GAAP). Upon the effective date of the Interpretation, in order for financial statements to be described as being prepared in accordance with GAAP, life insurance companies will be required to adopt all applicable standards promulgated by the FASB in any general purpose financial statements such companies may issue. While GAAP standards have recently been developed for mutual life insurance companies, the Company has not yet completed the complex and extensive historical calculations and thus is unable to quantify the effects of the Interpretation on its financial statements.

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

All amounts presented are expressed in U.S. Dollars. Certain amounts from prior periods have been reclassified to conform with current-period presentation.

              The Manufacturers Life Insurance Company of America

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

STOCKS

Stocks are carried at market value.

BONDS

Bonds not backed by other loans are carried at amortized cost as computed using the interest method. Loan backed bonds and other structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are updated periodically and are accounted for using the prospective method. Gains and losses on sales of bonds are calculated on the specific identification method and recognized into income based on NAIC prescribed formulas. Short-term investments include investments with maturities of less than one year at the date of acquisition. Market values disclosed are based on NAIC quoted values.

POLICY LOANS

Policy loans are reported at unpaid principal balances which approximate fair value.

ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE

The Asset Valuation Reserve and Interest Maintenance Reserve were determined by NAIC prescribed formulas and are reported as liabilities rather than as valuation allowances or appropriations of surplus.

POLICY AND CONTRACT CLAIMS

Policy and contract claims are determined on an individual case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

              The Manufacturers Life Insurance Company of America

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity and variable life contracts. For the majority of these contracts the contractholder, rather than the Company, bears the investment risk. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements.

REVENUE RECOGNITION

Both premium and investment income are recorded when due.

INVESTMENT IN SUBSIDIARIES

The investment in Manufacturers Adviser Corporation ("MAC") is carried at net equity of MAC as computed under generally accepted accounting principles. Undistributed income and loss is treated as a component of unrealized gains and losses and applies directly to capital and surplus.

REINSURANCE

Reinsurance premiums and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and claims are reported net of reinsured amounts.

POLICY RESERVES

Certain policy reserves are calculated based on statutorily required interest and mortality assumptions.

              The Manufacturers Life Insurance Company of America

3. INVESTMENTS AND INVESTMENT INCOME

The amortized cost and market value of investments in fixed maturities (bonds) as of December 31, 1995 is summarized as follows:


                                                                            QUOTED OR
                                                GROSS         GROSS         ESTIMATED
                                 AMORTIZED    UNREALIZED    UNREALIZED       MARKET
NAME OF PERSON                     COST         GAINS         LOSSES          VALUE
--------------                   ---------    ----------    ----------      ---------
United States Government       $15,145,033      $681,032    $  (57,916)    $15,768,149
Foreign governments              6,071,376       157,635            --       6,229,011
Corporate                       31,046,219     2,508,780            --      33,554,999
Mortgage-backed securities:
U.S. Government agencies         9,522,771            --            --       9,522,771
Corporate                          971,803            --            --         971,803
                               -----------    ----------    ----------     -----------
                               $62,757,202    $3,347,447    $  (57,916)    $66,046,733
                               ===========    ==========    ==========     ===========

Proceeds from sales of investments in debt securities during 1995 were $67,506,660. Gross gains of $2,630,790 and gross losses of $218,778 were realized on those sales.

The amortized cost and market value of investments in fixed maturities (bonds) as of December 31, 1994 is summarized as follows:


                                                                            QUOTED OR
                                                GROSS         GROSS         ESTIMATED
                                 AMORTIZED    UNREALIZED    UNREALIZED       MARKET
NAME OF PERSON                     COST         GAINS         LOSSES          VALUE
--------------                   ---------    ----------    ----------      ---------
United States Government       $31,784,581    $ 243,971       $(441,592)   $31,586,960
Foreign governments              7,388,458           --        (294,385)     7,094,073
Corporate                        9,986,244        2,457        (577,136)     9,411,565
Mortgage-backed securities:
U.S. Government agencies         2,480,571           --              --      2,480,571
Corporate                          509,226           --              --        509,226
                               -----------    ---------     -----------    -----------
                               $52,149,080    $ 246,428     $(1,313,113)   $51,082,395
                               ===========    =========     ===========    ===========


Proceeds from sales of investments in debt securities during 1994 were $43,175,845. Gross gains of $167,738 and gross losses of $1,006,702 were realized on those sales.

              The Manufacturers Life Insurance Company of America

3. INVESTMENTS AND INVESTMENT INCOME (CONTINUED)

The amortized cost and market value of fixed maturities at December 31, 1995 by contractual maturities, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.


      YEARS TO MATURITY           AMORTIZED COST      MARKET VALUE
------------------------------    --------------      ------------
One year or less                      $564,857           $564,857
Greater than 1; up to 5 years        4,079,679          4,181,361
Greater than 5; up to 10 years      14,786,283         15,858,075
Due after 10 years                  32,831,809         34,947,866
Mortgage-backed securities          10,494,574         10,494,574
                                   -----------        -----------
                                   $62,757,202        $66,046,733
                                   ===========        ===========

At December 31, 1995, $6,617,749 of bonds at amortized cost were on deposit with government insurance departments to satisfy regulatory regulations.

Major categories of net investment income for each year were as follows:


                                               NET INVESTMENT INCOME
                                        1995          1994            1993
                                        ----          ----            ----
Gross investment income:
Dividends; Manulife Series Fund,
Inc. (Note 9)                          $645,908     $1,244,794     $1,440,392
Bond income                           4,430,236      1,712,294      1,422,064
Policy loans                            360,406        236,972        166,514
Short-term investments                  754,346        501,477        384,178
                                     ----------     ----------     ----------
                                      6,190,896      3,695,537      3,413,148

Investment expenses                    (350,336)      (106,908)       (89,186)
                                     ----------     ----------     ----------
Net investment income                $5,840,560     $3,588,629     $3,323,962
                                     ==========     ==========     ==========

              The Manufacturers Life Insurance Company of America

4. RELATED PARTY TRANSACTIONS

Manufacturers Life of America has a formal service agreement with Manulife Financial which can be terminated by either party upon two months' notice. Under the Agreement, Manufacturers Life of America will pay direct operating expenses incurred each year by Manulife Financial on behalf of Manufacturers Life of America. Services provided under the Agreement include legal, actuarial, investment, data processing and certain other administrative services. Costs incurred under this Agreement were $23,211,484 in 1995, $21,326,446 in 1994, and $12,467,474 in 1993. In addition, there were $5,052,062 agents' bonuses in 1995, $7,795,184 in 1994, and $5,363,558 in 1993 which were allocated to the Company and are included in commissions.

In addition, the Company has several reinsurance agreements with Manulife Financial which may be terminated upon the specified notice by either party. These agreements are summarized as follows:

(a) The Company assumes two blocks of insurance from Manulife Financial under coinsurance treaties. The Company's risk is limited to $100,000 of initial face amount per claim plus a pro-rata share of any increase in face amount.

(b) The Company cedes the risk in excess of $25,000 per life to Manulife Financial under the terms of an automatic reinsurance agreement.

(c) The Company cedes a substantial portion of its risk on its Flexible Premium Variable Life policies to Manulife Financial under the terms of a stop loss reinsurance agreement.

(d) Under the terms of an automatic coinsurance agreement, the Company cedes its risk on structured settlements to Manulife Financial.

              The Manufacturers Life Insurance Company of America

4. RELATED PARTY TRANSACTIONS (CONTINUED)

Selected amounts relating to the above treaties reflected in the financial statements are as follows:


                                 1995          1994           1993
                                 ----          ----           ----
Life and annuity premiums
  assumed                     $5,956,997    $25,385,628    $12,745,981
Other life and annuity
  considerations ceded          (598,330)      (437,650)      (201,685)
Commissions and expense
  allowances
  on reinsurance assumed      (1,014,163)      (810,252)      (329,634)
Policy reserves assumed       48,714,791     47,672,591     23,070,952
Policy reserves ceded          3,833,247      3,786,647      3,782,156

During 1993, the Company assumed the first $50,000 of initial face amount on two blocks of business. This resulted in transfers of $10,837,000 to establish the initial reserves. In 1994 the treaties were amended to assume the first $100,000 of initial face amount for the same blocks of business. This resulted in a transfer of $21,477,000 to establish the additional reserve. Commissions equal to 17% are charged for all renewed premiums related to these contracts.

During 1994, the Company terminated another treaty resulting in a premium to Manulife Financial to transfer the reserve of $799,874.

Manulife Financial provides a claims paying guarantee to all U.S. policyholders.

5. FEDERAL INCOME TAX

The Company joins the Parent, The Manufacturers Life Insurance Co. (U.S.A.) and Manufacturers Reinsurance Limited in filing a U.S. consolidated income tax return as a life insurance group under provisions of the Internal Revenue Code. In accordance with an income tax-sharing agreement dated December 29, 1983, the Company's income tax provision (or benefit) is computed as if the Company filed a separate income tax return. The Company receives no surtax exemption. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable to the Company, provided the consolidated group utilizes such benefits currently. Taxes recoverable in the financial statements represent tax-related amounts receivable from affiliates.

              The Manufacturers Life Insurance Company of America

5. FEDERAL INCOME TAX

The Company, Parent and The Manufacturers Life Insurance Co. (U.S.A.) have available consolidated net operating losses of approximately $51,400,000 which will expire in the year 2009 and capital loss carryforwards of approximately $102,800,000 which will expire in 1999. The losses of the Company, Parent and the Manufacturers Life Insurance Co. (U.S.A.) may be used to offset the ordinary and capital gain income of Manufacturers Reinsurance Limited.

6. STATUTORY RESTRICTIONS ON DIVIDENDS

The Company is subject to statutory limitations on the payment of dividends to its Parent. The Company cannot pay dividends during 1995 without the prior approval of insurance regulatory authorities.

7. REINSURANCE

The Company cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies. The Company remains obligated for amounts ceded in the event reinsurers do not meet their obligations.

Summary financial information related to these reinsurance activities is as follows:


                                    1995        1994        1993
                                    ----        ----        ----
Life insurance premiums ceded     $275,145    $218,767    $130,913

              The Manufacturers Life Insurance Company of America

8. RESERVES

Aggregate policy reserves for life policies including variable life, are based on statutory mortality tables and interest assumptions using either the net level or commissioners' reserve valuation method. The composition of the aggregate policy reserves at December 31, 1995 and 1994 is as follows:


                                 MORTALITY                  INTEREST
     AGGREGATE RESERVES            TABLE                    RATES
     ------------------            -----                    --------
    1995            1994
    ----            ----
$25,561,456     $28,553,885      1980 CSO                   4%
   (173,768)       (189,080)     Reinsurance ceded
  1,295,402       1,396,369      Miscellaneous
-----------     -----------
$26,683,090     $29,761,174
===========     ===========

At December 31, 1995 the Company's annuity reserves and deposit fund liabilities are comprised as follows:


                                                 AMOUNT      PERCENT
                                                 ------      -------
                                               (in 000's)
Subject to discretionary withdrawal:
  With market value adjustment                  $222,994      97.8%
  At book value less current surrender charge      1,239        .5%
Not subject to discretionary withdrawal            3,863       1.7%
                                                --------      -----
Total gross annuity actuarial reserves and
  deposit fund liabilities                      $228,096       100%
                                                ========      =====

9. INVESTMENT IN SEPARATE ACCOUNTS

During 1984, the Company initiated plans to market variable life insurance products through Separate Account One of The Manufacturers Life Insurance Company of America ("Separate Account One") using Manulife Series Fund, Inc. as its investment vehicle. Initial capitalization was $15,000,000. Through 1988, the Company provided an additional capitalization of $6,000,000.

              The Manufacturers Life Insurance Company of America

9. INVESTMENT IN SEPARATE ACCOUNTS (CONTINUED)

In December 1993, the Company transferred all of its shares, related to seed money, in Manulife Series Fund, Inc. out of Separate Account One to the General Account. At December 31, 1995, the $22,584,259 common stock represents the Company's seed money investment in Manulife Series Fund, Inc.

During 1995, 1994, and 1993, the following dividends were received from Manulife Series Fund, Inc.:


                              1995         1994           1993
                              ----         ----           ----
Separate Account One         $24,041       $38,732     $1,610,693
Separate Account Two       3,520,461     4,574,620      7,377,861
Separate Account Three     1,693,796     1,490,374        666,141
Separate Account Four      2,445,127     3,072,376      4,966,559
General Account              645,908     1,244,794      1,440,392

Dividends have been reinvested by the Company in Manulife Series Fund, Inc.

During 1993, the Company withdrew $8,000,000 of its seed money and accumulated earnings from Separate Account One and the Manulife Series Fund, Inc. and utilized these funds to pay down its intercompany debt.

During 1994, the Company withdrew $13,011,137 of its seed money and accumulated earnings from the Manulife Series Fund, Inc. and utilized these funds to pay down its intercompany debt.

During 1995, the Company withdrew $6,500,000 of its seed money and accumulated earnings from the Manulife Series Fund, Inc. and utilized these funds to pay down its intercompany debt.

                                   APPENDIX A

ANNUITY OPTIONS

     The Policyowner may elect one of the following annuity options described below. If no option is specified, annuity payments will be made as a life annuity with a ten year certain period. Treasury or Labor Department regulations may require a different annuity option if no option is specified and may preclude the availability of certain options in connection with Qualified Policies. There may also be state insurance law requirements that limit the availability of certain options. The amounts payable under each option will be no less than amounts determined on the basis of tables contained in each Policy. Such tables are based on the 1983 Individual Annuity Mortality Tables and an assumed interest rate of 3% per year.


OPTION 1:      ANNUITY CERTAIN -- payments in equal installments for a period of not less than five years and not more than twenty years.

OPTION 2(A):   LIFE ANNUITY WITHOUT REFUND -- payments in equal installments during the lifetime of an Annuitant. Upon the death of the Annuitant, payments will cease. Since there is no guarantee that any minimum number of payments will be made, the payee may receive only one payment if he or she dies before the date the second payment is due.

OPTION 2(B):   LIFE ANNUITY WITH CERTAIN PERIOD -- payments in equal
               installments during the lifetime of an Annuitant and if the Annuitant dies before installments have been paid for a designated period, either five, ten or twenty years, payments will continue for the remainder of the period selected.

OPTION 2(C):   LIFE ANNUITY WITH INSTALLMENT REFUND -- payments in equal
               installments during the lifetime of an Annuitant and if the Annuitant dies before the total installments paid equal the Policy Value applied to provide the annuity, payments will continue until the Policy Value has been paid.

OPTION 3(A):   JOINT AND SURVIVOR ANNUITY WITHOUT REFUND -- payments in equal installments during the lifetime of two Annuitants with payments continuing in full amount to the survivor upon death of either.
               Since there is no guarantee that any minimum number of payments will be made, the payees may receive only one payment if they both die before the date the second payment is due.

OPTION 3(B):  JOINT AND SURVIVOR ANNUITY WITH CERTAIN PERIOD -- payments in equal installments during the lifetime of two Annuitants and if both die before installments have been paid for a ten year period, payments will continue for the remainder of the period.


Under Options 2(b), 2(c) and 3(b), upon the death of the Annuitant or second to die of joint Annuitants, the beneficiary may elect to receive the commuted value of any remaining payments. Any such commutation will be at the interest rate used to determine the amount of the annuity payments plus 1/2%.

                                   APPENDIX B

                SAMPLE CALCULATIONS OF MARKET VALUE ADJUSTMENTS
                            AND WITHDRAWAL CHARGES 1


MVA FORMULA

The MVA factor is equal to:

                            (1+G) exp N
                            -----       -1
                            (1+C)

EXAMPLE ONE:  NEGATIVE MVA AND NO WITHDRAWAL CHARGE

Assume the following:

Type of Account:                         Fixed
Type of Transaction:                     Transfer
Time remaining in the Guarantee Period:  30 months, 5 days
Guaranteed Rate:                         6%
Current Rate for new 3-year deposits:    8%
Transfer Requested:                      $10,000
Withdrawal Charge:                       0%
Other Charges:                           $35 transfer charge


In this example,

         N =  30/12 = 2.5
         G = .06
         C = .08


The MVA factor equals:

         1.06 exp 2.5  - 1  =  -0.0457
         1.08


Manufacturers Life of America will deduct a Gross Withdrawal Amount of
$10,000.00.

From this, Manufacturers Life of America will deduct the transfer charge of $35. This will leave $9,965.00.

The amount of the MVA adjustment would be $9,965.00 x -0.0457, or -$455.40.

The cash transferred to another account(s) would be $9,965.00 -$455.40, or $9,509.60.

1 The assumed fixed interest rates used in the examples in this Appendix illustrate the operation of the Market Value Adjustment and are not intended to reflect the levels of interest rates currently offered on the Fixed Accounts.

EXAMPLE TWO:  POSITIVE MVA AND NO WITHDRAWAL CHARGE

Assume the following:


Type of Account:                         Fixed
Type of Transaction:                     Partial Withdrawal
Time remaining in the Guarantee Period:  47 months
Guaranteed Rate:                         6%
Current Rate for new 3-year deposits:    4%
Current Rate for new 4-year deposits:    Not Offered
Current Rate for new 5-year deposits:    6%
Cash Withdrawal Requested:               $10,000
Withdrawal Charge:                       0%
Other Charges:                           None


In this example,

         N = 47/12 = 3.91677
         G = .06
         C = .05


The time remaining in the Guarantee Period, rounded to the next full year, is 4 years. Since the 4-year deposit is not available, interpolate between the 3-year rate and the 5-year rate, to get a rate of 5%.

The MVA factor equals:

     1.06 exp. 3.91677  - 1
     1.05
     = 0.0378

We will take out a Gross Withdrawal Amount of $9,635.77

The amount of the MVA adjustment would be $9,635.77 x 0.0378, or $364.23.

The cash received by the Policyowner would be $9,635.77 + $364.23, or $10,000.


EXAMPLE THREE: WITHDRAWAL CHARGE AND NO MVA

Assume the following:

Type of Account:            Variable
Type of Transaction:        Partial Withdrawal
Cash Withdrawal Requested:  $10,000
Withdrawal Charge:          6%*
Other Charges:              None


The Gross Withdrawal Amount will be $10,638.30.

The withdrawal charge will be $10,638.30 x 6%, or $638.30.

The cash received by the Policyowner would be $10,638.30 -- $638.30, or $10,000.

* In this example, Manufacturers Life of America assumes that a 10% free withdrawal has already been taken earlier in the year, and that the withdrawal charge percentage applies to the total Policy Value. In other situations the withdrawal charge may not apply to the total Policy Value.

EXAMPLE FOUR: NEGATIVE MVA AND WITHDRAWAL CHARGE

Assume the following:

Type of Account:                         Fixed
Type of Transaction:                     Surrender
Time remaining in the Guarantee Period:  30 months, 5 days
Guaranteed Rate:                         6%
Current Rate for new
3-year deposits:                         8%
Policy Value:                            $10,000
Withdrawal Charge:                       6%*
Other Charges:                           $30 record-keeping charge


In this example,

         N = 30/12 = 2.5
         G = .06
         C = .08


The MVA factor equals:

         1.06 exp. 2.5  - 1
         1.08
         = - 0.0457


On a surrender, the Gross Withdrawal Amount is the Policy Value, or $10,000 in this example.

Manufacturers Life of America will deduct the record-keeping charge of $30, leaving $9,970.

The amount of the MVA adjustment would be $9,970 x -0.0457, or $455.63.

This leaves an amount of $9,970.00 - $455.63, or $9,514.37.

The withdrawal charge will be $9,514.37 x 6%, or $570.86.

The cash received by the Policyowner would be $9,514.37 - $570.86, or $8,943.51.

* In this example, Manufacturers Life of America assumes that a 10% free withdrawal has already been taken earlier in the year, and that the withdrawal charge percentage applies to the total Policy Value. In other situations the withdrawal charge may not apply to the total Policy Value.

                                     PART B


                      STATEMENT OF ADDITIONAL INFORMATION

Information permitted to be in the Statement of Additional Information is

contained in the Prospectus.

                                     PART C


                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits


(a) Financial Statements.

     Included in the Prospectus:

                Reports of Independent Auditors for Registrant and Depositor for:

                Financial statements of The Manufacturers Life Insurance Company of America Separate Account Two for the year ended December 31, 1995 and financial statements of The Manufacturers Life Insurance Company of America for the year ended December 31, 1995.

                Unaudited financial statements of The Manufacturers Life Insurance Company of America Separate Account Two for the period ended September 30, 1996 and unaudited financial statements of The Manufacturers Life Insurance Company of America for the period ended September 30, 1996.


     (b) Exhibits, including those previously filed and incorporated herein by reference.


     (1) Copy of resolution establishing Separate Account Two. Previously filed as Exhibit (1) to the Registration Statement on Form N-4 filed by The Manufacturers Life Insurance Company of America on January 13, 1993 (File No. 33-57018).

(3)(a)(i) Distribution Agreement between The Manufacturers Life Insurance Company of America and ManEquity, Inc. Previously filed as Exhibit
           (3)(a)(i) to the Registration Statement on Form N-4 filed by The Manufacturers Life Insurance Company of America on January 13, 1993 (File No. 33-57018).

(3)(a)(ii) Supplemental Agreement to Distribution Agreement.  Previously filed as Exhibit (3)(a)(ii) to the Registration Statement on Form N-4 filed by The Manufacturers Life Insurance Company of America on January 13, 1993 (File No. 33-57018).

(3)(b)(i) Specimen Agreement between ManEquity, Inc. and registered representatives. Previously filed as Exhibit (1) to the Registration Statement on Form N-4 filed by The Manufacturers Life Insurance Company of America on January 13, 1993 (File No. 33-57018).

(3)(b)(ii) Specimen Agreement between ManEquity, Inc. and dealers. Previously filed as Exhibit (3)(b)(ii) to the Registration Statement on Form N-4 filed by The Manufacturers Life Insurance Company of America on January 13, 1993 (File No. 33-57018).

                                      (ii)


(4)(a) Form of Multi-Account Flexible Variable Annuity Policy, previously filed as Exhibit (4)(a) to Pre-Effective Amendment No. 1 on Form N-4 filed by The Manufacturers Life Insurance Company of America on February 10, 1994 (File No. 33-57018).


(4)(b)(i) Individual Retirement Annuity Rider, previously filed as Exhibit
           (4)(b)(i) to Pre-Effective Amendment No. 1 on Form N-4 filed by The Manufacturers Life Insurance Company of America on February 10, 1994 (File No. 33-57018).


(4)(b)(i)(a) Trustee-Owned Policies Rider, previously filed as Exhibit
             (4)(b)(i)(a) to Pre-Effective Amendment No. 1 on Form N-4 filed by The Manufacturers Life Insurance Company of America on February 10, 1994 (File No. 33-57018).


(4)(b)(ii) Unisex Endorsement.  Previously filed as Exhibit (4)(b)(iv) to the
           Registration Statement on Form N-4 filed by The Manufacturers Life Insurance Company of America on January 13, 1993 (File No. 33-57018).


(5) Form of Application for the Policy, previously filed as Exhibit (5) to Pre-Effective Amendment No. 1 on Form N-4 filed by The Manufacturers Life Insurance Company of America on February 10, 1994 (File No. 33-57018).


(5)(a)     Form of Application Supplement for the Policy.**


(6)(a)(i) Articles of Incorporation of The Manufacturers Life Insurance Company of America, previously filed as Exhibit (6)(a)(i) to the Registration Statement No. 3 on Form N-4 filed by The Manufacturers Life Insurance Company of America on April 26, 1996 (File No. 33-57018).**


(6)(b)(i) By-Laws of The Manufacturers Life Insurance Company of America. , previously filed as Exhibit (6)(b)(i) to the Registration Statement No. 3 on Form N-4 filed by The Manufacturers Life Insurance Company of America on April 26, 1996 (File No. 33-57018).**


** Filed electronically.

                                     (iii)


(7) Reinsurance Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of America. Previously filed as Exhibit 7 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed by The Manufacturers Life Insurance Company of America on February 10, 1994.


(8)(a) Service Agreement between The Manufacturers Life Insurance Company of America and The Manufacturers Life Insurance Company. Previously filed as Exhibit (8)(a) to the Registration Statement on Form N-4 filed by The Manufacturers Life Insurance Company of America on January 13, 1993 (File No. 33-57018).


(8)(b)     First Amendment to Service Agreement.  Previously filed as Exhibit
           (8)(b) to the Registration Statement on Form N-4 filed by The Manufacturers Life Insurance Company of America on January 13, 1993 (File No. 33-57018).


(8)(c)     Second Amendment to Service Agreement, previously filed as Exhibit
           (8)(c) to Pre-Effective Amendment No. 1 on Form N-4 filed by The Manufacturers Life Insurance Company of America on February 10, 1994 (File No. 33-57018).


(8)(d) Service Agreement between The Manufacturers Life Insurance Company and ManEquity, Inc. dated January 2, 1991 as amended March 1, 1994. Previously filed as Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed by The Manufacturers Life Insurance Company of America on May 2, 1994.

                                      (iv)



(9)(a) Opinion and consent of Stephen C. Nesbitt, Esq., former General Counsel of The Manufacturers Life Insurance Company of America. Previously filed as Exhibit (9)(a) to the Registration Statement on Form N-4 filed by The Manufacturers Life Insurance Company of America on January 13, 1993 (File No. 33-57018).



(9)(b)     Consent of Ernst & Young LLP.       To be filed by amendment.


(9)(c)     Consent of Jones & Blouch L.L.P.    To be filed by amendment.



(16)       Performance Computation Schedule.   To be filed by amendment.


(27) Financial Data Schedules (1995 audited). Previously filed as Exhibit 27 to the Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed by the Manufacturers Life Insurance Company of America on April 26, 1996 (File NO. 33-57018).

Item 25.    Directors and Officers of the Depositor.

     The names and positions of each of the officers and directors of The Manufacturers Life Insurance Company of America are set forth in Part A of this registration statement under the caption Additional Information about Manufacturers Life of America -- "Executive Officers and Directors". The business address of John Richardson, Donald Guloien, Joseph Pietroski, Bruce Gordon, John Ostler and Douglas Myers is 200 Bloor Street, East, Toronto, Ontario, Canada M4W 1E5. The business address of Sandra M. Cotter is 800 Michigan National Tower, Lansing, Michigan 48933. The business address of James Gallagher, Theodore Kilkuskie, and Hugh McHaffie is 73 Tremont Street, Boston, MA.


Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.


THE MANUFACTURERS LIFE INSURANCE COMPANY
(Subsidiaries Organization Chart
- including certain Significant Investments)


The Manufacturers Life Insurance Company (Canada)

1.  ManuLife Holdings (Hong Kong) Limited - H.K. (100%)

2.  ManuLife Financial Systems (Hong Kong) Limited - H.K. (100%)

3.  P.T. Asuransi Jiwa Dharmala Manulife - Indonesia (51%)

4.  WT (SW) Properties Ltd. - U.K. (100%)

5.  OUB Manulife Pte. Ltd. - Singapore (50%)

6.  Manulife (Malaysia) SDN. BHD. - Malaysia (100%)

7.  Manulife (Thailand) Ltd. - Thailand (100%)

8.  Young Poong Manulife Insurance Company - Korea (50%)

9.  Ennal, Inc. - Ohio (100%)

10. First North American Realty, Inc. - Minnesota (100%)

11. NAL Resources Limited - Alberta (100%)
     (a) Nottingham Gas Limited - Saskatchewan (31%)

12. Nottingham Gas Limited - Saskatchewan (31%)

13. 484551 Ontario Limited - Ontario (100%)
     (a) 911164 Ontario Limited - Ontario (100%)

14. Peel-de Maisonneuve Investments Ltd. - Canada (50%)
     (a) 2932121 Canada Inc. - Canada (100%)

15. Balmoral Developments Inc. - Canada (100%)

16. KY Holding Corporation - Canada (100%)

17. 165351 Canada Limited - Canada (100%)

18. 172846 Canada Limited - Canada (100%)

19. 576986 Ontario Inc. - Ontario (100%)

20. Cantay Holdings Inc. - Ontario (100%)

21. Manufacturers Life Capital Corporation Inc. - Canada (100%)

22. Elliott & Page Asset Management Ltd. - Canada (100%)

23. 495603 Ontario Limited - Ontario (100%)

24. 994744 Ontario Inc. - Ontario (100%)

25. The North American Group Inc. - Ontario (100%)

26.  Manulife Investment Management Corporation - Canada (100%)
     (a)  159139 Canada Inc. - Canada (50%)
             i.  Altamira Management Ltd. - Canada (60.96%)
                A.  ACI2 Limited - Cayman (100%)
                        a/  Regent Pacific Group Limited-Cayman (63.8%)
                                a.1 Manulife Regent Investment Corporation -
                                        Barbados (100%) [50% by Regent Pacific
                                        Group Limited and 50% by Manulife Data
                                        Services Inc.]
                                b.1 Manulife Regent Investment Asia Limited -
                                        Hong Kong (100%)
                B.  Altamira Financial Services Inc. - Ontario (100%)
                        a/  AIS Securities (Partnership) - Ontario (100%)
                             [5% by Altamira Financial Services, Inc. and 95%
                                by Altamira Investment Services Inc.]
                        b/  Altamira Investment Services Inc. - Ontario (100%)
                                (a) AIS Securities (Partnership) - Ontario
                                        (100%)[95% by by Altamira Investment
                                        Services Inc. and 5% by Altamira
                                        Financial Services Inc.]
                                (b) Altamira (Alberta) Ltd. - Alberta (100%)
                                (c) Capital Growth Financial Services Inc. -
                                        Ontario (100%)

27. Manulife International Investment Management Limited - U.K. (100%)
        (a) Manulife International Fund Management Limited - U.K. (100%)

28. Manulife (International) Limited - Bermuda (100%)
        (a) The Manufacturers (Pacific Asia) Insurance Company Limited - Hong Kong (100%)
        (b) Newtime Consultants Limited - Hong Kong (100%)

29.  Manulife Data Services Inc.- Barbados (100%)
        (a) Manulife Regent Investment Corporation - Barbados - (100%) [50% by Manulife Data Services Inc. and 50% by Regent Pacific
                Group Limited]
        (b) Manulife Regent Investment Asia Limited - Hong Kong (100%)

30. FNA Financial Inc. - Canada (100%)
        (a) NAL Trustco Inc. - Ontario (100%)
        (b) First North America Insurance Company - Canada (100%
        (c) Elliott & Page Limited - Ontario (100%)
        (d) Seamark Asset Management Ltd. - Canada (69.175%)
        (e) NAL Resources Management Limited - Canada (100%) (i) NAL Energy Inc. - Alberta (100%)

31.  ManuCab Ltd. - Canada (100%)
        (a)  Plazcab Service Limited - Canada (100%)

32. Townvest Inc. - Ontario (100%)

33. Manulife Reinsurance Corporation (U.S.A.) - Michigan (100%)
        (a) The Manufacturers Life Insurance Company (U.S.A.) - Michigan (100%)
        (b) Manulife Holding Corporation - Delaware (100%)
                i.   Manufacturers  Life Mortgage Securities Corporation -
                        Delaware (100%)
                ii.  Manulife Property Management of Washington, D.C., Inc.  -
                        Washington D.C. (100%)
                iii. Capital Design Corporation - California - (100%)
                iv.  ManEquity, Inc. - Colorado (100%)
                v.   Manulife Service Corporation - Colorado (100%)
                vi.  Succession Planning International Inc. - Wisconsin (100%)
        (c) The Manufacturers Life Insurance Company of America - Michigan
                (100%)
                i.   Manulife Series Fund, Inc. - Maryland (100%)
                ii.  Manufacturers Adviser Corporation - Colorado (100%)
        (d) Manulife Reinsurance Limited - Bermuda (100%)

34. The Manufacturers Investment Corporation - Michigan (100%)

35. Capitol Bankers Life Insurance Company - Minnesota (100%)

36. NAWL (North American Wood Logan Holding Company) - Delaware (85%)
        (a) Wood Logan Associates Inc. - Connecticut (100%)
                (i) Wood Logan Distributors - Connecticut (100%)
        (b) North American Security Life Insurance Company - Delaware (100%)
                (i)  NASL Financial Services, Inc. - Massachusetts (100%)
                (ii) First North American Life Assurance Company -
                        New York (100%)

37. Manulife (International) Reinsurance Limited - Bermuda (100%)
        (a)  Manulife (International) P&C Limited - Bermuda (100%)
        (b)  Manufacturers P&C Limited - Barbados (100%)

38. Manulife Financial Holdings Limited - Ontario (100%)
        (a)  742166 Ontario Inc. - Ontario (100%)
        (b)  Family Realty Firstcorp Limited - Ontario (100%)
        (c)  Thos. N. Shea Investment Corporation Limited - Ontario (100%)
        (d)  Manulife Bank of Canada - Canada (100%)
                i.  Manulife Securities International Ltd. - Canada (100%)


Item 27.  Number of Policyowners

     There were 5,213 Policies participating in Separate Account Two at September 30, 1996 (date within 90 days of filing).

Item 28.    Indemnification of Directors and Officers

     Article XV of the By-Laws of The Manufacturers Life Insurance Company of America provides for indemnification of directors and officers as follows:

     "Article XV."

1. The Company may indemnify any person who is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal or administrative (other than by or in the right of the Company), by reason of the fact that he;

                  (a) is or was a director, officer or employee of the Company, or

                  (b) is or was serving at the request of the Company as a director, officer, employee, or trustee of another corporation, partnership, joint venture, trust or other enterprise,

     against all expenses (including solicitors' and attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted honestly and in good faith and with a view to the best interests of the Company, and, in the case of any criminal or administrative action or proceeding, he had reasonable grounds for believing that his conduct was lawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction shall not of itself create a presumption that the person did not act honestly and in good faith with a view to the best interest of the Company and, with respect to any criminal action or proceeding, that he did not have reasonable grounds for believing that his conduct was lawful.

2. The Company shall in any event indemnify a person referred to in paragraph 1 hereof who has been substantially successful in the defence of any such action, suit or proceeding against all expenses (including solicitors' and attorneys' fees) reasonably incurred by him in connection with the action, suit or proceeding.

3. The indemnification provided by this By-Law shall be continuing and enure to the benefit of the heirs, executors, and administrators of any person referred to in paragraph 1 hereof.

4. Expenses (including solicitors' and attorneys' fees) incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of any person referred to in paragraph 1 hereof to repay the amount if it shall be ultimately determined that he is not entitled to indemnified by the Company as authorized by this By-Law.

5. The indemnification provided by this By-Law shall not be deemed exclusive of any other rights to which those entitled to be indemnified hereunder may be entitled as a matter of law or under any by-law, agreement, vote of members, or otherwise.

Administrative Resolution Number 600.01 of The Manufacturers Life Insurance Company provides for indemnification of certain directors and officers of subsidiary companies as follows:

   "Resolution 600.01"
1.1 [The Manufacturers Life Insurance Company (the "Company")] shall indemnify any person who is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal or administrative (other than by or in the right of the Company except as provided in 1.2 of this Article) by reason of the fact that the person

                  (a) is or was a Director, officer or employee of the Company, or

                  (b) is or was serving at the specific request of the Company, as a Director, officer, employee or trustee of another corporation, partnership, joint venture, trust or other enterprise, or

                  (c) is or was engaged at the same time as an agent in the sale of the Company's products while at the same time employed by the Company in the United States in a branch management capacity, against all expenses (including but not limited to solicitors' and attorneys' fees) judgments, fines and amounts in settlement, actually and reasonably incurred by the person in connection with such action, suit or proceeding, (other than those specifically excluded below) if the person acted honestly, in good faith, with a view to the best interests of the Company or the enterprise the person is serving at the request of the Company, and within the scope of his or her authority and normal activities, and, in the case of any criminal or administrative action or proceeding, the person had reasonable grounds for believing that his or her conduct was lawful.

     The termination of any action, suit or proceeding by judgment, order, settlement or conviction shall not of itself create a presumption that the person did not act honestly and in good faith with a view to the best interests of the Company and, with respect to any criminal action or proceeding, that the person did not have reasonable grounds for believing that his or her conduct was lawful.

1.2 The Company shall also, with the approval of the Board, indemnify a person referred to in Section 1.1 of this Article in respect of any action by any person by or on behalf of the Company to procure a judgment in its favour to which the person is made a party by reason of being or having been a Director, officer or employee of the Company, against all costs, charges and expenses reasonably incurred by him or her in connection with such action if he or she fulfills the conditions set out in Section 1.1 of this Article.

1.3  The Company shall have no obligation to indemnify any person for:

           (a) any act, error, or omission committed with actual dishonest, fraudulent, criminal or malicious purpose or intent, or

           (b)  any act of gross negligence or willful neglect, or

           (c) any liability of others assumed by any person otherwise entitled to indemnification hereunder, or

           (d) any claims by or against any enterprise which is owned, operated, managed, or controlled by any person otherwise entitled to indemnification hereunder or any claims by such person against an enterprise, or

           (e) any claim arising out of, or based on, any pension plan sponsored by any person otherwise entitled to indemnification hereunder as employer, or

           (f) bodily injury, sickness, disease or death of any person, or injury to or destruction of any tangible property including loss of use thereof, or

           (g) any amount covered by any other indemnification provision or by any valid and collectible insurance which the person entitled to indemnity hereunder may have, or

           (h) any liability in respect of which the person would otherwise be entitled to indemnification if in the course of that person's actions, he or she is found by the Board of Directors to have been in breach of compliance with the Company's Code of Business Conduct or Conflict of
                Interest guidelines, or

           (i) any liability incurred by that person for any sales activities unless the person qualifies under Section 1.1(c) of this Article.

1.4 In the event of any indemnity payment by the Company and as a condition of it, the Company shall be subrogated to all the rights of recovery of the person indemnified, and such person shall execute and deliver instruments and papers and do whatever else is necessary to secure such rights.

1.5 As a condition of indemnification, the person to be indemnified shall not demand or agree to arbitration of any claim, make any payment, admit any liability, settle any claims, assume any obligation or incur any expense without the written consent of the Company.

1.6 Any claim to indemnification shall not be assignable. In the event of death or incompetency, the legal representative of a person eligible for indemnification shall be entitled to indemnification for those acts and omissions of the indemnified person incurred prior to his death or incompetency.

1.7 The Company shall have the right as a condition of pending indemnification to appoint counsel satisfactory to the person to be indemnified to defend the person for any claim against him or her which may be covered by this indemnity.

1.8 The indemnification shall be continuing and enure to the benefit of the heirs, executors and administrators of any person referred to in Section
     1.1. of this Article.

1.9 Expenses (including but not limited to solicitors' and attorneys' fees), incurred in defending a civil, criminal, or administrative action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of any person referred to in Section 1.1 of this Article to repay the amount if it shall be ultimately determined that the person is not eligible to be indemnified by the Company.

1.10 The Indemnification provided hereunder shall not be deemed exclusive of any other rights to which those eligible to be indemnified hereunder may be entitled as a matter of law under any By-Law, Resolution, agreement, vote of members or otherwise.

Liability Insurance

               At a meeting of the Executive Committee of the Board of Directors of The Manufacturers Life Insurance Company held October 21, 1993, the purchase of Directors and Officers (D&O) liability insurance was approved. It became effective December 1, 1993. It provides global coverage for all Directors and Officers of The Manufacturers Life Insurance Company and its subsidiaries.

     The coverage provided:

           1. Insures Directors and Officers against loss arising from claims against them for certain acts in cases where they are not indemnified by The Manufacturers Life Insurance Company or a subsidiary.


           2. Insures The Manufacturers Life Insurance Company against loss arising from claims against Directors and Officers for certain wrongful acts, but only where the corporation indemnifies the Directors or Officers as required or permitted under applicable statutory or by-law provisions.

     In general, the D&O coverage encompasses:
                - past, present and future Directors and Officers of The Manufacturers Life Insurance Company and subsidiaries

                - defense costs and settlements (if legally obligated to be paid) resulting from third party claims in connection with 'wrongful acts' committed by a Director or Officer within the scope of their duties

                - claims made basis (i.e. policy responds to claims filed/reported during the policy term, including claims arising from events transpiring before the policy was in force as long as no Director/Officer was aware of the events prior to coverage placement).


Item 29.   Principal Underwriters.

(a) In addition to the Policies, ManEquity, Inc. acts as principal underwriter of policies participating in Separate Accounts One, Three and Four as well as other Policies issued by Separate Account Two of The Manufacturers Life Insurance Company of America.


(b)  Name and Principal                         Positions and Offices
     Business Address                           with Underwriter
     -------------------                        ------------------------

     -       Thomas G. Reive                        Treasurer
             200 Bloor Street East
             Toronto, Ontario

     -       Gary Buchanan                          V.P., Compliance
             200 Bloor Street East
             Toronto, Ontario

     -       Brian Buckley                          Secretary and General
             116 Huntington Avenue                    Counsel
             Boston, Massachusetts 02116

     -       Douglas Myers                          Director, President
             200 Bloor Street East
             Toronto, Ontario

     -       Barbara Gardiner                       Director
             7676 Hazard Center Drive
             Suite 1450, San Diego CA 92108

     -       Bruce Gordon                           Director
             200 Bloor Street East
             Toronto, Ontario

     -       Imants Saksons                         Director
             200 Bloor Street East
             Toronto, Ontario

     -       Jack Wherry                            Director
             6800 France Avenue South
             Minneapolis, Minnesota 55435



(c)    (1)          (2)               (3)             (4)           (5)

Name of             Net Underwriting                                Other
Principal           Discounts and     Compensation    Brokerage     Compen-
Underwriter         Commissions       on Redemption   Commissions   sation
-----------         ----------------  -------------   -----------   --------

ManEquity, Inc.     $3,355,185           - 0 -         - 0 -        - 0 -


Item 30. Location of Accounts and Records.

     Pursuant to a Service Agreement, The Manufacturers Life Insurance Company maintains physical possession of the books and records of Separate Account Two required by Section 31(a) of the 1940 Act and the rules thereunder.



Item 31.  Management Services.

          Not applicable.


Item 32.  Undertakings.


          Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

          The Manufacturers Life Insurance Company of America hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, as amended from time to time, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

     As   required by the Securities Act of 1933 and the Investment Company Act
of l940, the registrant, SEPARATE ACCOUNT TWO OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA, and its depositor, THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA, have caused this amended registration statement to be signed on their behalf in the City of Toronto, Province of Ontario, Canada, on the 28th day of October, 1996.


[SEAL]              SEPARATE ACCOUNT TWO OF THE
                    MANUFACTURERS LIFE INSURANCE
                    COMPANY OF AMERICA
                    ---------------------------------
                               (Registrant)

                    By: THE MANUFACTURERS LIFE
                        INSURANCE COMPANY OF AMERICA
                        -----------------------------
                               (Depositor)

                    By:   /s/ Donald A. Guloien
                        -----------------------------
                              DONALD A. GULOIEN
                              President

                        THE MANUFACTURERS LIFE INSURANCE COMPANY OF
                        AMERICA

                    By:   /s/ Donald A. Guloien
                        ------------------------------
                              DONALD A. GULOIEN
                              President

Attest

   /s/  Sheri L. Kocen
-------------------------


(60)SA2-486(a)(Lifestyle)

SIGNATURES

     Pursuant to the requirements of the Securities Act of l933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                         Title                        Date
--------------                -------------                  ---------

/s/ Donald A. Guloien      President and Director           October 28, 1996
-----------------------
DONALD A. GULOIEN          (Principal Executive Officer)


-----------------------    Director
SANDRA M. COTTER


/s/ James D. Gallagher     Director, Secretary              October 28, 1996
-----------------------
JAMES D. GALLAGHER


/s/ Bruce Gordon           Director                         October 28, 1996
-----------------------
BRUCE GORDON


-----------------------    Director
THEODORE KILKUSKIE, JR.


/s/ Joseph J. Pietroski    Director                         October 28, 1996
-----------------------
JOSEPH J. PIETROSKI


/s/ John D. Richardson     Director and Chairman            October 28, 1996
-----------------------
JOHN D. RICHARDSON


/s/ Douglas H. Myers       Vice President, Finance          October 28, 1996
-----------------------
DOUGLAS H. MYERS           (Principal Financial Officer)


                                 EXHIBIT INDEX

                                                Page in Sequential
                                                  Numbering System
                                                    Where Exhibit
Exhibit No.    Description                              Located
-----------    -------------                  -------------------------

27             Financial Data Schedules     Previously filed as Exhibit 17
               (1995 audited)               to the Post-Effective Amendment No.
                                            3 to the Registration Statement on
                                            Form N-4 filed by The
                                            Manufacturers Life Insurance
                                            Company of America on April 26,
                                            1996 (File No. 33-57018).


99.1           Copy of resolution           Previously filed as
               establishing Separate        Exhibit (1) to the
               Account Two                  Registration Statement on
                                            Form N-4 filed by The Manufacturers
                                            Life Insurance Company of America on
                                            January 13, 1993 (File No.
                                            33-57018).

99.3(a)(i)     Distribution Agreement       Previously filed as
               between The Manufacturers    Exhibit (3)(a)(i) to the
               Life Insurance Company       Registration Statement on
               Of America ManEquity,        Form N-4 filed by The
               Inc.                         Manufacturers Life
                                            Insurance Company of America on
                                            January 13, 1993 (File No.
                                            33-57018).

99.3(a)(ii)    Supplemental Agreement       Previously filed as
               to Distribution Agreement    Exhibit (3)(a)(ii) to the
                                            Registration Statement on Form N-4
                                            filed by The Manufacturers
                                            Life Insurance Company of
                                            America on January 13, 1993
                                            (File No. 33-57018).

99.3(b)(i)     Specimen Agreement between   Previously filed as
               ManEquity, Inc. and          Exhibit (3)(b)(i) to
               registered representatives   Registration Statement on Form
                                            N-4 filed by The Manufacturers Life Insurance
                                            Company of America on January 13, 1993 (File No.
                                            33-57018).

99.3(b)(ii)    Specimen Agreement between   Previously filed as
               ManEquity, Inc. And dealers  Exhibit (3)(b)(ii) to the Registration
                                            Statement on Form N-4 filed
                                            by The Manufacturers Life
                                            Insurance Company of America
                                            on January 13, 1993 (File No.
                                            33-57018).



                                                Page in Sequential
                                                  Numbering System
                                                    Where Exhibit
Exhibit No.    Description                              Located
-----------    -------------                  -------------------------

99.4(a)        Form of Multi-Account       Previously filed as
               Flexible Variable Annuity   Exhibit (4)(a) to Pre-
               Policy                      Effective Amendment No.
                                           1 on Form N-4 filed by The
                                           Manufacturers Life
                                           Insurance Company of
                                           America on February 10,
                                           1994 (File No. 33-57018).

99.4(b)(i)    Individual Retirement        Previously filed as
              Annuity Rider                Exhibit (4)(b)(i) to Pre-
                                           Effective Amendment No. 1 on
                                           Form N-4 filed by The
                                           Manufacturers Life Insurance
                                           Company of America on February
                                           10, 1994 (File No. 33-57018).

99.4(b)(i)(a) Trustee-Owned Policies       Previously filed as
              Rider                        Exhibit (4)(b)(i)(a) to
                                           Pre-Effective Amendment No. 1 on Form
                                           N-4 filed by The Manufacturers
                                           Life Insurance Company of
                                           America on February 10, 1994
                                           (File No. 33-57018).

99.4(b)(ii)   Unisex Endorsement           Previously filed as Exhibit
                                           (4)(b)(iv) to the Registration
                                           Statement on Form N-4 filed by
                                           The Manufacturers Life Insurance
                                           Company of America on January
                                           13, 1993 (File No. 33-57018).

99.5          Form of Application          Previously filed as
              for the Policy               Exhibit (5) to Pre-
                                           Effective Amendment No. 1 on Form N-4
                                           filed by The Manufacturers Life
                                           Insurance Company of America on
                                           February 10, 1994 (File No.
                                           33-57018).

99.5(a)       Form of Application
              Supplement for the
              Policy.**




**   Filed electronically

                                                 Page in Sequential
                                                   Numbering System
                                                     Where Exhibit
Exhibit No.   Description                               Located
-----------   -------------                   -------------------------

99.6(a)(i)    Articles of Incorporation     Previously filed as Exhibit
              of The Manufacturers Life     (6)(a)(i) to the Registration
              Insurance Company of          Statement No. 3 on Form N-4
              America**                     filed by The Manufacturers Life
                                            Insurance Company of America on
                                            April 26, 1996 (File No.  33-57018).

99.6(b)(i)    By-Laws of The Manufacturers  Previously filed as Exhibit
              Life Insurance Company of     (6)(b)(i) to the Registration
              America**                     Statement No. 3 on Form N-4
                                            filed by The Manufacturers Life
                                            Insurance Company of America on
                                            April 26, 1996 (File No.
                                            33-57018).


99.7          Reinsurance Agreement         Previously filed as
              between The Manufacturers     Exhibit 7 to Pre-Effec-
              Life Insurance Company and    tive Amendment No. 1
              The Manufacturers Life        to the Registration
              Insurance Company of America  Statement on Form N-4
                                            filed by the Manu-
                                            facturers Life Insurance
                                            Company of America on
                                            February 10, 1994.

99.8(a)       Service Agreement between     Previously filed as
              The Manufacturers Life        Exhibit (8)(a) to the Insurance
              Company of America            Registration Statement on
              and The Manufacturers Life    Form N-4 filed by The
              Insurance Company             Manufacturers Life Insurance Company
                                            of America on January 13, 1993 (File
                                            No. 33-57018).

99.8(b)       First Amendment to Service    Previously filed as
              Agreement                     Exhibit (8)(b) to the
                                            Registration Statement on
                                            Form N-4 filed by The Manufacturers
                                            Life Insurance Company of
                                            America on January 13, 1993
                                            (File No.  33-57018).


** Filed Electronically

                                                Page in Sequential
                                                  Numbering System
                                                    Where Exhibit
Exhibit No.    Description                              Located
-----------    -------------                  -------------------------

99.8(c)        Second Amendment to Service    Previously filed as
               Agreement                      Exhibit (8)(c) to Pre-
                                              Effective Amendment No. 1
                                              on Form N-4 filed by The
                                              Manufacturers Life Insurance
                                              Company of America on February 10,
                                              1994 (File No. 33-57018).

99.8(d)       Service Agreement between       Previously filed as
              The Manufacturers Life          Exhibit (8)(d) to Post-
              Insurance Company and           Effective Amendment No. 1
              ManEquity, Inc. dated           on Form N-4 filed by The
              January 2, 1991 as              Manufacturers Life
              amended March 1, 1994           Insurance Company of
                                              America on May 2, 1994.


99.9(a)       Opinion and consent of          Previously filed as
              Stephen C. Nesbitt, Esq.,       Exhibit (9)(a) to the
              former General Counsel of The   Registration Statement on
              Manufacturers Life Insurance    Form N-4 filed by The Manu-
                                              facturers Life Insurance Company
                                              of America on January 13, 1993
                                              (File No. 33-57018).

99.C1         Consent of Ernst &              To be filed by amendment
              Young LLP.


99.C6         Consent of Jones &              To be filed by amendment
              Blouch L.L.P.


99.16         Performance Computation         To be filed by amendment
              Schedule


